UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1616 N. Litchfield Rd, Suite 165, Goodyear, AZ 85395

(Address of principal executive offices)

(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 8/31

Date of reporting period: 8/31/12

Item 1.  Reports to Stockholders.

CLASS A, B AND C SHARES

ANNUAL REPORT

AS OF AUGUST 31, 2012

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS

AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter

Investment Review

Schedules of Investments

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to Financials

Financial Highlights

Report of Independent Registered Public Accounting Firm

Supplemental Information

Privacy Notice

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia

Trustee, Chairman, President & CEO

Patrick H. McCollough

Trustee

Udo W. Koopmann

Trustee

Floyd E. Seal

Trustee

Stephen H. Hamrick

Trustee

Stephen Ventimiglia

Vice President & Secretary

Jonathan W. Ventimiglia

Vice President, Assistant Secretary,

                                                                   Treasurer & Chief Financial Officer

James S. Vitalie

Vice President

Michael J. Wagner

Chief Compliance Officer

Rose Anne Casaburri

Assistant Secretary

Aaron J. Smith

Assistant Treasurer

Investment Manager

Distributor

Saratoga Capital Management, LLC

Northern Lights Distributors, LLC

1616 N. Litchfield Rd., Suite 165

17605 Wright Street, Suite 2

Goodyear, Arizona 85395

Omaha, Nebraska 68130

Transfer & Shareholder Servicing Agent

Custodian

Gemini Fund Services, LLC

BNY Mellon Corp.

17605 Wright Street, Suite 2

1 Wall Street, 25th Floor

Omaha, Nebraska 68130

New York, New York 10286

Administrator & Fund Accounting Agent

Custody Administrator

Gemini Fund Services, LLC

Gemini Fund Services, LLC

450 Wireless Boulevard

450 Wireless Boulevard

Hauppauge, New York 11788

Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

ANNUAL REPORT TO SHAREHOLDERS

October 23, 2012

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”).  This report covers the twelve months from September 1, 2011 through August 31, 2012.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy. The Saratoga Advantage Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms. Combining the strength of the Trust’s performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals.

Low interest rates may be positive for stocks. While low interest rates typically result in low income and tend to depress fixed-income returns, they can be a positive indicator for stock returns.  10-year government interest rates have not remained less than 2% for a year since 1941.  The following 5, 10, 20 and 30 years produced stock returns that were above average and also higher than inflation.  On the other hand, bond returns were low and did not keep pace with inflation.

The housing market is a very important component of the United States economy.  Following are some interesting statistics regarding the United States housing market:

ECONOMIC OVERVIEW

As measured by the Gross Domestic Product (GDP), the United States (U.S.) economy advanced by an annualized rate of 1.3% during the second quarter of 2012. From the first quarter of 2009 through the second quarter of 2012, the GDP has averaged an annualized quarter-on-quarter (q-q) percent change of about 1.45%. The Conference Board Consumer Confidence Index® (CCI) is a barometer of the health of the U.S. economy from the perspective of the consumer. This index is based on consumers’ perceptions of current business and employment conditions, as well as their expectations for six months hence regarding business conditions, employment, and income. The CCI originated in January 1967, and its historical range through 2008 was approximately 38 to 145. In the beginning of 2009 this index stood at 25.3, the lowest number in its history. The average for this indicator since the beginning of 2009 has been approximately 54.7. The CCI reading is often highly correlated with another important economic statistic, Personal Consumption Expenditures (PCE), which makes up roughly 70% of GDP. The PCE has averaged an annualized q-q percent change of about 1.56% since the beginning of 2009, a very low reading for a nearly 4-year period. We believe that until there is significantly higher consumer confidence in our nation, the U.S. economy will most likely struggle. At the September 13, 2012 Federal Reserve (Fed) Open Market Committee meeting, the Fed released the following statement in part: “Information received since the Federal Open Market Committee met in August suggests that economic activity has continued to expand at a moderate pace in recent months. The Committee is concerned that, without further policy accommodation, economic growth might not be strong enough to generate sustained improvement in labor market conditions…the Committee agreed today to increase policy accommodation by purchasing additional agency mortgage-backed securities at a pace of $40 billion per month. The Committee also will continue through the end of the year its program to extend the average maturity of its holdings of securities… These actions, which together will increase the Committee’s holdings of longer-term securities by about $85 billion each month through the end of the year, should put downward pressure on longer-term interest rates, support mortgage markets, and help to make broader financial conditions more accommodative…In particular, the Committee also decided today to keep the target range for the federal funds rate at 0 to 1/4 percent and currently anticipates that exceptionally low levels for the federal funds rate are likely to be warranted at least through mid-2015.” The Fed started an accommodative posture in September 2007, initially reducing the federal funds rate from nearly 5.25% to 4.75% while unemployment was at 4.7%. In December 2008 the federal funds rate was reduced to 0% to 0.25% while unemployment stood at 7.3%. At the end of September 2012 the federal funds rate was still in a range of 0% to 0.25%, and during August 2012 the unemployment rate was 8.1%. Despite the Fed’s actions, the unemployment rate remains high. We believe that increased consumer confidence is a key to the U.S. economic recovery and a decrease in the unemployment rate.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent a single asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class. Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions, and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards by which to measure the portfolios against in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, everyday, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of each of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs. Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia

Chairman, President and

Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

The S&P 500 Index is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA.

1805-NLD-11/7/2012

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by: M.D. Sass Investors Services, Inc., New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Year Ended August 31, 2012
	One Year: 9/1/11 - 8/31/12	Five Year: 9/1/07 - 8/31/12*	Ten Year: 9/1/02 - 8/31/12*	Inception: 1/4/99 - 8/31/12*	Inception: 2/14/06 - 8/31/12*
Class A
With Sales Charge	5.42%	-7.54%	NA	NA	-4.03%
Without Sales Charge	11.83%	-6.44%	NA	NA	-3.16%
Class B
With Sales Charge	6.14%	-7.35%	1.17%	-0.95%	NA
Without Sales Charge	11.14%	-7.03%	1.17%	-0.95%	NA
Class C
With Sales Charge	10.05%	-7.03%	1.16%	-0.95%	NA
Without Sales Charge	11.05%	-7.03%	1.16%	-0.95%	NA

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 30, 2011 are 2.02%, 2.59% and 2.60% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

The Portfolio’s fiscal year ended August 31, 2012 was generally a strong one for stock markets.  Many stocks recovered from the summer swoon of 2011 that was largely caused by slower than expected economic growth and an escalation of the Eurozone crisis.  The nearly 20% decline in the stock market from peak to trough last summer turned out to be an overreaction as corporate profits generally continued their upward trajectory and politicians in Europe in conjunction with the European Central Bank laid the groundwork for a remedy to the crisis.

The Portfolio participated in the strong stock market over the last twelve months led by positions in the industrials, consumer discretionary, and technology sectors.  The top performer in industrials, Goodrich Corporation (0.00%), saw its shares take off after United Technologies (0.00%) announced the acquisition of the aerospace company at a healthy premium.  In consumer discretionary, Wyndham Worldwide’s (0.00%), shares increased 46% as the lodging company continued to execute at a very high level.  The exciting transformation story at eBay (4.15%), emerged over the course of the year taking shares 33% higher.  The combination of explosive growth at the company’s PayPal (0.00%) business and the acceleration of the legacy on-line auction business have led to a positive re-rating of the stock.

Despite heightened risks from the European debt crisis, the impending U.S. fiscal cliff and the weakening global economy, the U.S. economy continues its sluggish recovery.  Policymakers globally are gearing up for another round of QE (quantitative easing) which will likely allow the slow U.S. economic recovery to continue.  Even with the recent market rally, investors still appear to be fearful due to heightened global macro uncertainties and stock market volatility. However, with low interest rates and inflation, historically modest price/earnings ratios relative to interest rates and inflation, many dividend yields above 10-year Treasury yields, and low dividend payout ratios allowing above-average dividend growth, we believe there are attractive potential long term opportunities in stocks.

We have been investing in what we believe are undervalued, high quality stocks which we think should provide future outperformance in a slow growth environment where stocks generally should do much better.  Most recently the Portfolio has added positions in Apple (3.39%), Molson Coors (2.96%), and Sandisk (2.37%).

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/12.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
EBAY, Inc.	4.2%
Watson Pharmaceuticals Corp.	3.6%
Mylan Labs, Inc.	3.6%
Apple, Inc.	3.4%
TRW Automotive Holdings Corp.	3.4%
Carefusion Corp.	3.3%
Qualcomm, Inc.	3.3%
Hertz Global Holdings, Inc.	3.3%
Cameron International Corp.	3.3%
Sanofi Synthelabo SA - ADR	3.3%

*Based on total net assets as of August 31, 2012

Excludes short-term investments.

The Morningstar Large Value Average ("Large Value Average"), as of August 31, 2012, consisted of 1,255 mutual funds comprised of large market capitalization value stocks. The Large Value Average is not managed and it is not possible to invest directly in the Large Value Average

The S&P 500/Citigroup Value Index, is broad, unmanaged-capitalization weighted index which is the successor to the S&P 500/BARRA Value Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2012
	One Year: 9/1/11 - 8/31/12	Five Year: 9/1/07 - 8/31/12*	Ten Year: 9/1/02 - 8/31/12*	Inception: 1/4/99 - 8/31/12*	Inception: 2/14/06 - 8/31/12*
Class A
With Sales Charge	7.93%	2.43%	NA	NA	2.52%
Without Sales Charge	14.50%	3.66%	NA	NA	3.45%
Class B
With Sales Charge	8.85%	2.66%	5.29%	-0.75%	NA
Without Sales Charge	13.72%	3.02%	5.29%	-0.75%	NA
Class C
With Sales Charge	12.79%	3.02%	5.30%	-0.74%	NA
Without Sales Charge	13.76%	3.02%	5.30%	-0.74%	NA

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 30, 2011 are 1.89%, 2.52% and 2.52% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

We take a private equity approach to investing with a long-term, fundamental research and bottom-up approach. Our objective is to invest in high quality businesses with sustainable competitive advantages and profitable growth when they trade at significant discounts to intrinsic value.

For the fiscal year September 1, 2011 through August 31, 2012 the Saratoga Large Capitalization Growth Portfolio posted strong returns.  Our stock selection in the consumer discretionary sector and an underweight position in the energy sector contributed positively to relative performance.  Stock selection in the information technology sector was the primary detractor to relative performance, as was our stock picks in the consumer staples sector.

The strongest contributors to performance during the fiscal year included Visa (5.05%), Amgen (2.59%) and Google (7.02%).  Each of these names have been long-term holdings of the strategy.  Even though Visa was struggling in previous time periods due primarily to the uncertainty created by debit interchange regulation, we remained convinced that embedded expectations were too low.  Visa was one of the strongest performers during this most recent time period and illustrates our commitment to a disciplined investment process with a long-term view.

The largest detractors to performance included Facebook (1.15%), Expeditors International of Washington (3.07%) and Autodesk (2.43%).  Expeditors International of Washington declined after the company lowered expectations for upcoming earnings, due primarily to weaker than expected airfreight volumes.  We view this as a temporary pullback based on the cyclicality of its business.  We took the opportunity presented by the price pullback to add to our existing position.

Additionally, we added to our positions in select companies where short-term concerns created opportunities for us to increase our exposure, including SEI Investments (3.73%), Greenhill (1.61%), Cisco (6.03%) and Danone (2.65%).  We also initiated or added to positions in SABMiller (1.94%), Autodesk, ARM Holdings (1.68%), and Facebook.  We believe that these companies have strong and durable competitive advantages with secular growth drivers and low embedded expectations, creating long-term investment opportunities.  We sold Omnicom (0.00%) from the Portfolio as it approached its intrinsic value and Target (0.00%) as new purchases had what we perceived to be more attractive risk-reward profiles.

Finally, the nature of our investment process – where sector positioning is derived from our fundamental research – has resulted in overweight positions in the information technology and financials sectors, with underweights primarily to energy, materials, health care, industrials and consumer staples.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/12.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
Google, Inc.	7.0%
Amazon.com, Inc.	6.1%
Cisco System, Inc.	6.0%
Oracle Corp.	5.5%
Qualcomm, Inc.	5.2%
Visa, Inc.	5.0%
American Express Co.	4.5%
United Parcel Service, Inc.	4.2%
Zimmer Holdings, Inc.	4.0%
SEI Investmnets Co.	3.7%

*Based on total net assets as of August 31, 2012

Excludes short-term investments.

The Morningstar Large Growth Average ("Large Growth Average"), as of August 31, 2012, consisted of 1,722 mutual funds comprised of large market capitalization growth stocks. The Large Growth Average is not managed and it is not possible to invest directly in the Large Growth Average

The S&P 500/Citigroup Growth Index, is broad, unmanaged-capitalization weighted index which is the successor to the S&P 500/BARRA Growth Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by: Vaughn Nelson Investment Management, L.P., Houston, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2012
	One Year: 9/1/11 - 8/31/12	Five Year: 9/1/07 - 8/31/12*	Ten Year: 9/1/02 - 8/31/12*	Inception: 6/28/02 - 8/31/12*
Class A
With Sales Charge	2.90%	0.09%	6.81%	5.23%
Without Sales Charge	9.23%	1.29%	6.81%	5.85%
Class B
With Sales Charge	3.50%	0.29%	6.19%	5.22%
Without Sales Charge	8.50%	0.66%	6.19%	5.22%
Class C
With Sales Charge	7.65%	0.68%	6.19%	5.21%
Without Sales Charge	8.65%	0.68%	6.19%	5.21%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 30, 2011 are 2.25%, 2.85% and 2.86% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

The stock market generally produced strong returns across capitalizations for the fiscal year ended August 31, 2012, driven largely by macro-economic factors.  The Portfolio produced a positive return for the period.  The fiscal year started off with a strong rally in the fall of 2011 as confidence increased that progress was being made addressing the European sovereign debt crisis.  In addition, the Federal Reserve Board confirmed its accommodative stance, and economic growth showed signs of improvement.  While news on progress regarding the European crisis ebbed and flowed during the fiscal year, many investors adjusted positions accordingly.  The period ended with further positive movements on this front, although European growth and China’s growth continued to slow and U.S. growth remains positive but sluggish.

All sectors contributed to the Portfolio’s return for the fiscal year with the exception of Energy. The largest contributors to relative performance were the Consumer Discretionary, Utilities and Consumer Staples sectors, driven by strong stock selection. The Portfolio’s main detractor from relative performance was the Financials sector, where weakness in select consumer finance and insurance companies detracted from returns. The Healthcare sector also detracted from returns due to disappointing stock selection.  During the fiscal year we increased weightings in the Financial and Information Technology sectors, while reducing weightings in the Consumer and Materials sectors. The Portfolio is overweight the Financial and Technology sectors, while it is under-weight the Healthcare, Energy, Consumer and Industrials sectors.

Global growth continues to slow with much of the euro zone in recession, and investors continue to monitor policy responses from the Federal Reserve and the European Central Bank.  Our stock strategy is based on the expectation that there is insufficient trend-line growth in the developed world to allow both the consumer and the public sector to reduce leverage, forcing global monetary authorities to rely on unconventional policy measures to support asset prices and economic growth.  We continue to position the Portfolio in companies that we believe have superior business models experiencing strong secular tailwinds which should perform well, with a preference for domestic over foreign companies and high visibility versus high cyclicality.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MID CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
Crown Holdings, Inc.	2.4%
Reinsurance Group of America	2.4%
Huntington Bancshares, Inc.	2.1%
HCA Holdings, Inc.	2.0%
NCR Corp.	2.0%
XL Group PLC	2.0%
Fifth Third Bancorp.	2.0%
Towers & Watson & Company - Cl. A	2.0%
Nuance Communications, Inc.	1.8%
Hartford Financial Services Group, Inc.	1.8%

*Based on total net assets as of August 31, 2012

Excludes short-term investments.

The Morningstar Mid Capitalization Blend Average ("Mid Cap Blend Average"), as of August 31, 2012, consisted of 437 mutual funds comprised of mid market capitalization stocks. The Mid Cap Blend Average is not managed and it is not possible to invest directly in the Mid Cap Blend Average

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Which represents approximately 27% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $5.9 billion; the median market capitalization was approximately $3.2 billion. The Index had a total market capitalization range of approximately $.8 billion to $12.2 billion. Investors may not invest in the Index directly; unlike the Portfolio's return. the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by: Fox Asset Management LLC, Shrewsbury, New Jersey

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2012
	One Year: 9/1/11 - 8/31/12	Five Year: 9/1/07 - 8/31/12*	Ten Year: 9/1/02 - 8/31/12*	Inception: 1/4/99 - 8/31/12*	Inception: 2/14/06 - 8/31/12*
Class A
With Sales Charge	3.98%	0.06%	NA	NA	2.16%
Without Sales Charge	10.36%	1.25%	NA	NA	3.08%
Class B
With Sales Charge	4.68%	0.39%	7.23%	7.43%	NA
Without Sales Charge	9.68%	0.62%	7.23%	7.43%	NA
Class C
With Sales Charge	8.61%	0.62%	7.22%	7.45%	NA
Without Sales Charge	9.61%	0.62%	7.22%	7.45%	NA

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 30, 2011 are 2.15%, 2.71% and 2.72% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

Many U.S. stocks bounced back from their October 2011 lows with a solid upswing in performance for the fiscal year ended August 31, 2012.  Macro issues, including the European debt situation and the “fiscal cliff” in the U.S., continue to influence investor sentiment.  However, we believe the upturn in domestic stocks reflects the improving prospects of the U.S. economy compared to other developed and emerging markets as well as solid corporate earnings and balance sheets.

The Saratoga Small Capitalization Portfolio turned in positive performance for the fiscal year ended August 31, 2012.   Stock selection made a positive contribution while sector allocation made a negative contribution to performance.  At the end of the fiscal year we moved from an overweight position to an underweight position in energy and utilities and reduced the Portfolio’s underweight positions in consumer discretionary, information technology, and financials.  In terms of individual stocks, significant purchases included low-fare carrier Spirit Airlines (2.38%) and specialty insurance company Tower Group (1.82%) while sales included utility Westar Energy (0.00%) and aerospace supplier AAR Corp (0.00%).

Going forward, we believe much will depend on whether U.S. and European leaders can effectively address their respective economic issues. In the U.S., the Federal Reserve (the “Fed”) has signaled a willingness to provide additional stimulus to support the economic recovery if needed, although some skeptics doubt the effectiveness of further Fed action. Persistently low interest rates, combined with falling energy prices, may eventually provide longer term support for the economy, potentially aided by continued improvement in the housing market. Such developments would likely help lift investor sentiment. Meanwhile, we believe the extent of China’s economic slowdown and the fate of the Bush tax cuts are apt to remain sources of uncertainty in the months ahead.  Our focus remains on identifying quality companies with strong fundamentals that are selling at attractive valuations.  We are encouraged by recent indications that many investors are increasingly moving in that direction.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/12.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
NETGEAR, Inc.	2.8%
JDA Software Group	2.7%
Maximus	2.6%
Teleflex, Inc.	2.5%
Rpm, Inc.	2.4%
Spirit Airlines, Inc.	2.4%
Aptargroup, Inc.	2.4%
Barnes Group, Inc.	2.3%
Lancaster Colony Corp.	2.2%
UMPQUA Holding Corp.	2.1%

*Based on total net assets as of August 31, 2012

Excludes short-term investments.

The Morningstar Small Blend Average ("Small Blend Average"), as of August 31, 2012, consisted of 672 mutual funds comprised of small market capitalization stocks. The Small Blend Average is not managed and it is not possible to invest directly in the Small Blend Average

The Russell 2000 Index is comprised of the 2,000 smallest U.S domicile publicly traded common stock which are included in the Russell 3000 Index. The common stock included in the Russell 2000 Index represent approximately 10% of the U.S equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S domicile publicity traded common stocks by market capitalization representing approximately 98% of the U.S publicity traded equity market. The Russell 2000 Index is an unmanaged index which does not include fees and expenses, and whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by: De Prince, Race & Zollo, Inc.,Winter Park, Florida

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2012
	One Year: 9/1/11 - 8/31/12	Five Year: 9/1/07 - 8/31/12*	Ten Year: 9/1/02 - 8/31/12*	Inception: 1/4/99 - 8/31/12*	Inception: 2/14/06 - 8/31/12*
Class A
With Sales Charge	-13.25%	-9.24%	NA	NA	-4.20%
Without Sales Charge	-7.98%	-8.16%	NA	NA	-3.33%
Class B
With Sales Charge	-13.13%	-9.09%	2.37%	-1.69%	NA
Without Sales Charge	-8.57%	-8.73%	2.37%	-1.69%	NA
Class C
With Sales Charge	-9.57%	-8.73%	2.36%	-1.71%	NA
Without Sales Charge	-8.66%	-8.73%	2.36%	-1.71%	NA

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 30, 2011 are 3.14%, 3.65% and 3.62% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

The fiscal year ended August 31, 2012 was a difficult environment for international investing.  Macro driven headlines, including credit concerns and subsequent contagion fears in Europe, combined with a slowing Chinese economy resulted in wide performance disparities across sectors and countries.  In addition, Developed Markets generally outperformed Emerging Markets as risk aversion increased.

In China, concerns regarding a potential hard landing for the economy increased. Over the last year, as China has become increasingly cheap relative to the rest of the world in our view, we have increased the Portfolio’s holdings in direct response to  the valuation disconnect. We continue to find attractive bottom up opportunities with above average dividend yields and fundamental catalysts exposed to increases in domestic consumption and infrastructure building, such as Nagacorp (0.65%) and Sino Biopharmaceutical (2.10%). We feel confident about the quality of the Portfolio’s holdings and the underlying catalysts for revaluation.

The Portfolio’s relative underweight in Developed Europe ex-France detracted from relative performance during the fiscal year, as the strongest members of the Eurozone (Germany and the U.K.) materially outperformed their southern and peripheral members.  It is important to note that our 3-part investment process kept the Portfolio from owning any direct exposure in Greece, Italy, Portugal and Spain, the weakest performers in Europe over the last fiscal year. The majority of the Portfolio’s French and other European holdings have regionally diversified lines of business with identifiable catalysts including exposure to faster growing Emerging Markets.

While China’s economy continues to slow, as evidenced by recent manufacturing reports, we believe Beijing stands ready and willing to deploy fiscal and monetary measures to strengthen the economy and avoid the potential of a hard landing.  In addition, while yet to be implemented, the European Central Bank’s proposed plan to buy euro-zone government bonds should calm European credit markets, potentially providing stability for more constructive returns and a refocus on  fundamentals.  As the valuation disparity between Defensive and Cyclical sectors and Developed Markets versus Emerging Markets narrows from recent highs and moves back toward historical norms, we believe the Portfolio will perform well.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/12.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
Investor AB - B Shares	3.0%
Total SA	2.6%
Travelsky Technology Limited	2.6%
Carillion plc	2.3%
China Green Holdings	2.3%
Michelin (CGDE) - B	2.2%
Cap Gemini	2.2%
BHP Billiton PLC	2.2%
Shanghai - Industrial Holdings Ltd.	2.2%
Sino Biopharmaceutical Ltd	2.1%

*Based on total net assets as of August 31, 2012

Excludes short-term investments.

MSCI EAFE® Index (Europe, Australasia, and Far East) is a free float-adjusted, market capitalization Index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of August 31, 2011, the MSCI EAFE ® Index consisted of the following 21 develop market country indices: Australia, Austria, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This unmanaged Index assumes the reinvestment of the dividend, does not include fees and expenses (which would lower performance) and investors may not invest directly in the Index

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Year Ended August 31, 2012
	One Year: 9/1/11 - 8/31/12	Five Year: 9/1/07 - 8/31/12*	Ten Year: 9/1/02 - 8/31/12*	Inception: 7/15/99 - 8/31/12*	Inception: 1/18/00 - 8/31/12*
Class A
With Sales Charge	3.50%	5.49%	5.49%	5.18%	N/A
Without Sales Charge	9.83%	6.76%	5.49%	5.66%	N/A
Class B
With Sales Charge	4.19%	5.74%	4.83%	5.00%	N/A
Without Sales Charge	9.19%	6.06%	4.83%	5.00%	N/A
Class C
With Sales Charge	8.15%	6.12%	4.87%	N/A	1.23%
Without Sales Charge	9.15%	6.12%	4.87%	N/A	1.23%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 30, 2011 are 2.74%, 3.32% and 3.34% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

During the fiscal year ended August 31, 2012, in what has become a pattern in recent years, the stock market gyrated with perceptions about the economy and Europe but continued its general ascent.  An accommodative Federal Reserve kept short-term interest rates low and even seemed to suppress long-term yields, contributing to what appears to be a bond bubble.

In June, the Supreme Court surprisingly upheld all of the main elements of the Affordable Care Act, paving the way for the new regulations to take effect.  This surprising ruling illustrates why it is so difficult and, we believe, unwise to trade or invest based on expected political outcomes.

The Saratoga Health & Biotechnology Portfolio posted a positive return for the fiscal year.  Driven by the tremendous liquidity in the market, biotechs are having their day in the sun right now after a long period of poor returns.  Our limited exposure to this area helped the Portfolio for several years in a row, but we are going through a period now where it is hurting relative performance.  That said, we are not making any dramatic changes to our strategy, believing that the better opportunities reside elsewhere in industries such as medical devices, pharmaceuticals, and pharmaceutical distribution.  The biotechs that are profitable are currently trading at about double the earnings multiple of these less-sexy groups, which indicates that expectations are high.  In addition, a large percentage of the biotech industry is unprofitable, a fact that has not kept many of these stocks from rallying recently.

Over time, biotechs generally have confounded many of the efficient market theorists by producing below-average returns with above-average risk.  Consequently, we are sticking with our method of slow, steady and opportunistic, rather than trying to play the momentum in the biotechs.

We spend a lot of time hunting for new ideas, but continue to be judicious about pulling the trigger.  All four of the new stocks (Agilent (2.85%), Merck (2.62%), Patterson (2.05%), and Zimmer (2.87%) we added to the Portfolio over the past year have posted double-digit returns since being purchased.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/12.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
Amgen, Inc.	7.5%
Amerisource Bergen Corp.	5.9%
UnitedHealth Group, Inc.	5.7%
McKesson HBOC, Inc.	4.9%
Cardinal Health, Inc.	4.4%
Pfizer, Inc.	4.3%
AstraZeneca PLC - ADR	4.2%
Eli Lilly & Co.	4.0%
Glaxosmithline PLC ADR	4.0%
Waters Corp.	4.0%

*Based on total net assets as of August 31, 2012

Excludes short-term investments.

The S&P 500®Healthcare Index is a widely-recognized, unmanaged, equally-weighted Index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses. Such costs would lower performance. It is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

and Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2012
	One Year: 9/1/11 - 8/31/12	Five Year: 9/1/07 - 8/31/12*	Ten Year: 9/1/02 - 8/31/12*	Inception: 10/22/97 - 8/31/12*	Inception: 9/16/98 - 8/31/12*	Inception: 1/14/00 - 8/31/12*
Class A
With Sales Charge	9.11%	7.06%	10.33%	2.85%	NA	NA
Without Sales Charge	15.77%	8.34%	10.33%	3.27%	NA	NA
Class B
With Sales Charge	10.15%	7.18%	9.61%	NA	1.37%	NA
Without Sales Charge	15.15%	7.48%	9.61%	NA	1.37%	NA
Class C
With Sales Charge	14.22%	7.71%	9.69%	NA	NA	-7.31%
Without Sales Charge	15.22%	7.71%	9.69%	NA	NA	-7.31%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 30, 2011 are 2.68%, 3.20% and 3.28% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

Commentary from Loomis, Sayles & Co., L.P.  For the fiscal year ended August 31, 2012, the Saratoga Technology & Communications Portfolio produced a positive return.  Apple (11.95%) remains the largest weight in the Portfolio, and it was the largest absolute contributor to performance.  We think Apple will finish its fiscal year ending in September having grown revenue 45%.  Moreover, we are excited about the new iPhone 5.  With the physical redesign and faster speeds, we expect Apple to continue gaining smartphone market share in the coming year.  The company continues to maintain a significant technology and design advantage over its competitors, and combined with what we believe is a cheap valuation on the stock, we remain confident in its future prospects.

Atop the strongest performing stocks in the Portfolio was Mellanox (1.25%), which rose nearly 400%.  The company's semiconductor-based, high throughput solutions are fast becoming critical to the requirements of today's data centers, driving accelerating growth for the company.  Another huge winner was Cirrus Logic (0.41%), up 274%.  Cirrus Logic's portable audio controller chips are a key component of Apple's iPhone and iPad, the next versions of which we expect to arrive this Fall.

Our patience in Corning (1.66%) has not yet been rewarded, as the stock fell about 20% during the fiscal year.  It remains one of our favorite value-oriented names, with a price/earnings ratio of just 9, a dividend yield of 2.3%, and a market capitalization below tangible book value.  The company has suffered from weak demand for TVs and PCs, but is riding the wave of rapid growth in smartphone and tablets, with the majority of the industry's devices sporting the company's proprietary scratch-resistant Gorilla Glass.  In addition, we think the Portfolio’s holding in Angie's List (0.42%) is poised to benefit from the rapid shift of local advertising dollars away from radio, postal mail coupons, and the Yellow Pages to services like those that Angie's List provides.  We like the highly recurring nature of the revenue and expect rapid growth over the next few years, which the company will likely eventually convert into better free cash flow.  Finally, we sold several Internet businesses that were seeing slowing growth:  Netflix (0.00%), OpenTable (0.00%), and Ancestry.com (0.00%).

We recognize the current weakness in the domestic and global economies.  However, we see positive steps being taken in Europe, and we expect the U.S. market's anxiety to lift a bit after the elections are complete.  Consequently, we have recently increased our portion of the Portfolio’s early cycle exposure in the sector, reflected in our addition of several semiconductor stocks.  We are retaining the flexibility to add some additional stocks with a growth bias as the economic clouds lift.  Outside of that, our portion of the Portfolio’s holdings are generally positioned to try to benefit from the continued strong demand for smartphones, enterprise spending on data center infrastructure, and consumer interest in social networking and online services.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/12.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
Apple, Inc.	12.0%
Microsoft Corp.	4.6%
Qualcomm, Inc.	4.4%
Oracle Corp.	3.7%
Cisco Systems, Inc.	3.1%
VMware, Inc.	2.6%
Northrop Grumman Corp.	2.4%
Intel, Corp.	2.4%
Kla-Tencor Corp.	2.3%
Accenture Plc	2.3%

*Based on total net assets as of August 31, 2012

Excludes short-term investments.

The Lipper Science & Technology Funds Index is an equal-weighted performance Index, adjusted for capital gain distribution and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper. Indexes are not managed and it is not possible directly in an Index.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2012
	One Year: 9/1/11 - 8/31/12	Five Year: 9/1/07 - 8/31/12*	Ten Year: 9/1/02 - 8/31/12*	Inception: 10/23/97 - 8/31/12*	Inception: 9/21/98 - 8/31/12*	Inception: 1/7/03 - 8/31/12*
Class A
With Sales Charge	-11.99%	-3.22%	8.70%	6.41%	NA	NA
Without Sales Charge	-6.62%	-2.07%	8.70%	6.83%	NA	NA
Class B
With Sales Charge	-11.80%	-2.81%	8.09%	NA	8.31%	NA
Without Sales Charge	-7.16%	-2.66%	8.09%	NA	8.31%	NA
Class C
With Sales Charge	-8.14%	-2.65%	NA	NA	NA	8.83%
Without Sales Charge	-7.21%	-2.65%	NA	NA	NA	8.83%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 30, 2011 are 3.08%, 3.67% and 3.70% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

Global economic conditions continued to slow throughout the fiscal year ended August 31, 2012, as economic growth in Europe turned flat to down and growth in U.S. and emerging markets slowed.  While the overall U.S. stock market rose over the period, economically-sensitive sub-sectors within energy and basic materials declined during the period 4-8%.  The period saw many investors move toward safer sectors, as defensive sectors, such as staples, utilities and major integrated oil companies, performed much better than many other sectors.  The result was a considerable bifurcation in performance of individual industries within the market.  While global crude oil prices rose roughly 8% over the last fiscal year, U.S. natural gas prices declined 35%, as increased supplies from unconventionals overwhelmed demand.

The Portfolio’s top contributors to performance over the last fiscal year were Cobalt International (2.88%), a global exploration company, El Paso Corp. (0.00%), a natural gas pipeline and storage company, acquired by Kinder Morgan (3.02%), and LyondellBasell Industries (2.94%), a U.S.-based chemical producer.  The Portfolio maintains positions in Cobalt, Lyondell, and Kinder Morgan.

The Portfolio’s worst performing stocks during the last fiscal year were Cliffs Natural Resources (2.15%), an iron ore producer, SM Energy (2.82%), a U.S.-based oil and gas producer, Consol Energy Inc. (2.66%), a U.S.-based coal and natural gas producer, and Halliburton (3.13%), a diversified oil service company.  We have elected to maintain positions in each company as we believe they remain strong franchises that have been battered by weak global economic conditions.

In our view, the environment for energy stocks over the near term is improving as sovereign central banks are once again attempting to stimulate economies through accommodative monetary policy.  It remains to be seen if such policy will turn the economic tide.  Still, we believe the longer-term outlook remains constructive for energy.  Energy supply growth remains challenged outside of the U.S. and costs associated with the development of these resources are rising dramatically, with many nations witnessing delays in resource development.  The poor performance of energy shares over the last fiscal year has, in our opinion, presented patient investors with an opportunity to acquire high quality franchises inexpensively.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/12.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
Exxon Mobil Corp.	5.1%
Royal Dutch Shell PLC- ADR	4.7%
Edison International	4.5%
BG Group PLC	4.4%
Chevron Texaco Corp.	4.3%
Noble Energy, Inc.	4.2%
Cameron International Corp.	4.1%
Hess Corp.	3.9%
Transocean Ltd.	3.7%
Plains Exploration & Production	3.3%

*Based on total net assets as of August 31, 2012

Excludes short-term investments.

The Lipper Natural Resources Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Natural Resources fund classification, as defined by Lipper.  Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2012
	One Year: 9/1/11 - 8/31/12	Five Year: 9/1/07 - 8/31/12*	Ten Year: 9/1/02 - 8/31/12*	Inception: 8/1/00 - 8/31/12*
Class A
With Sales Charge	2.79%	-12.25%	-1.25%	-1.64%
Without Sales Charge	9.06%	-11.21%	-1.25%	-1.15%
Class B
With Sales Charge	3.23%	-12.10%	-1.86%	-1.75%
Without Sales Charge	8.23%	-11.78%	-1.86%	-1.75%
Class C
With Sales Charge	7.45%	-11.76%	-1.86%	-1.75%
Without Sales Charge	8.45%	-11.76%	-1.86%	-1.75%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 30, 2011 are 4.61%, 5.18% and 5.19% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

For the fiscal year ended August 31, 2012, the Portfolio advanced in value.  After a deep sell-off in the second half of 2011, in general the stock market enjoyed a euphoric rally in the first quarter of 2012 based primarily on monetary stimulus from the European Central Bank. The stock market then paused in the spring of 2012, as the outlooks for global growth and corporate earnings both decelerated. However, the stock market has generally rallied of late on additional stimulus in Europe and the U.S.  Against this annual market backdrop, the financial sector has been volatile but generally has kept pace with the broader market especially in early 2012.

For the fiscal year, top contributors to the Portfolio’s performance were Fifth Third (3.31%), Discover Financial Services (2.14%), and Digital Realty Trust (2.94%).  Fifth Third, a cyclical Midwestern bank, moved higher due primarily to improving credit quality and better revenue visibility in addition to regulatory approval of dividend increases and buybacks late in the period. Discover continued its two year spate of outperformance as pristine credit quality, better consumer spending and additional capital return all supported the stock. Takeover rumors even crept in late in the period. Digital Realty Trust was strong as the Real Estate Investment Trust sector outperformed, especially earlier in the year due largely to improving real estate fundamentals and the high relative dividend yields.  JPMorgan Chase (“JPM”) (3.51%) has been a chronic underweight in the Portfolio.  While JPM kept pace earlier in the year, its shares were rocked by the London Whale credit derivatives losses announced in June. Although JPM easily absorbed approximately $5+ billion of losses and has moved ahead in the third quarter of 2012, this steep sell-off aided the Portfolio’s relative performance due to the Portfolio’s underweight position in JPM.

The top detractors from performance over the last twelve months were Unum (1.77%), Franklin Resources (3.85%), and Standard Chartered (1.80%).  Unum has underperformed due mainly to the soft job market, though they have deployed significant capital through share repurchases.  Franklin Resources underperformed last year on global bond concerns, but has since seen improving performance. A surprise regulatory accusation hurt Standard Chartered, however we believe the issue to be an old one and the stock has since recovered.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/12.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
FINANCIAL SERVICES PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
Bershire Hathaway, Inc.	6.1%
Wells Fargo & Co.	5.1%
The Travelers Companies, Inc.	5.1%
Invesco Ltd.	4.7%
Ace, Ltd.	4.5%
Goldman Sachs Group, Inc.	4.1%
PNC Financial Services Grp, Inc.	4.1%
American Express Co.	4.0%
U.S Bancorp.	3.9%
M&T Bank Corp.	3.9%

*Based on total net assets as of August 31, 2012

Excludes short-term investments.

The Lipper Financial Services Funds Index is an equal, dollar-weighted Index of the 30 largest mutual funds within the Financial Services fund classification defined by Lipper. The Index is adjusted for the reinvestment of capital gains income dividends. Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by: Fox Asset Management LLC, Shrewsbury, New Jersey

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Year Ended August 31, 2012
	One Year: 9/1/11 - 8/31/12	Five Year: 9/1/07 - 8/31/12*	Ten Year: 9/1/02 - 8/31/12*	Inception: 1/4/99 - 8/31/12*	Inception: 2/14/06 - 8/31/12*
Class A
With Sales Charge	-3.20%	2.83%	NA	NA	2.70%
Without Sales Charge	2.75%	4.05%	NA	NA	3.64%
Class B
With Sales Charge	-2.84%	3.08%	2.63%	3.39%	NA
Without Sales Charge	2.15%	3.44%	2.63%	3.39%	NA
Class C
With Sales Charge	1.14%	3.43%	2.62%	3.39%	NA
Without Sales Charge	2.13%	3.43%	2.62%	3.39%	NA

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 30, 2011 are 1.92%, 2.51% and 2.51% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

During the fiscal year ended August 31, 2012, the Euro Zone’s sovereign debt and banking crisis continued to be the main driver of global markets.  U.S. Treasury’s benefited as many investors perceived Treasury securities to be a safe haven as the European crisis escalated. U.S. Treasury yields declined across the curve and remained near historic lows.  The yield on the 10-year Treasury declined 59 basis points (0.59%) during this period.  Corporate bonds generally outperformed U.S. Treasuries during the last fiscal year.  In addition, the Federal Reserve opted to leave rates unchanged and continued its pledge to keep rates low at least through late 2014.

During the fiscal year, we reduced the Portfolio’s position in Goldman Sachs floating rate notes (0.19%), that failed to keep pace with the Treasury rally.  We also reduced the Portfolio’s overweight position in insurance and added Cardinal Health (1.04%) and Diageo (1.22%), which tend to have less sensitivity to macro economic activity. We continue to maintain a lower duration versus the benchmark, which was a headwind to the Portfolio’s performance during the last fiscal year.  We have maintained the Portfolio’s overweight position in corporates and its underweight position in U.S. Treasury securities.  In our opinion, corporate balance sheets generally remain in strong shape.  We currently favor the financial sector, with a bias toward higher-quality money center and super-regional banks.  While the fundamentals in the banking sector remain challenging, in our view it generally offers a considerable amount of additional spread relative to other sectors combined with significantly lower leverage since the onset of the credit crisis.  Recent bank stress tests have highlighted the current overall strength of U.S. banks’ capitalizations under severe economic stress scenarios.

In the Portfolio, the majority of the corporate exposure is still positioned on the short-end of the yield curve.  We anticipate adding more duration by rolling up the corporate credit curve while maintaining a lower overall duration and interest rate sensitivity versus the Portfolio’s benchmark.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/12.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
Federal Home Loan Mortgage, 5.125%, 10/18/2016	9.7%
Federal National Mortgage, 4.125%, 4/15/2014	7.6%
General Electric Capital Corp., 5.500%, 1/8/2020	5.8%
U.S. Treasury Notes - TIPS, 0.625%, 4/15/2013	5.6%
Federal National Mortgage, 5.00%, 4/15/2015	4.3%
Citigroup, Inc., 5.30%, 10/17/12	4.0%
BB&T Corp., 3.375%, 9/25/13	3.7%
Health Care REIT, Inc., 5.875%, 5/15/15	3.7%
Dow Chemical Co., 4.125%, 11/15/21	3.5%
CR Bard, Inc., 2.875%, 1/15/16	3.5%

*Based on total net assets as of August 31, 2012

Excludes short-term investments.

The Lipper Short-Intermediate Investment grade Debt Funds Index consist of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Indexes are not managed and it is not possible to invest directly in an Index.

The Barclays Intermediate Government/ Credit Bond Index is composed of the bonds in the Barclays Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Barclays Government/Credit Bond Index consist of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Barclays Index is an unmanaged index which does not included fees and expenses. Investor may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by: Fox Asset Management LLC, Shrewsbury, New Jersey

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Year Ended August 31, 2012+
	One Year: 9/1/11 - 8/31/12	Five Year: 9/1/07 - 8/31/12*	Ten Year: 9/1/02 - 8/31/12*	Inception: 1/4/99 - 8/31/12*	Inception: 2/14/06 - 8/31/12*
Class A
With Sales Charge	-3.11%	0.94%	NA	NA	0.43%
Without Sales Charge	2.83%	2.15%	NA	NA	1.34%
Class C
With Sales Charge	1.76%	1.84%	1.67%	2.13%	NA
Without Sales Charge	2.76%	1.84%	1.67%	2.13%	NA

*Annualized performance for periods greater than one year.

+Class B shares liquidated May 1, 2012.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 30, 2011 are 2.02% and 2.63% for the A and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

During the fiscal year ended August 31, 2012, fears of widespread defaults in the muni universe subsided.  Municipal bond yields moved in tandem with the decline in U.S. Treasury yields, as many investors perceived U.S. Treasury securities to be a safe haven as the European crisis escalated.  A sluggish job market in the U.S., coupled with slowing global demand, made it more difficult for economic expansion. The Federal Reserve opted to leave rates unchanged and continued its pledge to keep rates low at least through late 2014.  Furthermore, U.S. Treasury yields declined across the curve and remained near historic lows.

During the last fiscal year, the municipal bond rally was largely led by lower-quality and longer-maturity municipal bonds.  We remain cautious on municipal credit and continue to be, in our view, conservatively positioned in this ultra-low yield environment.  We remain focused on the creditworthiness of each issuer coupled with the risk-reward profile of each issue and will look for opportunities as interest rates should ultimately move higher.  The Portfolio is underweight the larger states with large pension liabilities like California and Illinois.  This detracted from performance since lower quality municipals generally outperformed other index constituents.  The Portfolio continues to maintain a shorter duration profile versus its benchmark.  We believe this approach will benefit the Portfolio in the next few years as interest rates should eventually rise and we reinvest maturing proceeds at higher rates.

In general, state revenues are stabilizing and in some cases increasing.  The tax revenues for many state and local governments are currently less robust given the slow economic conditions seen throughout much of the country.  This is particularly the case at the local government level as the majority of the taxes collected come from property taxes.  Continued fiscal restraint at the federal and state levels to address budget shortfalls will likely require expenditure cuts at the local level, which will contribute to a sluggish economic recovery.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MUNICIPAL BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
State of Louisiana Unref Bal- Ser, 5.00%, 9/1/19	4.4%
City of Anchorage Schools, Series A, 5.00%, 10/1/20	4.4%
Wilmington, NC Water & Sewer System, Revenue, 5.00%, 6/1/23	4.2%
Mercer County School District Finance Corp., School Building Revenue, 4.125%, 5/1/23	4.1%
Texas State Water Assistance, Series A, 4.50%, 8/1/22	4.1%
Kirksville, MO R-III School District, 5.00%, 3/1/20	3.9%
University of Maine System Revenue, 4.50%, 3/1/26	3.9%
Alvord Unified School District, Series A, 5.90%, 2/1/20, MBIA	3.8%
West Virginia Economic Development Authority - Series A, 4.00%, 6/15/26, MBIA	3.6%
Dunkirk City School, 3.50%, 6/15/23	3.5%

*Based on total net assets as of August 31, 2012
Excludes short-term investments.

The Lipper General Municipal Bond Debt Funds Index consist of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit rating. Indexes are not managed and it is not possible to invest directly in the Index.

The Barclays Municipal Bond Index consist of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristic: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Barclays Index is an unmanaged index which does not include fees and expenses. Investors may nit invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by: CLS Investments, LLC, Omaha, Nebraska

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

7-Day Compounded Yield¹	U.S. Government Money Market Portfolio (Class A, B, C)
8/31/12	0.01%

Total Aggregate Return for the Year Ended August 31, 2012

	One Year: 9/1/11 - 8/31/12	Five Year: 9/1/07 - 8/31/12*	Ten Year: 9/1/02 - 8/31/12*	Inception: 1/4/99 - 8/31/12*	Inception: 2/14/06 - 8/31/12*
Class A
With Sales Charge	-5.65%	-0.73%	NA	NA	-0.01%
Without Sales Charge	0.01%	0.44%	NA	NA	0.89%
Class B
With Sales Charge	-5.00%	0.04%	1.09%	1.56%	NA
Without Sales Charge	0.00%	0.44%	1.09%	1.56%	NA
Class C
With Sales Charge	-0.99%	0.44%	1.09%	1.56%	NA
Without Sales Charge	0.01%	0.44%	1.09%	1.56%	NA

¹ The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

*  Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 30, 2011 are 1.38%, 2.03% and 1.99% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

In September 2012, the Federal Reserve stated that it will keep the target range for the federal funds rate at 0.0% to 0.25% and it anticipates that exceptionally low levels for the federal funds rate are likely to be warranted at least through mid-2015.  We anticipate this stance will continue until there are signs of significant improvement in both housing and employment.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

INVESTMENT REVIEW

JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO

Advised by: Armored Wolf, LLC, Irvine, California

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Year Ended August 31, 2012
	One Year: 9/1/11 - 8/31/12	Inception: 2/1/11 - 8/31/12*	Inception: 1/5/12 - 8/31/12
Class A
With Sales Charge	-4.02%	-0.83%	NA
Without Sales Charge	1.86%	2.96%	NA
Class C
With Sales Charge	NA	NA	0.57%
Without Sales Charge	NA	NA	1.57%

*  Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 30, 2011 is 1.61%, 2.36% for the A and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

For the fiscal year ended August 31, 2012, markets generally were again dominated by large macro forces, trading typically with high correlations across and within asset classes.  Primary focus was the turmoil surrounding developed world debt dynamics centered in Europe, as well as the erratic ups and downs of global growth surprises.  Official policy reaction by central bank and government officials filled out the main forces.  The interplay of all made for a challenging and, for many managers, frustrating playing field.

We consistently held a negative view toward European developments, a positive view in regards to reflationary attempts by monetary authorities, and an overall tactical view toward asset pricing.  Avoiding calamities and market “chop” was held as a priority.  Investments were tilted toward U.S. high yield bonds, specific commodities, precious metals and inflation protection.  Forex, equities, and other asset class opportunities were approached purely tactically.  This allowed for the successful avoidance of many pitfalls and some positive “alpha” while awaiting better investment plays.  More often than not, in our view quality management requires such a prudent approach and the opportunity set presented made this period one of those instances.

Currently, we believe that markets are fully embracing the era of aggressive monetary policy easing in developed markets: (e.g., in the U.S., U.K., Europe, and Japan).  The battle between that policy and deleveraging the debt overhang of the prior 30-year credit bubble continues to develop.  Market optimism is likely unfounded relative to effect on economic growth.  It is probably not unfounded, however, in terms of inflating some asset prices.  Navigating asset classes will likely be key to performance.  The current trend of “risk-on”, while being to some extent priced into markets, is likely to continue for at least sometime, perhaps coinciding with the U.S. elections.  At some point it should fully play out and markets should re-focus on growth and corporate earnings.  Tactical opportunities in both situations should present themselves for those correctly identifying “winners” and “losers.”

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
U.S Treasury Notes-TIPS,1.250% 4/15/2014	13.2%
U.S Treasury Notes-TIPS,0.125% 4/15/2016	12.1%
U.S Treasury Notes-TIPS,2.125% 2/15/2041	8.5%
U.S. Treasury Notes-TIPS, 1.125% 1/15/2021	2.7%
iShares JP Morgan EM Bond Fund	2.2%
SPDR Gold Trust	2.2%
CFG Investment SAC, 9.75%, 7/30/19 (a)	2.1%
East Lane RE Ltd, 5.75%, 3/14/2014	1.9%
Ceagro Agricola, 10.75%, 6/16/16	1.4%
PHH Corp., 7.375%, 9/1/19	0.9%

*Based on total net assets as of August 31, 2012

Excludes short-term investments.

Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

Advised by: Ascent Investment Advisors, LLC, Greenwood Village, Colorado

Objective: The Portfolio seeks total return consisting of current income and capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2012
	One Year: 9/1/11 - 8/31/12	Inception: 10/26/09 - 8/31/12*	Inception: 1/5/12 - 8/31/12
Class A
With Sales Charge	13.32%	12.22%	NA
Without Sales Charge	20.25%	14.58%	NA
Class C
With Sales Charge	NA	NA	21.33%
Without Sales Charge	NA	NA	22.33%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 30, 2011 is 2.76% and 2.99% for the A and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

After a strong finish to 2011 and an even stronger start to 2012, global real estate securities generally saw increased volatility in the second quarter of 2012.  Despite worries about Europe and the global economy, the group generally achieved a positive return for the fiscal year ended August 31, 2012.  In an environment of heightened uncertainty, many real estate securities benefited from their above-average yields, relatively stable lease-based cash flows, and the generally good quality of assets owned by listed property companies.

Notwithstanding recent disappointments in employment reports, we expect the U.S. economy to maintain a slow but steady recovery, enough to drive incremental gains in demand for real estate amid continued low financing costs. Fundamentals in most sectors should also be supported by below-average additions to supply, likely benefitting property-level cash flow growth.  We maintain a favorable view of key office markets, including life sciences and technology, as well as New York offices broadly. We also see good value in certain hotel and industrial Real Estate Investment Trusts (“REITs”) that have been heavily discounted despite their solid operating fundamentals. We continue to favor owners of high-quality malls, as we believe they provide attractive defensive qualities along with better growth potential than the traditionally defensive health care property sector. Although we see some attractive opportunities in the apartment sector, we have broad concerns based on valuations and the prospect of decelerating earnings growth, leading us to favor student housing.

Finally, overall we see global real estate as still in the early stage of a fundamental recovery that’s been aided and abetted by the U.S. Federal Reserve’s promise of historically low rates for at least the next 30 months.  We believe that this low rate environment provides a significant tailwind for real estate and, by extension, REITs: first, it lowers interest expense which for most REITs is the single largest line item on their profit and loss statements; second, it supports valuations by exerting downward pressure on cap rates (the inverse of cash flow multiples); and third, it makes REITs more attractive to many yield-oriented investors—including those who normally look to get their income from bonds.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
Health care REIT, Inc.	5.1%
Brookfield Infrastructure Partner	5.1%
Gaylord Entertainment Co.	4.9%
Equity Lifestyle Properties	4.8%
Ellington Financial LLC	4.4%
Champion REIT	3.9%
Amreit, Inc.	3.8%
American Campues Communities	3.7%
American Tower REIT, Inc.	3.6%
Hersha Hospitality Trust	3.5%

*Based on total net assets as of August 31, 2012

Excludes short-term investments.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

The FTSE EPRA/NAREIT Developed Net Index Series is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO
August 31, 2012

Shares			Value
	COMMON STOCK - 96.6%
	AUTO PARTS & EQUIPMENT - 3.4%
14,400	TRW Automotive Holding Corp. *		$ 629,424

	BANKS - 2.6%
11,600	State Street Corp.		482,560

	BEVERAGES - 3.0%
12,400	Molson Coors Brewing Co.		552,296

	CHEMICALS - 2.5%
8,800	FMC Corp.		478,016

	COMMERCIAL SERVICES - 3.3%
43,000	Hertz Global Holding, Inc. *		609,740

	COMPUTERS - 8.6%
950	Apple, Inc.		631,978
20,100	EMC Corp. *		528,429
10,700	Sandisk Corp. *		441,054
			1,601,461
	DIVERSIFIED FINANCIAL SERVICES - 1.6%
2,400	Visa, Inc.		307,800

	ELECTRONICS - 5.8%
15,100	TE Connectivity Ltd.		531,067
9,700	Tyco International Ltd.		546,886
			1,077,953
	ENGINEERING & CONSTRUCTION - 2.5%
12,600	Chicago Bridge & Iron Co. NV		463,932

	HAND/MACHINE - 3.0%
8,396	Stanley Black & Decker, Inc.		552,288

	HEALTHCARE-PRODUCTS - 6.4%
10,000	Baxter International, Inc.		586,800
23,400	Carefusion Corp. *		614,718
			1,201,518
	INSURANCE - 8.7%
15,300	MetLife, Inc.		522,189
10,300	Prudential Financial, Inc.		561,453
9,350	Reinsurance Group of America, Inc.		549,219
			1,632,861
	INTERNET - 4.1%
16,300	EBAY, Inc. *		773,761

	MACHINERY-DIVERSIFIED - 3.0%
4,400	Flowserve Corp.		561,704

	MINING - 2.6%
9,500	Newmont Mining Corp.		481,460

	OIL & GAS - 5.4%
10,400	Ensco PLC		596,648
4,800	Occidental Petroleum Corp.		408,048
			1,004,696

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Continued)
August 31, 2012

Shares			Value
	OIL & GAS SERVICES - 5.2%
11,100	Cameron International Corp. *		$ 607,281
31,100	Weatherford International Ltd. *		365,736
			973,017
	PHARMACEUTICALS - 13.5%
6,500	McKesson Corp.		566,215
28,600	Mylan, Inc. *		674,102
14,800	Sanofi Synthelabo SA-ADR		606,060
8,300	Watson Pharmaceuticals, Inc. *		675,205
			2,521,582
	PIPELINES - 3.2%
18,600	Williams Cos., Inc.		600,222

	RETAIL - 3.0%
12,100	CVS Caremark Corp.		551,155

	TELECOMMUNICATIONS - 3.3%
10,000	QUALCOMM, Inc.		614,600

	SOFTWARE - 1.9%
11,100	Adobe Systems, Inc. *		347,097

	TOTAL COMMON STOCK (Cost - $16,341,985)		18,019,143

	SHORT-TERM INVESTMENTS - 1.8%
330,100	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $330,100)		330,100

	TOTAL INVESTMENTS - 98.4% (Cost - $16,672,085) (a)		$ 18,349,243

	OTHER ASSETS AND LIABILITIES - 1.6%		292,295

	TOTAL NET ASSETS - 100.0%		$ 18,641,538

	* Non-income producing securities.
	ADR - American Depository Receipt

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $16,741,445
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 2,159,482
		Unrealized depreciation:	(551,684)
		Net unrealized appreciation:	$ 1,607,798

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO
August 31, 2012

Shares			Value
	COMMON STOCK - 99.9%
	BEVERAGES- 5.1%
16,678	Coca-Cola Co. (The)		$ 623,757
498	Diageo PLC		54,392
9,282	SABMiller PLC		410,636
			1,088,785
	BIOTECHNOLOGY - 2.6%
6,558	Amgen, Inc.		550,347

	COMERCIAL SERVICES - 5.5%
6,619	Automatic Data Processing, Inc.		384,431
36,436	SEI Investment Co.		792,483
			1,176,914
	COSMETICS/PERSONAL CARE - 3.0%
9,322	Procter & Gamble Co. (The)		626,345

	DIVERSIFIED FINANCIAL SERVICES - 13.7%
16,372	American Express Co.		954,488
2,983	Franklin Resources, Inc.		350,204
7,803	Greenhill & Co., Inc.		340,601
8,272	Legg Mason, Inc.		203,326
8,352	Visa, Inc.		1,071,144
			2,919,763
	FOOD - 2.6%
45,425	Danone SA		561,907

	HEALTHCARE-PRODUCT/WARES- 5.7%
8,909	Medtronic, Inc.		362,240
13,830	Zimmer Holding, Inc.		854,417
			1,216,657
	HOUSEHOLD PRODUCT/WARES- 1.7%
4,863	Clorox Co. (The)		353,783

	INTERNET - 15.4%
5,214	Amazon.com, Inc. *		1,294,271
6,303	Blue Nile, Inc. * +		235,858
13,499	Facebook, Inc. * +		244,062
2,176	Google, Inc. *		1,490,756
			3,264,947
	MEDIA - 1.9%
4,313	Factset Research Systems, Inc.		397,960

	OIL & GAS SERVICES - 1.5%
4,283	Schlumberger, Ltd.		310,004

	PHARMACEUTICALS - 4.6%
11,377	Merck & Co., Inc.		489,780
8,156	Novartis AG		481,286
			971,066
	RETAIL - 4.0%
8,782	Home Depot, Inc.		498,379
12,515	Lowe's Cos., Inc		356,427
			854,806
	SEMICONDUCTORS - 8.0%
3,672	Altera Corp.		137,076
2,905	Analog Devices, Inc.		115,445
13,074	ARM Holding PLC		356,136
17,853	QUALCOMM, Inc.		1,097,245
			1,705,902
	SOFTWARE - 11.3%
16,605	Autodesk, Inc. *		515,585
23,236	Microsoft Corp.		716,134
36,868	Oracle Corp.		1,166,872
			2,398,591

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (Continued)
August 31, 2012

Shares			Value
	TELECOMMUNICATIONS - 6.0%
67,081	Cisco Systems, Inc.		$ 1,279,905

	TRANSPORTATION - 7.3%
17,788	Expeditors International of Washington, Inc.		651,219
12,041	United Parcel Service, Inc.		888,746
			1,539,965

	TOTAL COMMON STOCK (Cost - $20,109,651)		21,217,647

	SHORT-TERM INVESTMENTS - 0.2%
39,094	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $39,094)		39,094

	COLLATERAL FOR SECURITIES LOANED - 2.4%
504,320	BNY Mellon Overnight Government Fund
	(Cost - $504,320)		$ 504,320

	TOTAL INVESTMENTS - 102.5% (Cost - $20,653,065) (a)		$ 21,761,061

	OTHER ASSETS AND LIABILITIES - (2.5) %		(539,961)

	TOTAL NET ASSETS - 100.0%		$ 21,221,100

	* Non-income producing securities.
	+ All or a portion of the security is on loan.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $20,798,752
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 2,133,725
		Unrealized depreciation:	(1,171,416)
		Net unrealized appreciation:	$ 962,309

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO
August 31, 2012

Shares			Value
	COMMON STOCK - 92.0%
	AGRICULTURE - 1.5%
1,500	Lorillard, Inc.		$ 188,265

	AUTO PARTS & EQUIPMENT - 2.4%
4,125	Navistar International Corp. *		90,668
5,325	Delphi Automotive PLC *		161,294
1,725	Tenneco, Inc. *		52,388
			304,350
	BANKS - 5.4%
16,675	Fifth Third Bancorp		252,459
40,775	Huntington Bancshares, Inc.		269,115
23,850	Regions Financial Corp.		165,996
			687,570
	CHEMICALS - 2.9%
1,550	Airgas, Inc.		128,759
2,275	Celanese Corp.		87,042
2,950	FMC Corp.		160,244
			376,045
	COMMERCIAL SERVICES - 7.1%
4,375	Global Payments Inc.		182,219
2,725	MAXIMUS, Inc.		148,213
7,275	SEI Investments Co.		158,231
4,625	Towers Watson & Co.		251,230
5,350	United Rentals, Inc.		172,858
			912,751
	COMPUTERS - 2.0%
11,575	NCR Corp. *		259,164

	DISTRIBUTION/WHOLESALE - 2.0%
2,525	LKQ Corp.		95,294
2,750	WESCO International, Inc. *		158,895
			254,189
	ELECTRIC - 6.5%
4,600	Edison International		201,434
10,100	Great Plains Energy, Inc.		215,332
11,500	NV Energy, Inc.		201,710
5,750	Wisconsin Energy Corp.		218,270
			836,746
	FOOD - 1.7%
4,000	Ingredion, Inc.		215,320

	HAND/MACHINE TOOLS - 1.3%
2,375	Snap-On, Inc.		164,872

	HEALTHCARE-PRODUCTS - 0.5%
1,200	Sirona Dental Systems, Inc. *		63,768

	HEALTHCARE-SERVICES - 2.8%
9,150	HCA Holdings, Inc.		261,233
1,075	Laboratory Corp of America *		94,546
			355,779

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Continued)
August 31, 2012

Shares			Value
	HOUSEHOLD PRODUCTS/WARES - 2.4%
3,975	Jarden Corp.		$ 192,112
3,050	Spectrum Brands Holdings, Inc.		112,331
			304,443
	INSURANCE - 9.3%
4,975	Endurance Specialty Holdings, Ltd.		188,105
12,625	Hartford Financial Services Group, Inc.		226,366
5,150	Reinsurance Group of America, Inc.		302,511
6,675	Validus Holdings, Ltd.		223,679
11,125	XL Group PLC		257,210
			1,197,871
	INVESTMENT COMPANIES - 2.6%
15,825	Apollo Investment Corp.		126,917
12,025	Ares Capital Corp.		207,672
			334,589
	MACHINERY DIVERSIFIED - 2.0%
3,025	AGCO Corp. *		127,322
1,025	Flowserve Corp.		130,852
			258,174
	MEDIA - 2.4%
3,575	CBS Corp.		129,916
3,275	Discovery Communications, Inc. *		179,601
			309,517
	OIL & GAS - 4.4%
4,075	Helmerich & Payne, Inc.		185,983
2,175	Noble Energy, Inc.		191,182
1,975	Pioneer Natural Resources Co.		192,286
			569,451
	OIL & GAS SERVICES - 1.4%
8,825	Superior Energy Services, Inc. *		183,295

	PACKAGING & CONTAINERS - 3.6%
8,425	Crown Holdings, Inc. *		305,406
5,025	Packaging Corp. of America		160,900
			466,306
	PHARMACEUTICALS - 3.0%
3,652	Valeant Pharmaceuticals International, Inc. *		187,238
14,000	Warner Chilcott PLC		190,680
			377,918
	REITS - 1.6%
7,725	Apartment Investment & Management Co.		204,558

	RETAIL - 5.6%
4,250	Big Lots, Inc. *		129,370
2,800	Darden Restaurants, Inc.		145,460
9,775	Ezcorp, Inc. *		221,404
4,900	Signet Jewelers, Ltd.		224,714
			720,948
	SAVINGS & LOANS - 1.6%
26,600	First Niagara Financial Group, Inc.		209,874

	SEMICONDUCTORS - 4.0%
3,400	Altera Corp.		126,922
5,350	Avago Technologies, Ltd.		195,649
12,150	Rovi Corp. *		186,381
			508,952

See accompanying notes to financial statements.
SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Continued)
August 31, 2012

Shares			Value
	SOFTWARE - 10.7%
14,350	Allscripts Healthcare Solutions, Inc. *		$ 150,675
3,825	BMC Software, Inc. *		158,355
9,200	Broadbridge Financial Solutions, Inc.		217,856
2,675	Check Point Software Technologies, Ltd.		123,291
3,125	Fiserv, Inc. *		222,844
1,625	Intuit, Inc.		95,128
9,625	Nuance Communications, Inc. *		229,556
4,375	Solera Holdings, Inc.		179,944
			1,377,649
	TOYS/GAMES/HOBBIES - 1.3%
4,275	Hasbro, Inc. +		160,355

	TOTAL COMMON STOCK (Cost - $10,607,099)		11,802,719

	SHORT-TERM INVESTMENTS - 6.7%
857,025	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $857,025)		857,025

	COLLATERAL FOR SECURITIES LOANED - 1.3%
163,519	BNY Mellon Overnight Government Fund
	(Cost - $163,519)		$ 163,519

	TOTAL INVESTMENTS - 100.0% (Cost - $11,627,643) (a)		$ 12,823,263

	OTHER ASSETS AND LIABILITIES - 0.0%		(2,612)

	TOTAL NET ASSETS - 100.0%		$ 12,820,651

	* Non-income producing securities.
	+ All or a portion of the security is on loan.
	ADR - American Depositary Receipt

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $11,696,040
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation:	$ 1,880,025
		Unrealized depreciation:	(752,802)
		Net unrealized appreciation:	$ 1,127,223

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO
August 31, 2012

Shares		Value
	COMMON STOCK - 99.3%
	AIRLINES - 2.4%
12,800	Spirit Airlines, Inc. *	$ 250,240

	APPAREL - 3.6%
6,100	Hanesbrands, Inc. *	197,823
9,600	Iconix Brand Group, Inc. *	179,520
		377,343
	AUTO PARTS & EQUIPMENT - 2.1%
8,472	Dana Holding Corp.	115,727
5,181	Titan International, Inc. +	108,179
		223,906
	BANKS - 9.1%
9,500	MB Financial, Inc.	193,990
15,800	National Penn Bancshares, Inc.	140,620
4,800	Prosperity Bancshares, Inc.	202,080
8,500	Trustmark Corp.	201,365
17,700	Umpqua Holding Corp.	223,728
		961,783
	CHEMICALS - 4.0%
3,600	Innophos Holdings, Inc.	170,244
9,300	RPM International, Inc.	254,913
		425,157
	COMMERCIAL SERVICES - 3.5%
5,100	MAXIMUS, Inc.	277,389
1,700	Towers Watson & Co.	92,344
		369,733
	DISTRIBUTION/WHOLESALE - 1.8%
6,800	Owens & Minor, Inc.	190,332

	DIVERSIFIED FINANCIAL SERVICES - 3.0%
8,834	National Financial Partners Corp. *	130,213
5,600	Stifel Financial Corp. *	183,008
		313,221
	ELECTRIC - 3.3%
4,300	Cleco Corp.	175,999
6,500	Portland General Electric Co.	174,460
		350,459
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.8%
6,873	General Cable Corp. *	186,190

	ELECTRONICS - 1.7%
4,191	Itron, Inc. *	181,722

	ENGINEERING & CONSTRUCTION - 3.5%
7,165	EMCOR Group, Inc.	197,969
9,400	Mastec, Inc. *	171,456
		369,425
	ENTERTAINMENT - 1.6%
4,100	Madison Square Garden, Inc. *	173,061

	ENVIRONMENTAL CONTROL - 2.9%
13,300	Calgon Carbon Corp. *	181,545
7,170	Darling International, Inc. *	119,165
		300,710
	FOOD - 3.4%
2,250	J&J Snack Foods Corp.	128,475
3,200	Lancaster Colony Corp.	231,808
		360,283
See accompanying notes to financial statements.
SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2012

Shares		Value
	HEALTHCARE-PRODUCTS - 4.5%
4,000	Teleflex, Inc.	$ 264,120
4,400	West Pharmaceutical Services, Inc.	208,340
		472,460
	HEALTHCARE-SERVICES - 2.1%
4,402	Magellan Health Services, Inc. *	218,383

	INSURANCE - 5.2%
6,100	Aspen Insurance Holdings, Ltd.	177,388
600	Proassurance Corp.	53,538
4,472	Protective Life Corp.	126,334
10,247	Tower Group, Inc.	191,004
		548,264
	MISCELLANEOUS MANUFACTURING -9.3%
3,650	AO Smith Corp.	199,691
4,900	Aptargroup, Inc.	248,185
10,100	Barnes Group, Inc.	239,067
4,005	Crane Co.	152,150
3,738	EnPro Industries, Inc. *	140,325
		979,418
	OIL & GAS - 2.9%
6,856	Stone Energy Corp. *	161,322
19,431	Vaalco Energy, Inc. *	143,984
		305,306
	OIL & GAS SERVICES - 2.9%
5,700	Hornbeck Offshore Services, Inc. *	221,388
1,038	Oil States International, Inc. *	81,213
		302,601
	REITS - 8.1%
7,600	LaSalle Hotel Properties	207,100
5,300	Pebblebrook Hotel Trust	125,239
1,692	PS Business Parks, Inc.	115,344
9,400	Senior Housing Properties Trust	207,928
5,700	Tanger Factory Outlet Centers	191,235
		846,846
	RETAIL - 4.9%
10,382	Aeropostale, Inc. *	144,621
3,600	Childrens Place Retail Stores, Inc. (The) * +	204,984
7,000	Finish Line, Inc. (The)	160,720
		510,325
	SAVINGS & LOANS - 1.4%
9,400	Washington Federal, Inc.	151,340

	SEMICONDUCTORS - 1.7%
11,288	Omnivision Technologies *	183,430

	SOFTWARE - 2.7%
9,200	JDA Software Group, Inc. *	283,360

	TELECOMMUNICATIONS - 2.8%
8,000	Netgear, Inc. *	292,560

	TRANSPORTATION - 3.1%
1,968	Genesse & Wyoming, Inc. *	125,086
4,502	Old Dominion Freight Line, Inc. *	201,600
		326,686

	TOTAL COMMON STOCK (Cost - $8,580,607)	10,454,544

	SHORT-TERM INVESTMENTS - 0.7%
76,308	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $76,308)	76,308
See accompanying notes to financial statements.
SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2012

Shares		Value
	COLLATERAL FOR SECURITIES LOANED - 2.2%
226,080	BNY Mellon Overnight Government Fund	$ 226,080
	(Cost - $226,080)

	TOTAL INVESTMENTS - 102.2% (Cost - $8,882,995) (a)	$ 10,756,932

	OTHER ASSETS AND LIABILITIES - (2.2) %	(234,054)

	TOTAL NET ASSETS - 100.0%	$ 10,522,878

	* Non-income producing securities.
	+ All or a portion of the security is on loan.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $8,895,770
	differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 1,999,615
	Unrealized depreciation:	(138,453)
	Net unrealized appreciation:	$ 1,861,162

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO
August 31, 2012

Shares			Value
	COMMON STOCK - 97.4%
	AGRICULTURE - 4.4%
158,000	Asian Citrus Holdings, Ltd.		$ 75,319
2,080	British American Tobacco PLC		109,018
1,040	Philip Morris International, Inc.		92,872
			277,209
	AUTO PARTS & EQUIPMENT - 2.2%
1,910	Cie Generale des Etablissements Michelin		137,026

	BANKS - 7.2%
1,403	BNP Paribas		60,867
2,640	BNP Paribas - ADR		57,024
4,910	Credit Suisse Group AG *		94,842
4,350	DBS Group Holdings, Ltd.		50,502
810	DBS Group Holdings, Ltd. - ADR		37,592
2,073	Qatar National Bank SAQ		76,195
3,215	Standard Chartered PLC		71,002
			448,024
	BEVERAGES - 1.2%
273,730	Thai Beverage Co., Ltd.		72,535

	BUILDING MATERIALS - 1.7%
10,100	Asahi Glass Co., Ltd.		61,460
2,500	CRH PLC - ADR		43,925
			105,385
	CHEMICALS - 6.5%
1,270	Akzo Nobel NV		73,463
2,510	Industries Qatar QSC		95,390
9,380	Israel Chemical, Ltd.		101,798
1,670	Lonza group AG *		77,405
12,000	Taiyo Nippon Sanso Corp.		60,084
			408,140
	COMMERCIAL SERVICES - 1.0%
152,850	Anhui Expressway Co.		64,407

	COMPUTERS - 2.2%
3,720	Cap Gemini SA		136,833

	DISTRIBUTION/WHOLESALE - 2.7%
4,260	Mitsubishi Corp.		78,872
6,210	Mitsui & Co., Ltd.		87,219
			166,091
	DIVERSIFIED FINANCIAL SERVICES - 4.0%
114,920	China Green Holdings, Ltd.		140,284
24,320	Intermediate Capital Group PLC		108,893
			249,177
	ELECTRIC - 1.6%
8,610	AES Tiete SA		98,424

	ELECTRONICS - 1.1%
411,721	China Automation Group, Ltd.		70,869

	ENGINEERING & CONSTRUCTION - 3.8%
12,573	Cardno, Ltd.		97,254
See accompanying notes to financial statements.
SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2012

Shares			Value
	ENGINEERING & CONSTRUCTION - 3.8% (Continued)
31,880	Carillion PLC		$ 140,452
			237,706
	ENTERTAINMENT - 2.5%
1,240	Sankyo Co., Ltd.		57,425
20,527	William Hill PLC		97,753
			155,178
	FOOD - 2.3%
1,270	Danone		79,259
2,300	Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.		65,151
			144,410
	HEALTHCARE-PRODUCTS - 0.9%
30,690	Fisher & Paykel Healthcare Corp., Ltd.		52,998

	HOLDING COMPANIES-DIVERSIFIED - 0.7%
12,390	Tekfen Holding AS		45,770

	INSURANCE - 3.0%
3,560	AXA Spons - ADR		51,264
1,370	AXA SA		19,800
170	Fairfax Financial Holdings, Ltd.		63,943
1,270	Vienna Insurance Group AG Wiener Versicherung Gruppe		53,281
			188,288
	INVESTMENT COMPANIES - 3.7%
300	Delek Group, Ltd.		43,980
9,020	Investor AB		186,763
			230,743
	LODGING - 0.7%
77,820	NagaCorp, Ltd.		40,333

	MACHINERY-DIVERSIFIED - 1.1%
710	Pfeiffer Vacuum Technology AG		70,600

	MINING - 7.5%
4,650	BHP Billiton PLC		136,081
1,620	Freeport-McMoran Cooper & Gold, Inc.		58,498
2,070	Newmont Mining Corp.		104,908
12,290	OZ Minerals, Ltd.		79,610
65,500	Zhaojin Mining Industry Co., Ltd.		88,066
			467,163
	OIL & GAS - 7.7%
46,000	CNOOC, Ltd.		87,498
2,900	Encana Corp.		64,330
2,950	Petroleo Brasileiro SA - ADR		60,711
3,060	Royal Dutch Shell PLC		107,052
3,243	Total SA		162,071
			481,662
	OIL & GAS SERVICES - 1.1%
41,000	China Oilfield Services, Ltd.		65,743

	PHARMACEUTICALS - 6.9%
690	Roche Holding AG		31,395
360	Roche Holding AG - ADR		65,604
440	Sanofi-Aventis SA		36,078
1,320	Sanofi-Aventis SA - ADR		54,054
See accompanying notes to financial statements.
SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2012

Shares			Value
	PHARMACEUTICALS - 6.9% (Continued)
279,000	Sihuan Pharmaceutical Holdings Group, Ltd.		$ 111,950
334,240	Sino Biopharmaceutical		130,806
			429,887
	PRIVATE EQUITY - 1.4%
2,005	Eurazeo		88,227

	REAL ESTATE - 5.0%
32,490	Hang Lung Properties Ltd.		111,527
3,600	Mitsui Fudosan Co., Ltd.		67,274
48,570	Shanghai Industrial Holding Ltd.		133,878
			312,679
	RETAIL - 2.6%
284,000	Hengdeli Holdings, Ltd.		75,253
20,140	Kingfisher PLC		88,176
			163,429
	SEMICONDUCTORS - 1.1%
1,470	Tokyo Electron, Ltd.		69,443

	SOFTWARE - 5.2%
16,300	Playtech, Ltd.		99,996
1,020	SAP AG		67,175
306,600	Travelsky Technology Ltd.		159,565
			326,736
	TELECOMMUNICATIONS - 1.3%
2,790	Vodafone Group PLC - ADR		80,687

	TRANSPORTATION - 2.0%
6,396	Deutsche Post AG		124,358

	WATER - 1.1%
5,910	Suez Environnement Co.		66,331

	TOTAL COMMON STOCK (Cost - $6,449,931)		6,076,491

	SHORT-TERM INVESTMENTS - 2.0%
124,389	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $124,389)		124,389

	TOTAL INVESTMENTS - 99.4% (Cost - $6,574,320) (a)		$ 6,200,880

	OTHER ASSETS AND LIABILITIES - 0.6%		35,925

	TOTAL NET ASSETS - 100.0%		$ 6,236,805

	* Non-income producing securities.
	ADR - American Depositary Receipt

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $6,638,072
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 501,509
		Unrealized depreciation:	(938,701)
		Net unrealized depreciation:	$ (437,192)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO
August 31, 2012

Shares			Value
	COMMON STOCK - 98.0%
	BIOTECHNOLOGY - 7.5%
14,900	Amgen, Inc.		$ 1,250,408

	ELECTRONICS - 6.4%
12,700	Agilent Technologies, Inc. *		471,932
7,400	Waters Corp. *		593,406
			1,065,338
	HEALTHCARE-PRODUCTS - 24.1%
4,600	Baxter International, Inc.		269,928
7,100	Becton Dickinson and Co.		539,458
68,300	Boston Scientific Corp. *		368,820
7,800	CareFusion Corp. *		204,906
4,200	Covidien PLC		235,410
5,000	CR Bard, Inc.		490,550
11,400	Greatbatch, Inc. *		263,910
12,000	Medtronic, Inc.		487,920
10,000	Patterson Cos., Inc.		339,700
4,600	Techne Corp.		315,422
7,700	Zimmer Holdings, Inc.		475,706
			3,991,730
	HEALTHCARE-SERVICES - 9.4%
8,369	Molina Healthcare, Inc. *		202,864
17,300	UnitedHealth Group, Inc.		939,390
7,000	WellPoint, Inc.		419,090
			1,561,344
	PHARMACEUTICALS - 50.6%
25,600	AmerisourceBergen Corp.		986,112
15,000	AstraZeneca PLC - ADR		701,850
18,500	Cardinal Health, Inc.		731,675
14,900	Eli Lilly & Co.		669,159
14,700	GlaxoSmithKline PLC - ADR		668,703
7,300	Johnson & Johnson		492,239
9,400	McKesson Corp.		818,834
10,100	Merck & Company, Inc.		434,805
8,800	Novartis AG - ADR		519,288
3,200	Par Pharmaceutical Cos., Inc. *		159,360
29,600	Pfizer, Inc.		706,256
41,726	PharMerica Corp. *		525,748
13,108	Sanofi-Synthelabo SA - ADR		536,773
5,100	Sanofi-Synthelabo SA CVR *		7,140
6,762	Targacept, Inc. *		30,429
10,200	Teva Pharmaceutical Industries, Ltd. - ADR		403,716
			8,392,087

	TOTAL COMMON STOCK (Cost - $13,622,708)		16,260,907

	SHORT-TERM INVESTMENTS - 1.3%
206,707	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $206,707)		206,707

	TOTAL INVESTMENTS - 99.3% (Cost - $13,829,415) (a)		$ 16,467,614

	OTHER ASSETS AND LIABILITIES - 0.7%		113,386

See accompanying notes to financial statements.
SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO (Continued)
August 31, 2012

	TOTAL NET ASSETS - 100.0%		$ 16,581,000

	* Non-income producing securities.
	ADR - American Depositary Receipt

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $13,893,416
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 3,185,733
		Unrealized depreciation:	(611,535)
		Net unrealized appreciation:	$ 2,574,198

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO
August 31, 2012

Shares			Value
	COMMON STOCK - 96.7%
	AEROSPACE/DEFENSE - 2.4%
21,210	Northrop Grumman Corp.		$ 1,418,737

	BIOTECHNOLOGY - 1.2%
16,940	Illumina, Inc. *		712,835

	COMMERCIAL SERVICES - 2.2%
9,440	Alliance Date Systems Corp. *		1,299,416

	COMPUTERS - 23.0%
21,660	Accenture PLC		1,334,256
10,574	Apple, Inc.		7,034,248
12,560	Cognizant Technology Solutions Corp. *		807,357
67,150	Dell, Inc. *		711,118
27,450	Fortinet, Inc. *		727,699
4,430	IBM Corp		863,185
32,650	Lexmark International, Inc.		708,832
12,159	Sandisk Corp. *		501,194
20,600	Western Digital Corp. *		861,492
			13,549,381
	DIVERSIFIED FINANCIAL SERVICES - 0.8%
3,564	Visa, Inc.		457,083

	ELECTRONICS - 2.2%
17,231	InvenSense, Inc. *		216,766
15,500	Itron, Inc. *		672,080
7,986	Trimble Navigation, Ltd. *		391,713
			1,280,559
	INTERNET - 12.6%
4,300	Amazon.com, Inc. *		1,067,389
26,084	Angie's List, Inc. *		249,363
3,916	Baidu, Inc. ADR *		436,399
15,421	eBay, Inc. *		732,035
11,500	ExactTarget, Inc. *		243,455
4,747	F5 Networks, Inc. *		462,785
1,530	Google, Inc. *		1,048,188
9,113	LinkedIn Corp. *		977,825
11,295	MercadoLibre, Inc.		898,856
72,800	Symantec Corp. *		1,298,024
			7,414,319
	MACHINERY-DIVERSIFIED - 0.4%
3,331	Rockwell Automation, Inc.		240,032

	MINING - 0.2%
11,600	Molycorp, Inc. *		133,516

	REITS - 1.3%
10,813	American Tower Corp.		761,235

	SEMICONDUCTORS - 19.9%
21,466	Altera Corp.		801,326
5,671	Analog Devices, Inc.		225,366
104,900	Applied Materials, Inc.		1,226,281
12,105	Broadcom Corp.		430,091
See accompanying notes to financial statements.
SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Continued)
August 31, 2012

Shares			Value
	SEMICONDUCTORS - 19.9% (Continued)
5,841	Cirrus Logic, Inc. *		$ 243,394
56,921	Intel Corp.		1,413,348
26,520	KLA-Tencor Corp.		1,360,741
33,000	Marvell Technology Group, Ltd.		335,940
18,840	Maxim Integrated Products, Inc.		511,318
6,409	Mellanox Technologies, Ltd.		733,126
8,998	NXP Semiconductor NV *		209,833
41,732	QUALCOMM, Inc.		2,564,849
7,321	Skyworks Solutions, Inc. *		222,998
21,303	Texas Instruments, Inc.		618,639
24,630	Xilinx, Inc.		835,203
			11,732,453
	SOFTWARE - 20.0%
21,070	BMC Software, Inc. *		872,298
50,300	CA, Inc.		1,309,309
3,534	Cerner Corp. *		258,477
17,890	Check Point Software Technologies, Ltd. *		824,550
45,472	Compuware Corp. *		454,720
87,784	Microsoft Corp.		2,705,503
69,526	Oracle Corp.		2,200,498
11,095	Red Hat, Inc. *		621,764
7,050	Salesforce.com, Inc. *		1,023,519
16,933	VMware, Inc. *		1,507,714
			11,778,352
	TELECOMMUNICATIONS - 10.5%
33,670	Amdocs, Ltd. *		1,085,521
25,279	AT&T, Inc.		926,223
48,468	Cincinnati Bell, Inc. *		227,315
96,706	Cisco Systems, Inc.		1,845,150
81,529	Corning, Inc.		977,533
9,363	Crown Castle International Corp. *		594,176
10,717	Motorola Solutions, Inc.		510,772
			6,166,690

	TOTAL COMMON STOCK (Cost - $49,537,281)		56,944,608

	SHORT-TERM INVESTMENTS - 3.8%
2,250,170	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $2,250,170)		$ 2,250,170

	TOTAL INVESTMENTS - 100.5% (Cost - $51,787,451) (a)		$ 59,194,778

	OTHER ASSETS AND LIABILITIES - (0.5) %		(313,310)

	TOTAL NET ASSETS - 100.0%		$ 58,881,468

	* Non-income producing securities.
	ADR - American Depositary Receipt

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $51,998,692
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 10,161,358
		Unrealized depreciation:	(2,965,272)
		Net unrealized appreciation:	$ 7,196,086

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO
August 31, 2012

Shares			Value
	COMMON STOCK - 94.7%
	CHEMICALS - 7.4%
3,687	Dow Chemical Co. (The)		$ 108,066
2,626	LyondellBasell Industries		128,254
825	Praxair Inc.		87,038
			323,358
	COAL - 2.7%
3,841	Consol Energy, Inc.		115,998

	ELECTRIC - 8.2%
4,444	Edison International		194,603
1,915	FirstEnergy Corp.		83,686
1,548	National Fuel Gas Co.		77,245
			355,534
	IRON/STEEL - 3.0%
2,718	APERAM		35,554
2,621	Cliffs Natural Resources, Inc.		93,937
			129,491
	MINING - 2.7%
3,250	Freeport-McMoRan Copper & Gold, Inc.		117,358

	OIL & GAS - 49.5%
1,283	Anadarko Petroleum Corp.		88,873
9,364	BG Group PLC		191,550
2,213	BP PLC		93,079
1,670	Chevron Corp.		187,307
5,533	Cobalt International Energy, Inc. *		125,654
2,528	Exxon Mobil Corp.		220,694
3,382	Hess Corp.		170,892
4,954	Marathon Oil Corp.		137,820
3,332	Noble Corp.		127,082
2,060	Noble Energy, Inc.		181,074
3,688	Plains Exploration & Production Co. *		145,012
2,944	Royal Dutch Shell PLC - ADR		205,992
2,605	SM Energy Co.		123,034
3,300	Transocean, Ltd.		161,799
			2,159,862

	OIL & GAS SERVICES - 18.2%
3,259	Cameron International Corp. *		178,300
4,161	Halliburton Co.		136,314
2,335	Lufkin Industries Inc.		122,401
16,277	Newpark Resources, Inc. *		111,986
1,911	Schlumberger, Ltd.		138,318
9,226	Weatherford International, Ltd. *		108,498
			795,817
	PIPELINES - 3.0%
3,680	Kinder Morgan Inc.		131,634

	TOTAL COMMON STOCK (Cost - $3,707,615)		4,129,052

	WARRANTS - 0.2%	EXPIRATION DATE - EXERCISE PRICE
	PIPELINES - 0.2%
2,123	Kinder Morgan Inc. *	5/25/2017 - $40.00	6,687
	TOTAL WARRANTS (Cost - 3,630)		6,687
See accompanying notes to financial statements.
SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO (Continued)
August 31, 2012

Shares			Value
	SHORT-TERM INVESTMENTS - 4.5%
195,816	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $195,816)		$ 195,816

	TOTAL INVESTMENTS - 99.4% (Cost - $3,907,061) (a)		$ 4,331,555

	OTHER ASSETS AND LIABILITIES - 0.6%		28,207

	TOTAL NET ASSETS - 100.0%		$ 4,359,762

	* Non-income producing securities.
	ADR - American Depositary Receipt

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $3,925,841
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 701,356
		Unrealized depreciation:	(295,642)
		Net unrealized appreciation:	$ 405,714

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO
August 31, 2012

Shares			Value
	COMMON STOCK - 95.3%
	BANKS - 36.9%
1,753	Citigroup, Inc.		$ 52,082
3,256	Fifth Third Bancorp		49,296
582	Goldman Sachs Group, Inc. (The)		61,529
1,408	JPMorgan Chase & Co.		52,293
662	M&T Bank Corp.		57,528
981	PNC Financial Services Group, Inc.		60,979
1,209	Standard Chartered PLC		26,719
1,303	State Street Corp.		54,205
1,748	US Bancorp		58,401
2,230	Wells Fargo & Co.		75,887
			548,919
	DIVERSIFIED FINANCIAL SERVICES - 21.6%
1,021	American Express Co.		59,524
812	Ameriprise Financial, Inc.		44,587
253	BlackRock, Inc. - Cl. A		44,622
823	Discover Financial Services		31,875
488	Franklin Resources, Inc.		57,291
2,955	Invesco, Ltd.		69,975
1,027	Charles Schwab Corp. (The)		13,854
			321,728
	INSURANCE - 25.4%
903	ACE, Ltd.		66,578
345	Aflac, Inc.		15,932
1,380	American International Group, Inc.		47,375
1,083	Berkshire Hathaway, Inc. - Cl. B *		91,340
1,620	MetLife, Inc.		55,291
1,169	Travelers Cos., Inc. (The)		75,681
1,348	Unum Group		26,299
			378,496
	REITS - 9.0%
707	Alexandria Real Estate Equities, Inc.		52,247
587	Digital Realty Trust, Inc.		43,738
239	Simon Property Group, Inc.		37,929
			133,914
	SAVINGS & LOANS - 2.4%
2,991	People's United Financial, Inc.		35,802

	TOTAL COMMON STOCK (Cost - $1,242,777)		1,418,859

	SHORT-TERM INVESTMENTS - 2.1%
30,574	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $30,574)		30,574

	TOTAL INVESTMENTS - 97.4% (Cost - $1,273,351) (a)		$ 1,449,433

	OTHER ASSETS AND LIABILITIES - 2.6%		38,466

	TOTAL NET ASSETS - 100.0%		$ 1,487,899

	* Non-income producing securities.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,277,394
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 219,185
		Unrealized depreciation:	(47,146)
		Net unrealized appreciation:	$ 172,039

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO
August 31, 2012

Principal		Value
	U.S. GOVERNMENT AND AGENCIES - 42.8%
	FEDERAL HOME LOAN MORTGAGE CORPORATION - 12.8%
$ 290,000	4.500%, 1/15/13	$ 294,576
800,000	5.125%, 10/18/16	947,240
		1,241,816
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 11.9%
700,000	4.125%, 4/15/14	743,645
375,000	5.00%, 4/15/15 +	420,476
		1,164,121
	U.S. TREASURY NOTES - 10.2%
300,000	4.00%, 11/15/12	302,262
300,000	2.25%, 5/31/14	310,523
60,000	4.625%, 2/15/17	70,870
300,000	2.00%, 2/15/22	313,992
		997,647
	U.S. TREASURY INFLATION PROTECTION SECURITIES - 7.9%
500,000	0.625%, 4/15/13	547,871
200,000	0.125%, 4/15/16	219,581
		767,452

	TOTAL U.S. GOVERNMENT AND AGENCIES (Cost - $3,904,652)	4,171,036

	CORPORATE BONDS AND NOTES - 52.7%
	BANKS - 7.9%
325,000	BB&T Corp., 4.90%, 6/30/17	363,256
390,000	Citigroup, Inc., 5.30%, 10/17/12	392,098
20,000	Goldman Sachs Group, Inc. (The), 0.92%, 3/22/16 *	18,765
		774,119
	BEVERAGES - 1.2%
117,000	Diageo Capital PLC, 1.50%, 5/11/17	119,106

	CHEMICALS - 3.5%
315,000	Dow Chemical Co., 4.125%, 11/15/21	344,982

	DIVERSIFIED FINANCIAL SERVICES - 6.9%
100,000	American Express Credit Corp., 2.80%, 9/19/16	106,533
478,000	General Electric Capital Corp., 5.50%, 1/8/20	565,058
		671,591
	ELECTRIC - 2.1%
200,000	Public Service Electric & Gas Co., 5.125%, 9/1/12	200,000

	GAS - 1.1%
100,000	Southern California Gas Co., 5.50%, 3/15/14	107,300

	HEALTHCARE-PRODUCTS - 7.0%
325,000	CR Bard, Inc., 2.875%, 1/15/16	342,823
325,000	Stryker Corp., 2.00%, 9/30/16	338,091
		680,914
	INSURANCE - 4.2%
275,000	PartnerRe Finance LLC, 5.50%, 6/1/20	304,307
85,000	Prudential Financial, Inc., 6.00%, 12/1/17	100,602
		404,909
	MISCELLANEOUS MANUFACTURER - 2.9%
240,000	Cooper US, Inc., 6.10%, 7/1/17	286,946

See accompanying notes to financial statements.
SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (Continued)
August 31, 2012

Principal		Value
	OIL & GAS - 3.4%
$ 325,000	Occidental Petroleum Corp., 1.75%, 2/15/17	$ 335,263

	OIL & GAS SERVICES - 2.9%
220,000	Weatherford International, Ltd., 9.625%, 3/1/19	285,459

	PHARMACEUTICALS - 3.8%
100,000	Cardinal Health, Inc., 1.90%, 6/15/17 +	101,619
250,000	Merck & Co., Inc., 5.30%, 12/1/13	264,935
		366,554
	REGIONAL - 2.1%
200,000	Province of Ontario Canada, 2.45%, 6/29/22	204,834

	REITS - 3.7%
325,000	Health Care REIT, Inc., 5.875%, 5/15/15	359,434

	TOTAL CORPORATE BONDS AND NOTES (Cost - $4,818,762)	5,141,411
Shares
	SHORT-TERM INVESTMENTS - 3.5%
341,165	Milestone Treasury Obligation Portfolio, Institutional Class
	(Cost - $341,165)	341,165

	COLLATERAL FOR SECURITIES LOANED - 5.5%
539,469	BNY Mellon Overnight Government Fund
	(Cost - $539,469)	$ 539,469

	TOTAL INVESTMENTS - 104.6% (Cost - $9,604,048) (a)	$ 10,193,081

	OTHER ASSETS AND LIABILITIES - (4.6) %	(452,093)

	TOTAL NET ASSETS - 100.0%	$ 9,740,988

	* Variable rate security. Interest rate is as of August 31, 2012
	+ All or a portion of the security is on loan.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially
	the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 593,195
	Unrealized depreciation:	(4,162)
	Net unrealized appreciation:	$ 589,033

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO
August 31, 2012

Principal		Value
	MUNICIPAL BONDS - 96.4%
	ALASKA - 4.4%
	Education - 4.4%
$ 150,000	City of Anchorage Schools, Series A, 5.00%, 10/1/20	$ 170,727

	CALIFORNIA - 9.7%
	Education - 6.8%
125,000	Alvord Unified School District, Series A, 5.90%, 2/1/20, MBIA	149,325
100,000	Grossmont-Cuyamaca, CA Community College District, Series B, 5.00%, 8/1/23	113,167
		262,492
	General Obligation - 2.9%
100,000	State of California, Variable Purpose, 5.00%, 3/1/21	115,258
		377,750
	CONNECTICUT - 2.6%
	General Obligation - 2.6%
100,000	Wilton, CT, 2.00%, 2/1/15	103,526

	DELAWARE - 3.8%
	General Obligation - 3.8%
40,000	County of New Castle DE, 4.00%, 7/15/2021	47,520
90,000	District of Columbia, Income Tax Secure Revenue, 5.00%, 12/1/14	98,699
		146,219
	FLORIDA - 5.3%
	Education - 2.3%
75,000	Florida State Board of Education, 5.00%, 1/1/18	89,351
	General Obligation - 3.0%
100,000	Tampa, FL Sales Tax Revenue, 4.00%, 10/1/20	115,145
		204,496
	INDIANA - 3.3%
	General Obligation - 3.3%
110,000	State of Indiana Financial Authority, 5.00%, 7/1/19	129,776

	IOWA - 2.8%
	Education - 2.8%
100,000	University of Iowa Revenue, 3.50%, 7/1/22	107,645

	KENTUCKY - 4.1%
	Education - 4.1%
150,000	Mercer County School District Finance Corp. School Building Revenue, 4.125%, 5/1/23	159,133

	LOUISIANA - 4.4%
	General Obligation - 4.4%
140,000	State of Louisiana Unref Bal- Ser, 5.00%, 9/1/19	172,137

	MAINE - 3.9%
	Education - 3.9%
140,000	University of Maine System Revenue, 4.50%, 3/1/26	151,652

	MICHIGAN - 2.8%
	Education - 2.8%
100,000	Ann Arbor School District, 5.00%, 5/1/20	107,543

	MISSOURI - 3.9%
	Education - 3.9%
130,000	Kirksville R-III School District, 5.00%, 3/1/20	151,805
See accompanying notes to financial statements.
SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Continued)
August 31, 2012

Principal		Value
	NEW JERSEY - 4.9%
	General Obligation - 3.5%
$ 125,000	Passaic, NJ, 3.25%, 8/1/18	$ 135,269

	Housing - 1.4%
50,000	New Jersey Economic Development Authority, 4.00%, 9/1/16, MBIA	55,057
		190,326
	NEW YORK - 12.5%
	Education - 4.6%
130,000	Dunkirk City School, 3.50%, 6/15/23	136,486
40,000	Yorktown Central School District, 2.00%, 3/1/13	40,312
		176,798
	General Obligation - 7.9%
100,000	Erie County Industrial Development Agency, 5.00%, 5/1/19 MN1	119,681
10,000	New York NY Ser I-FSA-CR, 5.00%, 12/1/13	10,565
15,000	New York NY Ser I-FSA-CR, 5.00%, 12/1/13	15,793
40,000	NY State Dormitory Authority, 5.00%, 12/15/16	46,780
110,000	NY State Environmental Facilities Corp, 5.25%, 6/15/13	114,091
		306,910
		483,708
	NORTH CAROLINA - 4.2%
	Water/Sewer - 4.2%
150,000	Wilmington, NC Water & Sewer System Revenue, 5.00%, 6/1/23	163,777

	NORTH DAKOTA - 1.2%
	General Obligation - 1.2%
40,000	City of Fargo, 4.25%, 5/1/16	44,499

	SOUTH CAROLINA - 3.5%
	General Obligation - 3.5%
125,000	State of South Carolina, Economy Development, 4.50%, 12/1/14	136,102

	SOUTH DAKOTA - 2.8%
	General Obligation - 2.8%
35,000	Heartland Consumers Power District Electric, Revenue - Escrowed to Maturity, 6.00%, 1/1/17, FSA	36,381
65,000	Heartland Consumers Power District Electric, Revenue - Unrefunded Portion, 6.00%, 1/1/17, FSA	73,592
		109,973
	TEXAS - 6.9%
	General Obligation - 2.8%
100,000	San Antonio, TX Electric & Gas, Revenue, 4.00%, 2/1/16	110,674
	Water/Sewer - 4.1%
150,000	State Water Assistance, Series A, 4.50%, 8/1/22	158,047
		268,721
	UTAH - 3.4%
	General Obligation - 3.4%
120,000	Salt Lake County Utah, 3.00%, 12/15/20	131,657

	WASHINGTON - 2.4%
	General Obligation - 2.4%
80,000	County of King WA Sewer Revenue, 4.00%, 1/1/2020	92,203

	WEST VIRGINIA - 3.6%
	Housing - 3.6%
130,000	West Virginia Economic Development Authority - Series A, 4.00%, 6/15/26, MBIA	138,467

	TOTAL MUNICIPAL BONDS (Cost - $3,545,192)	$ 3,741,842
See accompanying notes to financial statements.
SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Continued)
August 31, 2012

Shares		Value
	SHORT-TERM INVESTMENTS - 4.6%
177,733	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $177,733)	177,733

	TOTAL INVESTMENTS - 101.0% (Cost - $3,722,925) (a)	$ 3,919,575

	OTHER ASSETS AND LIABILITIES - (1.0) %	(38,562)

	TOTAL NET ASSETS - 100.0%	$ 3,881,013

	AMBAC	Insured by AMBAC Indemnity Corporation
	FSA	Insured by Federal Security Assurance
	MBIA	Insured by Municipal Bond Insurance Association

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same and
	differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 197,173
	Unrealized depreciation:	(523)
	Net unrealized appreciation:	$ 196,650

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
August 31, 2012

Principal		Value
	U.S. GOVERNMENT AGENCIES - 25.0%
	FEDERAL HOME LOAN BANK DISCOUNT NOTES - 25.0%
$1,000,000	To yield 0.23%, 11/6/12	$ 1,000,085
1,000,000	To yield 0.20%, 3/1/13	999,900
1,000,000	To yield 0.26%, 3/5/13	1,000,000
		2,999,985

	TOTAL U.S GOV'T AGENCIES (Cost $2,999,985)	2,999,985

	REPURCHASE AGREEMENT - 75.0%
9,011,000	Merryl Lynch Repo, 0.18%, due 9/4/12 with a full maturity value of $9,011,180
	(Fully collateralized by $9,206,700 U.S. Treasury Bill, 0.00%, due 8/22/13
	with a full maturity value of $9,191,224)
	(Cost - $9,011,000)	9,011,000

	TOTAL INVESTMENTS - 100.0% (Cost - $12,010,985) (a)	$ 12,010,985

	OTHER ASSETS AND LIABILITIES - 0.0%	(5,729)

	TOTAL NET ASSETS - 100.0%	$ 12,005,256

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO
August 31, 2012

Shares						Value
	COMMON STOCK - 0.7%
	COMPUTERS - 0.1%
401	Infosys Technologies, Ltd. - ADR					$ 17,055

	IRON/STEEL - 0.1%
785	Vale SA					12,850

	OIL & GAS - 0.1%
1,698	Gazprom OAO					16,411

	SEMICONDUCTORS - 0.2%
1,823	Taiwan Semiconductor Mft.					26,798

	TELECOMMUNICATIONS - 0.2%
954	America Movil SAB de CV					24,413

	TOTAL COMMON STOCK (Cost - $124,998)					97,527

	EXCHANGE TRADED FUNDS - 3.8%
	COMMODITY FUNDS - 1.0%
447	ETFS Platinum Trust +					67,729
433	SPDR Gold Trust +					71,107
						138,836

	BOND FUND - 2.2%
2,490	iShares JP Morgan EM Bond Fund					297,704

	EQUITY FUND - 0.6%
2,000	iShares MSCI Emerging Markets Index Fund					78,560

	TOTAL EXCHANGE TRADED FUNDS (Cost - $502,329)					515,100

Principal
	CORPORATE BONDS AND NOTES - 32.8%
	AGRICULTURE - 1.4%
$ 200,000	Ceagro Agricola, Ltd., 10.75%, 5/16/16 (a)					191,500

	BANKS - 1.7%
125,000	Ally Financial, Inc., 4.50%, 2/11/14					128,438
50,000	CIT Group, Inc., 5.25%, 4/1/14 (a)					52,000
50,000	CIT Group, Inc., 5.00%, 5/15/17					52,125
						232,563
	BEVERAGES - 0.8%
110,000	Constellation Brands, Inc., 4.625%, 3/1/23					111,375

	BUILDING MATERIALS - 0.4%
50,000	USG Corp., 6.30%, 11/15/16					48,938

	CHEMICALS - 0.4%
60,000	Olin Corp., 5.50%, 8/15/22					60,375

	COMMERCIAL SERVICES - 2.6%
60,000	Live Nation Entertainment, Inc., 7.00%, 9/1/20 (a)					61,275
130,000	PHH Corp., 7.375%, 9/1/19					133,413
50,000	Services Corp. Intl., 7.375%, 10/1/14					54,375
50,000	ServiceMaster Co., 7.00%, 8/15/20 (a)					50,812
50,000	UR Merger Sub Corp., 7.375%, 5/15/20 (a)					53,000
						352,875
	DIVERSIFIED FINANCIAL SERVICES - 4.5%
125,000	CNG Holdings, Inc., 9.375%, 5/15/20 (a)					126,406
250,000	East Lane RE Ltd, 5.75%, 3/14/14 (a)					255,650
See accompanying notes to financial statements.
SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Continued)
August 31, 2012

Principal						Value
	DIVERSIFIED FINANCIAL SERVICES - 4.5% (Continued)
$ 50,000	General Motors Financial Co., Inc., 4.75%, 8/15/17 (a)					$ 50,250
25,000	Icahn Enterprises LP, 8.00%, 1/15/18 (a)					26,375
50,000	Intl. Lease Finance Corp., 4.875%, 4/1/15					51,625
75,000	Intl. Lease Finance Corp., 5.625%, 9/20/13					77,531
25,000	Nationstar Mortgage Capital Corp., 9.625%, 5/1/19 (a)					27,625
						615,462
	ELECTRIC - 0.8%
100,000	Jamaica Public Service 11.00%, 7/6/21 (a)					105,000

	ELECTRICAL COMPONENTS AND EQUIPMENT - 0.7%
87,000	WireCo WorldGroup, Inc., 9.50%, 5/15/17					90,589

	ENVIRONMENTAL CONTROL - 0.7%
100,000	Heckmann Corp., 9.875%, 4/15/18					95,125

	FOOD - 2.1%
300,000	CFG Investment SAC, 9.75%, 7/30/19 (a)					290,625

	HEALTHCARE - SERVICES - 3.0%
75,000	Community Health Systems, Inc., 5.125%, 8/15/18					76,969
50,000	DaVita, Inc., 5.75%, 8/15/22					52,000
50,000	HCA, Inc., 6.75%, 7/15/13					51,812
75,000	HCA, Inc., 5.75%, 3/15/14					78,469
50,000	HCA, Inc., 6.375%, 1/15/15					53,313
100,000	IASIS Healthcare LLC, 8.375%, 5/15/19					95,125
						407,688
	HOMEBUILDERS - 0.3%
34,000	Toll Brothers Finance Corp., 6.75%, 11/1/19					38,633

	HOUSEHOLD PRODUCTS AND WARES - 0.4%
50,000	Reynolds Group, 9.00%, 4/15/19					50,813

	LODGING - 2.0%
75,000	Caesars Entertainment Operating Co., Inc., 8.50%, 2/15/20 (a)					73,781
50,000	MGM Mirage, 6.75%, 4/1/2013					51,688
100,000	MGM Mirage, 5.875%, 2/27/14					102,625
50,000	MGM Mirage, 6.875%, 4/1/16					50,875
						278,969
	MACHINERY - DIVERSIFIED - 0.7%
95,000	Case New Holland, Inc., 7.75%, 9/1/13					100,225

	MEDIA - 3.3%
50,000	DISH DBS Corp., 7.00%, 10/1/13					52,812
50,000	DISH DBS Corp., 5.875%, 7/15/22 (a)					50,312
50,000	Mediacom BroadBd LLC, 6.375%, 4/1/23 (a)					49,750
20,000	Nexstar Broadcasting, Inc., 8.875%, 4/15/17					21,500
25,000	Time Warner Cable, Inc., 4/50%, 9/15/42					24,847
125,000	Univision Communications, Inc., 6.75%, 9/15/22 (a)					125,469
75,000	WideOpenWest Finance LLC, 10.25%, 7/15/19 (a)					78,094
50,000	WideOpenWest Finance LLC, 13.375%, 10/15/19 (a)					50,125
						452,909

See accompanying notes to financial statements.
SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Continued)
August 31, 2012

Principal						Value
	METAL FABRICATION - 1.5%
$ 100,000	JMC Steel Group, 8.25%, 3/15/18 (a)					$ 102,250
25,000	Mueller Water Products, Inc. 8.75%, 9/1/20					27,719
100,000	WPE International Coorperatief USA, 10.375%, 9/30/20 (a)					83,500
						213,469
	OIL & GAS - 1.1%
50,000	Newfield Exploration Co., 7.125%, 5/15/18					53,063
87,000	SandRidge Energy, Inc., 7.50%, 3/15/21 (a)					87,000
5,000	SandRidge Energy, Inc., 7.50%, 2/15/23 (a)					5,025
						145,088
	REAL ESTATE - 0.4%
25,000	CBRE Services, Inc., 11.625%, 6/15/17					28,188
25,000	Crescent Resources LLC, 10.25%, 8/15/17 (a)					25,375
						53,563
	RETAIL - 2.3%
50,000	GRD Holdings III Corp., 10.75%, 6/1/19 (a)					49,437
70,000	Limited, Inc. 5.25%, 11/1/14					74,637
60,000	Limited, Inc. 5.625%, 2/15/22					63,300
25,000	QVC, Inc., 7.50%, 10/1/19 (a)					27,469
100,000	Wok Acquisition Corp., 10.25%, 6/30/20 (a)					104,750
						319,593
	TELECOMMUNICATIONS - 1.3%
80,000	Frontier Communications Corp., 6.25%, 1/15/13					81,400
45,000	level 3 Financing, Inc., 9.375%, 4/1/19					49,387
50,000	Wind Acquisition Finance SA, 11.75%, 7/15/17 (a)					45,125
						175,912
	TRUCKING AND LEASING - 0.4%
50,000	TRAC Intermodal LLC, 11.00%, 8/15/19 (a)					49,187

	TOTAL CORPORATE BONDS AND NOTES (Cost - $4,513,673)					4,480,476

	U.S. GOVERNMENT - 36.5%
	U.S. TREASURY INFLATION PROTECTION SECURITIES - 36.5%
300,000	1.125%, 1/15/21 *					367,939
1,500,000	0.125%, 4/15/16 *					1,646,859
1,600,000	1.25%, 4/15/14 *					1,802,411
750,000	2.125%, 2/15/41 *					1,164,478
	TOTAL U.S. GOVERNMENT (Cost - $4,762,691					4,981,687
Shares
	SHORT-TERM INVESTMENTS - 19.7%
2,695,894	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $2,695,894)					2,695,894

	TOTAL INVESTMENTS - 93.5% (Cost - $12,599,585)(b)					$ 12,770,684
	OTHER ASSETS AND LIABILITIES - 6.5%					881,493
	TOTAL NET ASSETS - 100.0%					$ 13,652,177

	* Non-income producing securities.
	ADR - American Depositary Receipt
	+ All or a portion of this investment is a holding of the James Alpha Cayman Commodity Fund I Ltd.

	(a) Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt
	from registration to qualified institutional buyers. At August 31, 2012 these securities amounted to $2,223,386 or 16.3% of net assets.
	(b) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $12,599,773
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

			Unrealized appreciation:			$ 271,935
			Unrealized depreciation:			(101,024)
		Net unrealized appreciation:				$ 170,911
See accompanying notes to financial statements.
SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Continued)
August 31, 2012

Long (Short)
Contracts						UnrealizedGain / (Loss)
	OPEN LONG FUTURES CONTRACTS
5	Corn maturing September 2012 +
	(Underlying Face Amount at Value $109,125)					$ 63
2	Mexican Peso maturing September 2012
	(Underlying Face Amount at Value $71,000)					4,750
2	Platinum Future maturing October 2012 +
	(Underlying Face Amount at Value $143,320)					10,410
9	US 10 Year Note maturing December 2012
	(Underlying Face Amount at Value $1,184,953)					18,516
	Net Unrealized Gain from Open Long Futures Contracts					$ 33,739

	OPEN SHORT FUTURES CONTRACTS
(7)	British Pound Future maturing December 2012
	(Underlying Face Amount at Value $690,506)					(4,156)
(2)	Copper Future maturing December 2012 +
	(Underlying Face Amount at Value $166,250)					(6,600)
(3)	Cotton maturing December 2012 +
	(Underlying Face Amount at Value $199,875)					(6,765)
(10)	Euro Fx maturing September 2012
	(Underlying Face Amount at Value $1,549,413)					(23,337)
(5)	Euro Fx maturing December 2012
	(Underlying Face Amount at Value $782,225)					(5,025)
(3)	Gold Future maturing December 2012 +
	(Underlying Face Amount at Value $499,710)					(6,570)
(3)	Japanese Yen maturing September 2012
	(Underlying Face Amount at Value $472,250)					(6,513)
(1)	LME Aluminum maturing September 2012 +
	(Underlying Face Amount at Value $49,663)					2,394
(6)	Russell Mini Future maturing September 2012
	(Underlying Face Amount at Value $484,620)					(2,040)
(11)	S&P 500 E MINI maturing September 2012
	(Underlying Face Amount at Value $769,163)					(3,588)
(16)	US 5YR NOTE (CBT), maturing December 2012
	(Underlying Face Amount at Value $1,985,375)					(9,251)
(6)	US Ultra Bond maturing December 2012
	(Underlying Face Amount at Value $998,813)					(15,188)
	Net Unrealized Loss from Open Short Futures Contracts					$ (86,639)

	Net Unrealized Loss from Open Futures Contracts					$ (52,900)

	OPEN TOTAL RETURN SWAPS CONTRACTS
Notional Amount	Reference Entity	Counterparty	Expiration Date	Pay/Receive Fixed Rate	Fixed Rate	Unrealized Gain/ (Loss)
$ 250,000	J.P. Morgan Mozaic 3 Index	J.P. Morgan Chase	9/5/2012	Pay	0.70%	$ 5,144
750,000	J.P. Morgan Volemont Index	J.P. Morgan Chase	9/12/2012	Pay	0.00%	630
250,000	Dow Jones UBS Commodity Index +	J.P. Morgan Chase	9/20/2012	Pay	0.15%	-
	Total Unrealized Gain from Open Total Return Swaps					$ 5,774

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO
August 31, 2012

Shares			Value
	COMMON STOCK - 99.2%
	ASIA PACIFIC - 23.4%
	AUSTRALIA - 3.3%
35,000	Westfield Group		$ 358,504
160,000	Westfield Retail Trust		477,937
			836,441
	HONG KONG - 9.3%
2,250,000	Champion REIT		992,097
100,000	Hongkong Land Holdings, Ltd.		610,000
84,000	Link REIT. (The)		374,715
30,000	Sun Hung Kai Properties, Ltd.		389,103
			2,365,915
	JAPAN - 6.8%
58	Kenedix Realty Investment Corp.		190,370
43,000	Mitsubishi Estate Co., Ltd.		754,010
37,000	Mitsui Fudosan Co., Ltd.		686,603
10	Nippon Building Fund, Inc.		101,149
			1,732,132
	SINGAPORE - 4.0%
205,000	CapitaCommercial Trust		233,347
100,000	Global Logistic Properties, Ltd.		189,980
400,000	Mapletree Logistics Trust		355,912
200,000	Suntec Real Estate Investment Trust		231,663
			1,010,902

	TOTAL ASIA PACIFIC (Cost $6,203,608)		5,945,390

	EUROPE - 11.6%
	FRANCE - 3.1%
1,200	Fonciere Des Regions		84,574
1,000	ICADE		76,278
6,641	Klepierre		214,851
20,000	Mercialys SA		411,903
			787,606
	GERMANY - 3.1%
50,000	Alstria Office REIT - AG		549,835
54,000	Prime Office REIT - AG		233,934
			783,769
	NETHERLANDS - 2.0%
10,000	Wereldhave NV		514,785

	SWEDEN - 1.6%
30,000	Castellum AB		401,314

	SWITZERLAND - 0.4%
1,000	PSP Swiss Property AG		93,186

	UNITED KINGDOM - 1.4%
8,000	British Land Co. PLC		68,547
32,726	Great Portland Estates PLC		228,588
10,000	Hammerson PLC		72,581
			369,716

	TOTAL EUROPE (Cost $3,199,840)		2,950,376
See accompanying notes to financial statements.
SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Continued)
August 31, 2012

Shares			Value
	NORTH AMERICA - 64.2%
	BERMUDA - 5.0%
37,500	Brookfield Infrastructure Partners LP		$ 1,281,750

	CANADA - 3.5%
31,200	RioCan Real Estate Investment Trust		887,818

	UNITED STATES - 55.7%
18,100	Agree Realty Corp.		449,242
19,902	American Campus Communities, Inc.		927,831
12,800	American Tower Corp.		901,120
67,000	AmREIT, Inc.		971,500
11,000	Apartment Investment & Management Co.		291,280
105,000	Armour Residential REIT, Inc.		783,300
20,900	Choice Hotels International, Inc.		658,559
10,000	Coresite Realty Corp.		271,900
9,600	Digital Realty Trust, Inc.		715,296
30,800	Education Realty Trust, Inc.		356,048
51,000	Ellington Financial LLC		1,123,530
17,800	Equity Lifestyle Properties, Inc.		1,223,928
15,900	First Industrial Realty Trust, Inc. *		205,110
30,000	First Potomac Realty Trust		384,300
28,000	Forest City Enterprises, Inc. *		422,240
30,400	Gaylord Entertainment Co. *		1,232,416
22,000	Health Care REIT, Inc.		1,285,680
179,000	Hersha Hospitality Trust		891,420
7,900	Hospitality Properties Trust		190,153
9,500	Kilroy Realty Corp.		448,495
3,000	Public Storage		436,680
			14,170,028

	TOTAL NORTH AMERICA (Cost $16,429,609)		16,339,596

	TOTAL COMMON STOCK (Cost $25,833,057)		25,235,362

	SHORT-TERM INVESTMENTS - 2.5%
638,807	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $638,807)		638,807

	TOTAL INVESTMENTS - 101.7% (Cost - $26,471,864)		$ 25,874,169

	OTHER ASSETS AND LIABILITIES - (1.7) %		(439,067)

	TOTAL NET ASSETS - 100.0%		$ 25,435,102

	* Non-income producing securities.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, as of August 31, 2012, is $26,438,725
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 54,777
		Unrealized depreciation:	(619,333)
		Net unrealized depreciation:	$ (564,556)

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2012

	Large Capitalization	Large Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on
loaned securities) (Note 5)	$ 16,672,085	$ 20,653,065	$ 11,627,643	$ 8,882,995	$ 6,574,320
Investments, at value (including collateral on
loaned securities) (Note 5)	$ 18,349,243	$ 21,761,061	$ 12,823,263	$ 10,756,932	$ 6,200,880
Receivable for securities sold	331,496	-	366,617	-	2,667
Receivable for fund shares sold	1,529	1,129	993	934	2,352
Interest and dividends receivable	18,052	27,279	58,844	6,674	27,863
Prepaid expenses and other assets	19,469	26,701	30,968	29,581	32,345
Total Assets	18,719,789	21,816,170	13,280,685	10,794,121	6,266,107

Liabilities:
Securities lending collateral	-	504,320	163,519	226,080	-
Payable for securities purchased	16,896	-	246,348	-	15,590
Payable for fund shares redeemed	18,922	24,152	4,921	18,558	5,304
Payable to manager	10,155	11,647	8,137	5,852	4,015
Administration fees payable	5,832	14,894	5,313	4,246	-
Custody fees payable	3,225	3,515	16,398	3,218	1,261
Compliance officer fees payable	1,711	1,831	1,047	1,304	541
Payable for distribution (12b-1) fees	-	3,314	1,045	291	208
Accrued expenses and other liabilities	21,510	31,397	13,306	11,694	2,383
Total Liabilities	78,251	595,070	460,034	271,243	29,302

Net Assets	$ 18,641,538	$ 21,221,100	$ 12,820,651	$ 10,522,878	$ 6,236,805

Net Assets:
Par value of shares of beneficial interest	$ 13,903	$ 11,695	$ 12,452	$ 12,821	$ 6,852
Paid in capital	29,420,994	24,254,259	12,005,289	8,691,757	9,559,522
Undistributed net investment income (loss)	31,580	-	(5,988)	(42,862)	55,747
Accumulated net realized gain
(loss) on investments	(12,502,097)	(4,152,850)	(386,722)	(12,775)	(3,011,751)
Net unrealized appreciation
(depreciation) on investments	1,677,158	1,107,996	1,195,620	1,873,937	(373,565)
Net Assets	$ 18,641,538	$ 21,221,100	$ 12,820,651	$ 10,522,878	$ 6,236,805

Net Asset Value Per Share
Class I
Net Assets	$ 17,836,695	$ 19,762,446	$ 9,745,279	$ 10,150,520	$ 6,078,572
Shares of beneficial interest outstanding	1,322,777	1,078,267	932,248	1,222,877	666,393
Net asset value/offering price (a)	$ 13.48	$ 18.33	$ 10.45	$ 8.30	$ 9.12

Class A
Net Assets	$ 38,386	$ 186,112	$ 2,663,865	$ 9,262	$ 7,944
Shares of beneficial interest outstanding	2,902	10,433	268,061	1,147	871
Net asset value (a)	$ 13.23	$ 17.84	$ 9.94	$ 8.07	$ 9.13
Offering price per share	$ 14.04	$ 18.93	$ 10.54	$ 8.56	$ 9.69
(maximum sales charge of 5.75%)

Class B
Net Assets	$ 13,342	$ 13,224	$ 16,473	$ 5,637	$ 3,829
Shares of beneficial interest outstanding	1,124	842	1,792	908	453
Net asset value/offering price (b)	$ 11.87	$ 15.71	$ 9.19	$ 6.21	$ 8.45

Class C
Net Assets	$ 753,115	$ 1,259,318	$ 395,034	$ 357,459	$ 146,460
Shares of beneficial interest outstanding	63,480	79,937	43,101	57,166	17,483
Net asset value/offering price (b)	$ 11.86	$ 15.75	$ 9.17	$ 6.25	$ 8.38

(a) Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.
(b) Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government
Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2012

	Health &	Technology &	Energy & Basic	Financial	Investment Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on
loaned securities) (Note 5)	$ 13,829,415	$ 51,787,451	$ 3,907,061	$ 1,273,351	$ 9,604,048
Investments, at value (including collateral on
loaned securities) (Note 5)	$ 16,467,614	$ 59,194,778	$ 4,331,555	$ 1,449,433	$ 10,193,081
Receivable for securities sold	60,819	18,687	-	-	-
Receivable for fund shares sold	139	25,358	891	836	765
Receivable from manager	-	-	-	3,061	-
Interest and dividends receivable	55,974	106,957	14,176	2,829	102,017
Prepaid expenses and other assets	34,244	86,099	30,476	33,104	24,910
Total Assets	16,618,790	59,431,879	4,377,098	1,489,263	10,320,773

Liabilities:
Securities lending collateral	-	-	-	-	539,469
Payable for securities purchased	-	304,845	-	-
Payable for fund shares redeemed	9,237	26,497	1,062	843	15,085
Payable to manager	17,638	62,818	4,680	-	4,547
Administration fees payable	4,920	20,518	1,123	381	4,421
Custody fees payable	260	28,541	2,578	96	1,222
Compliance officer fees payable	305	6,019	639	9	1,176
Payable for distribution (12b-1) fees	-	16,712	526	35	-
Dividends payable	-	-	-	-	379
Accrued expenses and other liabilities	5,430	84,461	6,728	-	13,486
Total Liabilities	37,790	550,411	17,336	1,364	579,785

Net Assets	$ 16,581,000	$ 58,881,468	$ 4,359,762	$ 1,487,899	$ 9,740,988

Net Assets:
Par value of shares of beneficial interest	$ 8,162	$ 42,022	$ 3,285	$ 2,431	$ 9,531
Paid in capital	14,337,865	52,086,414	5,422,141	2,722,920	9,006,507
Undistributed net investment income (loss)	(16,318)	(511,641)	(37,342)	(9,905)	1,133
Accumulated net realized gain
(loss) on investments	(386,426)	(142,654)	(1,452,852)	(1,403,663)	134,784
Net unrealized appreciation
(depreciation) on investments	2,637,717	7,407,327	424,530	176,116	589,033
Net Assets	$ 16,581,000	$ 58,881,468	$ 4,359,762	$ 1,487,899	$ 9,740,988

Net Asset Value Per Share
Class I
Net Assets	$ 8,929,314	$ 28,525,388	$ 2,958,344	$ 1,300,576	$ 9,235,372
Shares of beneficial interest outstanding	428,160	1,972,288	215,852	210,923	903,681
Net asset value/offering price (a)	$ 20.86	$ 14.46	$ 13.71	$ 6.17	$ 10.22

Class A
Net Assets	$ 5,756,886	$ 24,172,549	$ 1,140,802	$ 161,116	$ 64,564
Shares of beneficial interest outstanding	286,158	1,740,927	88,848	27,299	6,311
Net asset value (a)	$ 20.12	$ 13.88	$ 12.84	$ 5.90	$ 10.23
Offering price per share	$ 21.35	$ 14.73	$ 13.62	$ 6.26	$ 10.85
(maximum sales charge of 5.75%)

Class B
Net Assets	$ 122,136	$ 64,074	$ 27,242	$ 596	$ 5,486
Shares of beneficial interest outstanding	6,591	5,133	2,472	110	536
Net asset value/offering price (b)	$ 18.53	$ 12.48	$ 11.02	$ 5.40	$ 10.23

Class C
Net Assets	$ 1,772,664	$ 6,119,457	$ 233,374	$ 25,611	$ 435,566
Shares of beneficial interest outstanding	95,294	483,875	21,332	4,752	42,552
Net asset value/offering price (b)	$ 18.60	$ 12.65	$ 10.94	$ 5.39	$ 10.24

(a) Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.
(b) Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government
Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2012

	Municipal	U.S. Government	James Alpha Global Enhanced	James Alpha Global Real Estate
	Bond	Money Market	Real Return	Investments
	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on
loaned securities) (Note 5)	$ 3,722,925	$ 12,010,985	$ 12,599,585	$ 26,471,864
Investments, at value (including collateral on
loaned securities) (Note 5)	$ 3,919,575	$ 12,010,985	$ 12,770,684	$ 25,874,169
Cash	21	329	533,822	500
Foreign currency, at value (cost $ -, -, -, 6,276)	-	-	-	6,291
Deposit with broker	-	-	354,973	-
Unrealized appreciation on futures	-	-	33,739	-
Unrealized appreciation on swaps	-	-	5,774	-
Receivable for securities sold	-	-	728,499	324,107
Receivable for fund shares sold	5,303	73,108	20,015	113,473
Interest and dividends receivable	39,297	3,045	89,686	59,742
Receivable from manager	2,164	11,057	8,202	-
Prepaid expenses and other assets	25,752	39,264	22,867	62,846
Total Assets	3,992,112	12,137,788	14,568,261	26,441,128

Liabilities:
Payable for securities purchased	92,021	-	776,951	956,951
Payable for fund shares redeemed	10,513	105,498	36,764	-
Payable to manager	-	-	-	22,543
Unrealized depreciation on futures	-	-	86,639	-
Supervisory fees payable	-	-	1,422	6,602
Custody fees payable	-	4,670	3,174	1,309
Compliance officer fees payable	368	1,112	55	114
Administration fees payable	1,158	11,334	4,471	8,842
Payable for distribution (12b-1) fees	563	-	1,881	-
Dividends payable	83	2	-	6,055
Accrued expenses and other liabilities	6,393	9,916	4,727	3,610
Total Liabilities	111,099	132,532	916,084	1,006,026

Net Assets	$ 3,881,013	$ 12,005,256	$ 13,652,177	$ 25,435,102

Net Assets:
Par value of shares of beneficial interest	$ 3,812	$ 120,226	$ 13,081	$ 10,123
Paid in capital	3,746,723	11,885,030	13,327,454	24,019,682
Undistributed net investment income (loss)	-	-	176,783	952,693
Accumulated net realized gain
(loss) on investments	(66,172)	-	7,422	1,050,785
Net unrealized appreciation
(depreciation) on investments	196,650	-	127,437	(598,181)
Net Assets	$ 3,881,013	$ 12,005,256	$ 13,652,177	$ 25,435,102

Net Asset Value Per Share
Class I
Net Assets	$ 3,384,374	$ 11,601,386	$ 6,540,851	$ 1,171,133
Shares of beneficial interest outstanding	332,445	11,619,210	626,067	53,604
Net asset value/offering price (a)	$ 10.18	$ 1.00	$ 10.45	$ 21.85

Class A
Net Assets	$ 314,920	$ 96,140	$ 6,530,074	$ 20,952,316
Shares of beneficial interest outstanding	30,922	96,145	626,075	958,679
Net asset value (a)	$ 10.18	$ 1.00	$ 10.43	$ 21.86
Offering price per share	$ 10.81	$ 1.06	$ 11.07	$ 23.19
(maximum sales charge of 5.75%)

Class B (c)
Net Assets	$ -	$ 5,888	$ -	$ -
Shares of beneficial interest outstanding	-	5,887	-	-
Net asset value/offering price (b)	$ -	$ 1.00	$ -	$ -

Class C (d)
Net Assets	$ 181,719	$ 301,842	$ 581,252	$ 3,311,133
Shares of beneficial interest outstanding	17,809	301,358	55,998	151,690
Net asset value/offering price (b)	$ 10.20	$ 1.00	$ 10.38	$ 21.83

(a) Redemption price per share.   Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b) Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government
Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.
(c) Municipal Bond Portfolio Class B shares liquidated on May 1, 2012.
(d) Class C commenced operations on January 5, 2012 for the James Alpha Global Enhanced Real Return Portfolio and the James Alpha
Global Real Estate Investments Portfolio.
See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended August 31, 2012

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income:
Interest income	$ 27	$ 8	$ 23	$ 30	$ 7
Dividend income	301,190	382,738	243,401	146,547	280,248
Securities lending income	160	11,882	516	242	-
Less: Foreign withholding taxes	(3,607)	(7,252)	-	(82)	(27,580)
Total Investment Income	297,770	387,376	243,940	146,737	252,675

Operating Expenses:
Management fees	116,000	142,510	94,822	70,179	48,628
Distribution (12b-1) fees:
Class A Shares	278	677	10,694	91	78
Class B Shares	288	288	267	132	123
Class C Shares	7,285	12,822	3,850	4,628	2,405
Administration fees	72,862	96,186	55,147	47,288	47,274
Registration fees	25,538	25,344	20,130	22,658	20,670
Professional fees	24,160	29,671	16,740	14,782	9,074
Custodian fees	10,028	16,034	35,077	10,031	36,036
Trustees' fees	5,675	7,311	4,282	3,782	2,304
Compliance officer fees	6,608	7,357	4,582	4,047	1,465
Printing and postage expense	11,579	14,776	8,378	7,412	6,117
Insurance expense	305	1,203	341	221	492
Non 12b-1 shareholder servicing	1,706	2,017	2,513	1,104	904
Miscellaneous expenses	4,545	4,015	4,290	4,086	1,673
Total Operating Expenses	286,857	360,211	261,113	190,441	177,243
Less: Expenses waived and/or reimbursed	-	-	-	-	-
Less: Expenses reduced by commission
recapture agreement	(20,667)	(198)	(655)	-	(742)
Net Operating Expenses	266,190	360,013	260,458	190,441	176,501

Net Investment Income (Loss)	31,580	27,363	(16,518)	(43,704)	76,174

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign
currency transactions	225,022	278,530	950,812	452,603	(658,270)
Net realized gain (loss)	225,022	278,530	950,812	452,603	(658,270)

Net change in unrealized appreciation
(depreciation) from Investments
and Foreign currency transactions	1,778,050	2,646,159	143,655	674,939	(2,641)
Net Realized and Unrealized
Gain (Loss) on Investments	2,003,072	2,924,689	1,094,467	1,127,542	(660,911)

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$ 2,034,652	$ 2,952,052	$ 1,077,949	$ 1,083,838	$ (584,737)

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended August 31, 2012

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income:
Interest income	$ 18	$ 86	$ 8	$ 2	$ 334,495
Dividend income	358,748	669,592	114,508	34,184	-
Securities lending income	1,562	6	-	-	174
Less: Foreign withholding taxes	(17,303)	-	(7,232)	-	-
Total Investment Income	343,025	669,684	107,284	34,186	334,669

Operating Expenses:
Management fees	208,272	758,197	60,850	18,198	55,652
Distribution (12b-1) fees:
Class A Shares	22,448	99,014	5,607	703	361
Class B Shares	1,330	884	366	28	104
Class C Shares	17,760	58,467	2,257	286	4,865
Administration fees	69,870	250,844	22,985	8,311	47,297
Registration fees	25,372	28,440	20,165	15,154	20,164
Printing and postage expense	11,165	41,588	5,634	2,565	4,949
Professional fees	23,245	84,214	7,213	1,898	13,321
Custodian fees	13,490	57,597	12,031	8,528	6,018
Non 12b-1 shareholder servicing	7,944	47,527	1,761	853	352
Compliance officer fees	6,093	22,731	1,982	533	2,731
Trustees' fees	5,695	21,289	1,853	498	3,583
Insurance expense	270	2,310	123	28	70
Miscellaneous expenses	6,583	17,904	3,439	2,298	3,579
Total Operating Expenses	419,537	1,491,006	146,266	59,881	163,046
Less: Expenses waived and/or reimbursed	-	-	-	(15,233)	-
Less: Expenses reduced by commission
recapture agreement	(1,655)	(10,986)	(663)	(172)	-
Net Operating Expenses	417,882	1,480,020	145,603	44,476	163,046

Net Investment Income (Loss)	(74,857)	(810,336)	(38,319)	(10,290)	171,623

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign
currency transactions	1,403,916	701,743	407,426	(87,210)	136,210
Options	-	9,654	-	-	-
Net realized gain (loss)	1,403,916	711,397	407,426	(87,210)	136,210

Net change in unrealized appreciation
(depreciation) from Investments
and Foreign currency transactions	272,078	8,565,293	(700,244)	222,629	(3,251)
Net Realized and Unrealized
Gain (Loss) on Investments	1,675,994	9,276,690	(292,818)	135,419	132,959

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$ 1,601,137	$ 8,466,354	$ (331,137)	$ 125,129	$ 304,582

See accompanying notes to financial statements.

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Year Ended August 31, 2012

		U.S.	James Alpha	James Alpha
	Municipal	Government	Global Enhanced	Global Real Estate
	Bond	Money Market	Real Return	Investments
	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income:
Interest income	$ 106,272	$ 18,556	$ 223,798	$ 57
Dividend income	-	-	17,387	989,793
Less: Foreign withholding taxes	-	-	(249)	(26,110)
Total Investment Income	106,272	18,556	240,936	963,740

Operating Expenses:
Management fees	21,660	69,426	113,758	188,782
Supervisory Fees	-	-	15,044	21,423
Distribution (12b-1) fees:
Class A Shares	1,230	473	10,043	37,350
Class B Shares	16	99	-	-
Class C Shares	2,533	2,633	1,509	5,789
Administration fees	22,766	31,592	48,201	67,377
Registration fees	20,026	19,191	19,998	20,078
Professional fees	5,632	9,500	20,020	16,039
Custodian fees	3,007	12,037	18,243	20,590
Compliance officer fees	1,537	6,776	3,611	6,833
Trustees' fees	1,436	3,035	2,909	4,759
Insurance expense	75	461	294	2,184
Non 12b-1 shareholder servicing	51	704	700	-
Fund Accounting fees	-	-	-	-
Transfer Agency fees	-	-	-	-
Printing and postage expense	2,807	-	5,696	10,395
Miscellaneous expenses	2,515	5,510	3,050	6,094
Total Operating Expenses	85,291	161,437	263,076	407,805
Less: Expenses waived and/or reimbursed	(8,233)	(144,336)	(121,960)	(3,610)
Less: Expenses reduced by commission
recapture agreement	-	-	-	-
Expenses Recaptured	-	-	-	25,714
Net Operating Expenses	77,058	17,101	141,116	429,797

Net Investment Income (Loss)	29,214	1,455	99,820	533,943

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign
currency transactions	(96)	-	152,249	2,396,273
Options	-	-	(50,676)	-
Futures	-	-	(144,878)	-
Swaps	-	-	74,764	-
Net realized gain (loss)	(96)	-	31,459	2,396,273

Net change in unrealized appreciation
(depreciation) from:
Investments and Foreign
currency transactions	98,062	-	151,192	470,738
Futures Transactions	-	-	(28,509)	-
Swap Transactions	-	-	5,774	-
Net change in unrealized appreciation
(depreciation) from:	98,062	-	128,457	470,738
Net Realized and Unrealized
Gain (Loss) on Investments	97,966	-	159,916	2,867,011

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$ 127,180	$ 1,455	$ 259,736	$ 3,400,954

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Capitalization
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2012	August 31, 2011	August 31, 2012	August 31, 2011	August 31, 2012	August 31, 2011
Operations:
Net investment income (loss)	$ 31,580	$ (88,226)	$ 27,363	$ (221,585)	$ (16,518)	$ (96,722)
Net realized gain (loss) on investments	225,022	2,504,497	278,530	10,563,118	950,812	1,707,048
Net change in unrealized appreciation
(depreciation) on investments	1,778,050	284,900	2,646,159	(3,978,669)	143,655	635,458
Net increase (decrease) in net assets
resulting from operations	2,034,652	2,701,171	2,952,052	6,362,834	1,077,949	2,245,784

Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	(2,551,383)	-	-	-
Class A	-	-	(23,330)	-	-	-
Class B	-	-	(4,917)	-	-	-
Class C	-	-	(175,661)	-	-	-
Net Investment Income:
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total Dividends and Distributions
to Shareholders	-	-	(2,755,291)	-	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	2,080,746	3,733,591	2,348,227	6,703,699	1,793,881	2,693,398
Class A	2,514	24,578	53,829	107,064	48,723	396,557
Class B	1,180	-	168	-	501	-
Class C	92,834	64,162	183,773	116,785	70,314	79,308
Reinvestment of dividends
and distributions
Class I	-	-	2,479,140	-	-	-
Class A	-	-	22,121	-	-	-
Class B	-	-	4,917	-	-	-
Class C	-	-	174,840	-	-	-
Redemption fee proceeds
Class I	-	-		206	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Cost of shares redeemed
Class I	(3,481,388)	(4,498,028)	(7,470,905)	(10,397,894)	(2,681,659)	(3,292,929)
Class A	(62,461)	-	(63,963)	(1,298,744)	(291,318)	(309,613)
Class B	(30,438)	(3,792)	(29,826)	(4,310)	(31,507)	(2,803)
Class C	(151,431)	(81,394)	(281,448)	(116,315)	(44,156)	(54,973)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(1,548,444)	(760,883)	(2,579,127)	(4,889,509)	(1,135,221)	(491,055)

Total Increase (Decrease) in Net Assets	486,208	1,940,288	(2,382,366)	1,473,325	(57,272)	1,754,729

Net Assets:
Beginning of year	18,155,330	16,215,042	23,603,466	22,130,141	12,877,923	11,123,194
End of year*	$ 18,641,538	$ 18,155,330	$ 21,221,100	$ 23,603,466	$ 12,820,651	$ 12,877,923
* Includes undistributed net investment
income (loss) at end of year	$ 31,580	$ -	$ -	$ -	$ (5,988)	$ -

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small Capitalization		International Equity		Health & Biotechnology
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2012	August 31, 2011	August 31, 2012	August 31, 2011	August 31, 2012	August 31, 2011
Operations:
Net investment income (loss)	$ (43,704)	$ (26,242)	$ 76,174	$ 87,242	$ (74,857)	$ (108,856)
Net realized gain (loss) on investments
and foreign currency transactions	452,603	801,310	(658,270)	339,087	1,403,916	673,900
Net change in unrealized appreciation
(depreciation) on investments	674,939	727,045	(2,641)	29,643	272,078	2,952,506
Net increase (decrease) in net assets
resulting from operations	1,083,838	1,502,113	(584,737)	455,972	1,601,137	3,517,550

Distributions to Shareholders:
Net Realized Gains:
Class I	(451,066)	-	-	-	-	-
Class A	(1,435)	-	-	-	-	-
Class B	(930)	-	-	-	-	-
Class C	(28,081)	-	-	-	-	-
Net Investment Income:
Class I	-	-	(94,580)	(72,684)	-	-
Class A	-	-	(303)	(156)	-	-
Class B	-	-	(43)	(48)	-	-
Class C	-	-	(939)	(357)	-	-
Total Dividends and Distributions
to Shareholders	(481,512)	-	(95,865)	(73,245)	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	1,242,594	1,518,218	901,698	1,179,483	2,349,473	823,986
Class A	891	13,335	1,497	7,473	470,352	346,201
Class B	381	-	419	-	-	-
Class C	37,781	58,157	26,419	18,971	31,527	117,008
Reinvestment of dividends
and distributions
Class I	426,351	-	91,581	71,019	-	-
Class A	1,435	-	303	155	-	-
Class B	929	-	43	48	-	-
Class C	25,365	-	814	315	-	-
Redemption fee proceeds
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	5	-	-	-	-
Cost of shares redeemed
Class I	(2,428,584)	(2,364,093)	(1,385,099)	(1,909,238)	(2,781,437)	(1,874,210)
Class A	(24,050)	-	(19,601)	(2,503)	(679,643)	(922,011)
Class B	(24,762)	(7,780)	(13,499)	(842)	(34,818)	(115,403)
Class C	(207,268)	(58,822)	(143,226)	(51,511)	(232,962)	(352,506)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(948,937)	(840,985)	(538,651)	(686,630)	(877,508)	(1,976,935)

Total Increase (Decrease) in Net Assets	(346,611)	661,128	(1,219,253)	(303,903)	723,629	1,540,615

Net Assets:
Beginning of year	10,869,489	10,208,361	7,456,058	7,759,961	15,857,371	14,316,756
End of year*	$ 10,522,878	$ 10,869,489	$ 6,236,805	$ 7,456,058	$ 16,581,000	$ 15,857,371
* Includes undistributed net investment
income (loss) at end of year	$ (42,862)	$ -	$ 55,747	$ 81,625	$ (16,318)	$ -

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2012	August 31, 2011	August 31, 2012	August 31, 2011	August 31, 2012	August 31, 2011
Operations:
Net investment income (loss)	$ (810,336)	$ (1,562,033)	$ (38,319)	$ (130,310)	$ (10,290)	$ (26,827)
Net realized gain (loss) on investments
and foreign currency transactions	711,397	5,428,017	407,426	721,505	(87,210)	(4,589)
Net change in unrealized appreciation
(depreciation) on investments	8,565,293	(3,917,706)	(700,244)	941,427	222,629	1,563
Net increase (decrease) in net assets
resulting from operations	8,466,354	(51,722)	(331,137)	1,532,622	125,129	(29,853)

Distributions to Shareholders:
Net Realized Gains:
Class I	(1,369,050)	-	-	-	-	-
Class A	(1,069,785)	-	-	-	-	-
Class B	(4,721)	-	-	-	-	-
Class C	(264,303)	-	-	-	-	-
Net Investment Income:
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total Dividends and Distributions
to Shareholders	(2,707,859)	-	-	-	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	4,619,294	63,560,577	359,979	921,743	188,516	473,524
Class A	5,137,308	38,002,434	41,582	342,759	929	159,781
Class B	-	-	-	-	-	-
Class C	1,504,042	9,427,833	50,259	54,792	6,220	4,153
Reinvestment of dividends
and distributions
Class I	1,293,956	-	-	-	-	-
Class A	973,091	-	-	-	-	-
Class B	3,644	-	-	-	-	-
Class C	248,969	-	-	-	-	-
Redemption fee proceeds
Class I	-	207	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Cost of shares redeemed
Class I	(13,393,923)	(38,580,368)	(808,223)	(1,347,266)	(282,224)	(397,310)
Class A	(15,132,748)	(20,339,178)	(602,697)	(944,877)	(70,925)	(132,595)
Class B	(73,407)	(184,005)	(16,499)	(21,003)	(3,566)	-
Class C	(2,085,956)	(3,984,318)	(55,143)	(36,640)	(13,323)	(2,709)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(16,905,730)	47,903,182	(1,030,742)	(1,030,492)	(174,373)	104,844

Total Increase (Decrease) in Net Assets	(11,147,235)	47,851,460	(1,361,879)	502,130	(49,244)	74,991

Net Assets:
Beginning of year	70,028,703	22,177,243	5,721,641	5,219,511	1,537,143	1,462,152
End of year*	$ 58,881,468	$ 70,028,703	$ 4,359,762	$ 5,721,641	$ 1,487,899	$ 1,537,143
* Includes undistributed net investment
income (loss) at end of year	$ (511,641)	$ -	$ (37,342)	$ 1,596	$ (9,905)	$ -

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2012	August 31, 2011	August 31, 2012	August 31, 2011	August 31, 2012	August 31, 2011
Operations:
Net investment income (loss)	$ 171,623	$ 289,009	$ 29,214	$ 47,292	$ 1,455	$ 1,811
Net realized gain (loss) on investments	136,210	175,612	(96)	(25,726)	-	-
Net change in unrealized appreciation
(depreciation) on investments	(3,251)	(306,356)	98,062	(22,229)	-	-
Net increase (decrease) in net assets
resulting from operations	304,582	158,265	127,180	(663)	1,455	2,328

Distributions to Shareholders:
Net Realized Gains:
Class I	(151,542)	(196,672)	-	-	-	-
Class A	(1,649)	(1,572)	-	-	-	-
Class B (a)	(192)	(260)	-	-	-	-
Class C	(7,404)	(9,339)	-	-	-	-
Net Investment Income:
Class I	(166,692)	(278,192)	(26,858)	(43,904)	(1,417)	(1,763)
Class A	(1,251)	(2,076)	(1,249)	(1,818)	(12)	(11)
Class B (a)	(86)	(239)	(3)	(11)	-	(1)
Class C	(3,670)	(8,530)	(1,104)	(1,559)	(26)	(36)
Total Dividends and Distributions
to Shareholders	(332,486)	(496,880)	(29,214)	(47,292)	(1,455)	(1,811)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	1,941,950	1,917,977	476,844	2,243,669	8,734,614	10,230,560
Class A	21,142	96,255	65,029	137,892	10,269	37,632
Class B (a)	2,196	-	-	-	4,880	-
Class C	141,920	97,486	16,208	10,017	398,353	310,779
Reinvestment of dividends
and distributions
Class I	293,477	459,566	26,680	42,432	1,406	1,752
Class A	2,498	3,194	540	60	9	8
Class B (a)	278	498	3	11	-	1
Class C	10,833	17,511	1,110	1,623	25	36
Cost of shares redeemed
Class I	(3,025,708)	(4,001,522)	(786,627)	(1,745,528)	(12,195,833)	(14,423,893)
Class A	(62,034)	(84,561)	(18,675)	(19,200)	(42,931)	(12,286)
Class B (a)	(11,208)	(1,167)	(2,419)	-	(11,407)	(26,322)
Class C	(274,336)	(101,004)	(192,141)	(22,446)	(419,976)	(358,754)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(958,992)	(1,595,767)	(413,448)	648,530	(3,520,591)	(4,240,487)

Total Increase (Decrease) in Net Assets	(986,896)	(1,934,382)	(315,482)	600,575	(3,520,591)	(4,240,487)

Net Assets:
Beginning of year	10,727,884	12,662,266	4,196,495	3,595,920	15,525,847	19,766,334
End of year*	$ 9,740,988	$ 10,727,884	$ 3,881,013	$ 4,196,495	$ 12,005,256	$ 15,525,847
* Includes undistributed net investment
income (loss) at end of year	$ 1,133	$ -	$ -	$ -	$ -	$ -

(a) Municipal Bond Portfolio Class B shares liquidated on May 1, 2012.

See accompanying notes to financial statements.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha Global Enhanced		James Alpha Real Estate
	Real Return Portfolio		Investments Portfolio

	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	August 31, 2012	August 31, 2011 (a)	August 31, 2012	August 31, 2011	December 31, 2010
Operations:
Net investment income (loss)	$ 99,820	$ 28,005	$ 533,943	$ 111,931	$ 53,938
Net realized gain (loss) on investments	31,459	63,802	2,396,273	204,607	309,382
Net change in unrealized appreciation
(depreciation) on investments	128,457	(1,020)	470,738	(1,131,652)	58,301
Net increase (decrease) in net assets
resulting from operations	259,736	90,787	3,400,954	(815,114)	421,621

Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	(3,563)	-	-
Class A	-	-	(611,791)	(394,351)	(248,006)
Class C (b)	-	-	(22,330)	-	-
Net Investment Income:
Class I	(26,951)	-	(1,701)	-	-
Class A	(11,930)	-	(187,082)	-	(142,715)
Class C (b)	-	-	(8,820)	-	-
Total Dividends and Distributions
to Shareholders	(38,881)	-	(835,287)	(394,351)	(390,721)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	310,839	6,015,263	1,115,685	500	-
Class A	8,498,731	315,825	7,388,027	10,078,801	2,300,545
Class C (b)	579,507	-	3,149,704	-	-
Reinvestment of dividends
and distributions
Class I	26,951	-	5,264	-	-
Class A	9,992	-	659,354	332,970	241,145
Class C (b)	-	-	28,707	-	-
Redemption fee proceeds
Class I	-	-	43	-	1,442
Class A	-	-	1,870	-	-
Class C (b)	-	-	115	-	-
Cost of shares redeemed
Class I	(5,858)	-	(9,829)	-	-
Class A	(2,408,604)	-	(1,624,714)	(366,933)	(75,511)
Class C (b)	(2,111)	-	-	-	-
Net increase (decrease) in net assets
from share transactions of
beneficial interest	7,009,447	6,331,088	10,714,226	10,045,338	2,467,621

Total Increase (Decrease) in Net Assets	7,230,302	6,421,875	13,279,893	8,835,873	2,498,521

Net Assets:
Beginning of period	6,421,875	-	12,155,209	3,319,336	820,815
End of period*	$ 13,652,177	$ 6,421,875	$ 25,435,102	$ 12,155,209	$ 3,319,336
* Includes undistributed / distributions in excess of
net investment income (loss) at end of period	$ 176,783	$ 33,239	$ 952,693	$ (338,426)	$ -

(a) Fund commenced operations on February 1, 2011.
(b) Class C shares commenced operation on January 5, 2012

See accompanying notes to financial statements.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2012

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994 as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The Trust commenced investment operations on September 2, 1994.  The Trust consists of fourteen portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Capitalization Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the U.S. Government Money Market Portfolio, the James Alpha Global Enhanced Real Return Portfolio and the James Alpha Global Real Estate Investments Portfolio (collectively, the “Portfolios”).  Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. The James Alpha Global Enhanced Real Return Portfolio is managed by Armored Wolf, LLC (“Armored Wolf”), the James Alpha Global Real Estate Investments Portfolio is managed by Ascent Investment Advisors, LLC (“Ascent”) and both are supervised by the Manager. With the exception of the James Alpha Global Enhanced Real Return Portfolio and the James Alpha Global Real Estate Investments Portfolio, each of the Portfolios is provided with the discretionary advisory services of an investment adviser or advisers identified, retained, supervised and compensated by the Manager.  The following serve as advisers (the “Advisers”) to their respective Portfolio(s): DePrince, Race & Zollo, Inc. serves as Adviser to International Equity; Loomis, Sayles & Co., L.P. serves as Adviser to Energy & Basic Materials, Financial Services and Large Capitalization Growth; Vaughan Nelson Investment Management, L.P. serves as Adviser to Mid Capitalization; Fox Asset Management, LLC serves as Adviser to Small Capitalization, Municipal Bond and Investment Quality Bond; Oak Associates, Ltd. serves as Adviser to Health & Biotechnology; Loomis, Sayles & Co., L.P. and Oak Associates, Ltd. serve as Advisers to Technology & Communications; M.D. Sass Investors Services, Inc. serves as Adviser to Large Capitalization Value; CLS Investments, LLC serves as Adviser to U.S. Government Money Market. Armored Wolf, LLC serves as Adviser to James Alpha Global Enhanced Real Return and Ascent Investment Advisors, LLC serves as Adviser to James Alpha Global Real Estate Investments. Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.   Northern Lights Distributors, LLC (the “Distributor”) is the Trust’s Distributor, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.

    The Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio and the Financial Services Portfolio are non-diversified portfolios.   The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Capitalization Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio, the U.S. Government Money Market Portfolio, the James Alpha Global Enhanced Real Return Portfolio and the James Alpha Global Real Estate Investments Portfolio are diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Capitalization	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market James Alpha Global Enhanced Real Return

Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital

Attractive long-term risk-adjusted returns relative to traditional financial market indices

James Alpha Global Real Estate	Total return consisting of current income and capital appreciation

     Currently, each Portfolio offers Class A, Class B, Class C and Class I shares with the exception of  the Municipal Bond Portfolio, the James Alpha Global Enhanced Real Return Portfolio and the James Alpha Global Real Estate Investments Portfolio which offers Class A, Class C and Class I shares (the Trust has suspended sales of Class B shares with certain exceptions).   Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.  In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolios, excluding the U.S. Government Money Market Portfolio, charge a 2% fee on the value of shares that are redeemed within 30 days of purchase.   Such fees are paid directly to the Portfolio from which the redemption is made.   Please see the Trust’s prospectus for additional details.

     The following is a summary of significant accounting policies consistently followed by each Portfolio:

(a) Valuation of Investments

     Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price.  Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price.  NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP).   Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices.  Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value.  U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value.   Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date.   Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices.   Futures are valued based on their daily settlement value.  Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty based on the proprietary Index.  Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.   There is no single standard for determining the fair value of such securities.   Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security.   The ability of issuers of

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2012 (Continued)

debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region.   Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets.

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of August 31, 2012 for the Portfolio’s assets and liabilities measured at fair value:

Large Capitalization Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	18,019,143	-	-	18,019,143
Short-Term Investments	330,100	-	-	330,100
Collateral for Securities Loaned	-	-	-	-
Total	18,349,243	-	-	18,349,243

Large Capitalization Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	21,217,647	-	-	21,217,647
Short-Term Investments	39,094	-	-	39,094
Collateral for Securities Loaned	504,320	-	-	504,320
Total	21,761,061	-	-	21,761,061

Mid Capitalization

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	11,802,719	-	-	11,802,719
Exchange Traded Funds	-	-	-	-
Short-Term Investments	857,025	-	-	857,025
Collateral for Securities Loaned	163,519	-	-	163,519
Total	12,823,263	-	-	12,823,263

Small Capitalization

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	10,454,544	-	-	10,454,544
Short-Term Investments	76,308	-	-	76,308
Collateral for Securities Loaned	226,080			226,080
Total	10,756,932	-	-	10,756,932

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2012 (Continued)

International Equity

Assets	Level 1	Level 2	Level 3	Total
Common Stocks:
Agriculture	$ 92,872	$ 184,337	$ -	$ 277,209
Apparel	-		-	-
Auto Parts & Equipment	-	137,026	-	137,026
Banks	94,616	353,408	-	448,024
Beverages	-	72,535	-	72,535
Building Materials	43,925	61,460	-	105,385
Chemicals	-	408,140	-	408,140
Coal	-		-	-
Commercial Services	-	64,407	-	64,407
Computers	-	136,833	-	136,833
Distribution/Wholesale	-	166,091	-	166,091
Diversified Financial Servies	-	249,177	-	249,177
Electric	-	98,424	-	98,424
Electronics	-	70,869	-	70,869
Engineering & Construction	-	237,706	-	237,706
Entertainment	-	155,178	-	155,178
Food	-	144,410	-	144,410
Healthcare Products	-	52,998	-	52,998
Holding Companies - Diversified	-	45,770	-	45,770
Insurance	51,264	137,024	-	188,288
Investment Companies	-	230,743	-	230,743
Lodging	-	40,333	-	40,333
Machinery - Diversified	-	70,600	-	70,600
Mining	163,406	303,757	-	467,163
Office/Business Equipment	-	-	-	-
Oil & Gas	60,711	420,951	-	481,662
Oil & Gas Services	-	65,743	-	65,743
Pharmaceuticals	85,449	344,438	-	429,887
Private Equity	-	88,227	-	88,227
Real Estate	-	312,679	-	312,679
Retail	-	163,429	-	163,429
Semiconductors	-	69,443	-	69,443
Software	-	326,736	-	326,736
Telecommunications	80,687	-	-	80,687
Transportation	-	124,358	-	124,358
Water	-	66,331	-	66,331
Short-Term Investments	124,389	-	-	124,389
Total	$ 797,319	$ 5,403,561	$ -	$ 6,200,880

Health & Biotechnology

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	16,260,907	-	-	16,260,907
Short-Term Investments	206,707	-	-	206,707
	-	-	-	-
Total	16,467,614	-	-	16,467,614

Technology & Communications

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	56,944,608	-	-	56,944,608
Short-Term Investments	2,250,170	-	-	2,250,170
Total	59,194,778	-	-	59,194,778

Energy & Basic Materials

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	4,129,052	-	-	4,129,052
Warrants	6,687	-	-	6,687
Short-Term Investments	195,816	-	-	195,816
Total	4,331,555	-	-	4,331,555

Financial Services

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	1,418,859	-	-	1,418,859
Short-Term Investments	30,574	-	-	30,574
Total	1,449,433	-	-	1,449,433

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2012 (Continued)

Investment Quality Bond

Assets	Level 1	Level 2	Level 3	Total
U.S. Government and Agencies	-	4,171,036	-	4,171,036
Corporate Bonds and Notes	-	5,141,411	-	5,141,411
Short-Term Investments	341,165	-	-	341,165
Collateral for Securities Loaned	539,469	-	-	539,469
Total	880,634	9,312,447	-	10,193,081

Municipal Bond

Assets	Level 1	Level 2	Level 3	Total
Municipal Bonds	-	3,741,842	-	3,741,842
Short-Term Investments	177,733	-	-	177,733
Total	177,733	3,741,842	-	3,919,575

U.S. Government Money Market

Assets	Level 1	Level 2	Level 3	Total
U.S. Government Agencies	-	2,999,985	-	2,999,985
Money Market Funds	-	-	-	-
Repurchase Agreement	-	9,011,000	-	9,011,000
Total	-	12,010,985	-	12,010,985

James Alpha Global Enhanced Real Return

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	97,527	-	-	97,527
Exchange Traded Funds	515,100	-	-	515,100
Corporate Bonds and Notes	-	4,480,476	-	4,480,476
U.S. Government	4,981,687	-	-	4,981,687
	-	-	-	-
Short-Term Investments	2,695,894	-	-	2,695,894
Total	8,290,208	4,480,476	-	12,770,684
Derivatives:
Futures Contracts	33,739	-	-	33,739
Swaps	-	5,774	-	5,774
Total	33,739	5,774	-	39,513
Liabilities
Derivatives:
Futures Contracts	86,639	-	-	86,639

James Alpha Global Real Estate Investments

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	25,235,362	-	-	25,235,362
Short-Term Investments	638,807	-	-	638,807
Total	25,874,169	-	-	25,874,169

The Portfolios did not hold any Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented.

                  It is the Portfolios’ policy to recognize transfers into and out of Levels at the end of the reporting period.

* Refer to the Schedules of Investments for industry classifications.

Consolidation of Subsidiary – James Alpha Cayman Commodity Fund I Ltd. (JACC-SPC)

The Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the James Alpha Global Enhanced Real Return Portfolio includes the accounts of JACC-SPC, a wholly owned and controlled subsidiary.  JACC-SPC is a closed-end fund incorporated as an exempted company under the companies law of the Cayman Islands on February 2, 2011 and is a disregarded entity for tax purposes.  All inter-company accounts and transactions have been eliminated in consolidation.

The James Alpha Global Enhanced Real Return Portfolio may invest up to 25% of its total assets in the segregated portfolio company (“SPC”) which acts as an investment vehicle in order to effect certain investments consistent with the Portfolio’s investment objectives and policies.

A summary of the James Alpha Global Enhanced Real Return Portfolio’s investments in the SPC is as follows:

	Inception Date of SPC	SPC Net Assets at August 31, 2012	% of Fund Total Assets at August 31, 2012
James Alpha Cayman Commodity Fund I Ltd.	August 5, 2011	$ 792,741	5.47%

(b) Federal Income Tax

It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders.  Therefore, no federal income tax provision is required.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2012 (Continued)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Funds.  Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

Capital loss carry forwards, as of each Portfolio’s most recent tax year-ended August 31, 2012 (for the tax year ended December 31, 2011 for the James Alpha Global Real Estate Investments Portfolio), available to offset future capital gains, if any, are as follows:

				Non-Expiring	Non-Expiring
Portfolio	2017	2018	2019	Short-Term	Long-Term	Total
Large Capitalization Value Portfolio	$ 9,940,665	$ 2,343,762	$ -	$ -	$ -	$ 12,284,427
Large Capitalization Growth Portfolio	3,540,981	466,182	-	-	-	4,007,163
Mid Capitalization Portfolio	-	318,325	-	-	-	318,325
Small Capitalization Portfolio	-	-	-	-	-	-
International Equity Portfolio	405,567	1,863,505	-	31,066	57,566	2,357,704
Health & Biotechnology Portfolio	-	322,425	-	-	-	322,425
Technology & Communications Portfolio	-	-	-	-	-	-
Energy & Basic Materials Portfolio	384,802	1,049,270	-	-	-	1,434,072
Financial Services Portfolio	691,022	582,779	38,144	33,779	-	1,345,724
Investment Quality Bond Portfolio	-	-	-	-	-	-
Municipal Bond Portfolio	-	38,979	1,371	7,040	18,686	66,076
U.S. Government Money Market Portfolio	-	-	-	-	-	-
James Alpha Global Enhanced Real Return Portfolio	-	-	-	-	-	-
James Alpha Global Real Estate Investments Portfolio	-	-	-	-	-	-

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions taken on its 2010-2012 returns (which does not include the 2010 James Alpha Global Real Estate Portfolio) and expected to be taken in the Portfolios’ 2012 returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.  The Portfolios identify its major tax jurisdictions as U.S. Federal, New York State and foreign jurisdictions where the Portfolios make significant investments.  The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended August 31, 2012, the Portfolios did not incur any interest or penalties.

      (c) Security Transactions and Other Income

     Security transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

(d) Dividends and Distributions

     The following table summarizes each Portfolio’s intended dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Capitalization	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communications	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Daily – paid monthly	Annually
Municipal Bond	Daily – paid monthly	Annually
U.S. Government Money Market	Daily – paid monthly	Annually
James Alpha Global Enhanced Real Return	Annually	Annually Annually
James Alpha Global Real Estate Investments	Quarterly

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2012 (Continued)

     Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date.  The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book-tax” differences are either permanent or temporary in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

(e) Allocation of Expenses

     Expenses specifically attributable to a particular Portfolio are borne by that Portfolio.  Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

     (f) Repurchase Agreements

     In connection with transactions in repurchase agreements, it is the Trust’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

(g) Other

     The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.   Actual results could differ from those estimates.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

2.

MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     (a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio's average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Capitalization and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; and 0.475% for U.S. Government Money Market.  For James Alpha Global Enhanced Real Return and James Alpha Global Real Estate Investments management fees are payable to the Advisor monthly and are computed daily at the annual rate of 1.10% and 1.20% of the Portfolio’s average daily net assets respectively, and the Manager receives an annual supervision fee which is the greater of 0.10% of both Portfolios’ average daily net assets decreasing at various asset levels or a minimum of $15,000 per Portfolio annually paid out monthly.

     For the year ended August 31, 2012 the Manager waived $15,223 for Financial Services; $6,692 for Municipal Bond and $141,131 for U.S. Government Money Market; Armored Wolf waived $121,960 for James Alpha Global Enhanced Real Return.

       (b) Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

In addition, certain affiliates of GFS provide ancillary services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Portfolios.

Certain officers of GFS and NLCS are also officers of the Trust.

     (c) The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A, B and C shares of the Portfolios.  The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, Armored Wolf and Ascent, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares (0.25% of the average daily net assets of James Alpha Global Enhanced Real Return and James Alpha Global Real Estate Investments Class A shares) and 1.00% of the average daily net assets of the Portfolios Class B and Class C shares (except for the James Alpha Global Enhanced Real Return and James Alpha Global Real Estate Investments Portfolios which do not offer Class B shares).   A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager, Armored Wolf and Ascent or other entities for providing support services.  A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.    The aggregate of such service fee payments will not exceed 0.25% of average daily net assets. Ascent waived $3,610 for James Alpha Global Real Estate Investments Class C shares.  For the year ended August 31, 2012, the Distributor waived $3,205 in fees for the U.S. Government Money Market Portfolio, $1,541 in fees for the Municipal Bond Portfolio.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2012 (Continued)

    Class A shares are offered at net asset value plus a maximum sales load of 5.75%.   Class B shares are offered subject to a maximum contingent deferred sales charge (“CDSC”) of 5.00% and will automatically convert to Class I shares after eight years.   Class C shares are offered subject to a CDSC of 1.00% and, prior to January 1, 2003, had been subject to a maximum sales load of 1.00%.   Class I shares are offered at net asset value.

    For the year ended August 31, 2012, the Distributor, Northern Lights Distributors, LLC (“NLD”) received sales charges on sales of the Portfolios’ Class A shares.   In addition, CDSCs were paid to the Manager for Class C shares.   The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

Portfolio	Distributor Sales Charges	CDSC's
	Class A	Class C
Large Capitalization Value	$ -	$ 45
Large Capitalization Growth	359	30
Mid Capitalization	53	26
Small Capitalization	-	29
International Equity	-	19
Health & Biotechnology	1,539	83
Technology & Communications	12,376	8,017
Energy & Basic Materials	162	103
Financial Services	2	2
Investment Quality Bond	83	28
Municipal Bond	448	17
U.S. Government Money Market	-	526
James Alpha Global Enhanced Real Return	17,220	21
James Alpha Global Real Estate Investments	15,499	-

(d) The Trust and the Manager, the Trust and Armored Wolf on behalf of the James Alpha Global Enhanced Real Return Portfolio and the Trust and Ascent on behalf of the James Alpha Global Real Estate Investments Portfolio, have entered into an Excess Expense Agreement (the “Expense Agreement”).  In connection with the Expense Agreement, the Manager is currently voluntarily waiving, and Armored Wolf and Ascent are currently waiving, all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”).  The annual expense caps in effect at August 31, 2012 for each portfolio were:  3.00%, 3.60%, 3.60% and 2.60% for Class A, B, C and I shares respectively, of Large Capitalization Value, Large Capitalization Growth,  Mid Capitalization, and Small Capitalization; 3.30%, 3.90%, 3.90% and 2.90% for Class A, B, C and I shares, respectively, of International Equity; 2.30%, 2.90%, 2.90% and 1.90% for Class A, B, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 2.15%, 2.75%, 2.75% and 1.75% for Class A, B, C and I shares respectively, of U.S. Government Money Market; 3.40%, 4.00%, 4.00% and 3.00% for Class A, B, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 1.50%, 1.25% and 2.25% for Class A, I and C shares, respectively, of James Alpha Global Enhanced Real Return; 2.75%, 2.50% and 2.98% for Class A, I and C shares, respectively, of James Alpha Global Real Estate Investments. Under the terms of the Expense Agreement, expenses borne by the Manager, Armored Wolf or Ascent are subject to reimbursement for up to three years from the date the fee or expense was incurred.   No reimbursement will be made if it would result in the portfolio exceeding its Expense Cap.   The Expense Agreement with the Manager may be terminated by either party, without penalty, upon receipt of 60 days prior notice.  The Expense Agreement with Armored Wolf shall continue through December 31, 2013.  The Expense Agreement with Ascent shall continue for an initial term through December 31, 2014 for Class A and Class I shares and through December 31, 2013 for Class C shares.  The following table shows the available waived expenses and expiration date for each Portfolio subject to potential recovery. For the year ended August 31, 2012 Ascent Investment Advisors, LLC recaptured previously waived/reimbursed expenses in the amount of $25,714 from the James Alpha Global Real Estate Investments Portfolio.

Portfolio	12/31/2012	8/31/2013	12/31/2013	8/31/2014	8/31/2015
Financial Services	-	12,580	-	20,904	15,233
Municipal Bond	-	11,041	-	-	-
U.S. Government Money Market	-	297,465	-	144,906	134,836
James Alpha Global Enhanced Real Return	-	-	-	42,825	-
James Alpha Global Real Estate Investments	174,165	-	490,067	317,203	-

(e) The following Portfolios in the Trust had portfolio trades executed with a certain broker pursuant to a commission recapture agreement under which certain portfolio expenses could be paid by such broker or rebates could be given to each participating Portfolio.   For the year ended August 31, 2012, the amount received by the participating Portfolios under this arrangement was as follows: Large Capitalization Value, $20,667; Large Capitalization Growth, $198; Mid Capitalization, $655; International Equity, $742; Health & Biotechnology, $1,655; Technology & Communications, $10,986; Energy & Basic Materials, $663; and Financial Services, $172.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2012 (Continued)

3.

INVESTMENT TRANSACTIONS

     (a) For the year ended August 31, 2012, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$ 11,445,138	$ 13,271,730
Large Capitalization Growth	3,577,664	8,811,016
Mid Capitalization	7,574,891	9,162,362
Small Capitalization	3,981,295	4,940,215
International Equity	3,176,952	3,669,540
Health & Biotechnology	3,016,925	3,849,283
Technology & Communications	14,727,613	34,129,081
Energy & Basic Materials	2,183,047	3,391,258
Financial Services	465,630	643,544
Investment Quality Bond	3,120,272	4,169,791
Municipal Bond	529,883	487,789
James Alpha Global Enhanced Real Return	36,912,613	28,482,072
James Alpha Global Real Estate Investments	89,713,465	77,860,648

      (b) Certain Portfolios may enter into options contracts.  An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time.  Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.  Transactions in option contracts written by the Technology & Communications Portfolio during the year ended August 31, 2012 were as follows:

	Contracts	Premium
Outstanding at Beginning of Period	-	$ -
Options written	60	146,351
Options closed	(60)	(146,351)
Outstanding at End of Period	-	$ -

      Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily.  When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid.  When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option.  When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.  When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

      Certain Portfolios may write covered call options.  This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

      When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily.  When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received.  When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated.  When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

      The liability representing a Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

      The Portfolios may enter into options for hedging purposes.  The risk associated with purchasing options is limited to the premium originally paid.  The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

     (c) Certain Portfolios may enter into futures contracts.  The Portfolios are subject to equity price risk in the normal course of pursuing their investment objective.  To manage equity price risk, the Portfolios may enter into futures contracts.  Upon entering into a futures contract with a broker, the Portfolios are required to deposit in a segregated account a specified amount of cash or U.S. government securities.  Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account.  Periodically, the Portfolios receive from or pays to the broker a specified amount of cash based upon changes in the variation margin account.  When a contract is closed, the Portfolios recognize a realized gain or loss.  Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.  With futures contracts, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.  Futures contracts outstanding at period end are listed after the Portfolios’ portfolio of investments.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolios.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2012 (Continued)

As of August 31, 2012, the amount of unrealized appreciation (depreciation) and realized gain (loss) on futures contracts, options and swaps subject to equity price risk amounted to the following:

Portfolio	Statements of Assets and Liabilities Variation Margin and Unrealized Appreciation (Depreciation)	Statements of Operations Change in Unrealized	Statements of Operations Realized Gain (Loss)
James Alpha Global Enhanced Real Return
Futures	$(52,900)*	$(28,509)	$(144,878)
Options	-	-	(50,676)
Swaps	5,774	5,774	74,764
Technology & Communications
Options	-	-	9,654

*Includes cumulative appreciation/depreciation of futures contracts described previously.  Only current day’s Variation Margin is reported within the Statement of Assets and Liabilities.

Such figures can be found on the Statement of Assets & Liabilities and Statements of Operations.

Swap Agreements – Certain portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives.   The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), commodity or credit risk.   These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.   Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.   Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments.   The Portfolios amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations.   A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations.   The Portfolios segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction.   Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities.   The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2012 (Continued)

4.

AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

     Each Portfolio has unlimited shares of beneficial interest authorized at $.01 par value per share.  For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2012	August 31, 2011	August 31, 2012	August 31, 2011
Large Capitalization Value
Issued	165,188	288,154	216	1,880
Redeemed	(282,047)	(352,552)	(4,785)	-
Net Increase (Decrease) in Shares	(116,859)	(64,398)	(4,569)	1,880
Large Capitalization Growth
Issued	133,498	365,303	3,046	5,923
Redeemed	(424,171)	(556,105)	(3,669)	(73,523)
Reinvested from Dividends	153,223		1,401	-
Net Increase (Decrease) in Shares	(137,450)	(190,802)	778	(67,600)
Mid Capitalization
Issued	178,583	263,872	4,891	39,338
Redeemed	(276,886)	(328,043)	(30,174)	(33,261)
Net Increase (Decrease) in Shares	(98,303)	(64,171)	(25,283)	6,077
Small Capitalization
Issued	153,579	182,715	118	1,639
Redeemed	(302,290)	(287,511)	(2,985)	-
Reinvested from Dividends	54,243	-	187	-
Net Increase (Decrease) in Shares	(94,468)	(104,796)	(2,680)	1,639
International Equity
Issued	97,546	105,671	157	649
Redeemed	(151,091)	(172,125)	(2,024)	(217)
Reinvested from Dividends	10,466	6,358	35	14
Net Increase (Decrease) in Shares	(43,079)	(60,096)	(1,832)	446
Health & Biotechnology
Issued	120,256	44,354	24,810	18,635
Redeemed	(139,452)	(103,427)	(35,402)	(52,852)
Net Increase (Decrease) in Shares	(19,196)	(59,073)	(10,592)	(34,217)
Technology & Communications
Issued	332,847	4,339,610	384,742	2,731,371
Redeemed	(995,957)	(2,622,355)	(1,180,006)	(1,478,731)
Reinvested from Dividends	106,938	-	83,599	-
Net Increase (Decrease) in Shares	(556,172)	1,717,255	(711,665)	1,252,640
Energy & Basic Materials
Issued	25,638	57,435	3,252	22,295
Redeemed	(57,407)	(87,628)	(45,427)	(63,489)
Net Increase (Decrease) in Shares	(31,769)	(30,193)	(42,175)	(41,194)
Financial Services
Issued	32,055	73,005	181	25,162
Redeemed	(49,332)	(61,749)	(13,443)	(24,092)
Net Increase (Decrease) in Shares	(17,277)	11,256	(13,262)	1,070
Investment Quality Bond
Issued	191,600	186,956	2,095	9,377
Redeemed	(298,795)	(390,137)	(6,116)	(8,227)
Reinvested from Dividends	29,181	44,939	246	311
Net Increase (Decrease) in Shares	(78,014)	(158,242)	(3,775)	1,461
Municipal Bond
Issued	47,400	230,015	6,584	14,180
Redeemed	(78,441)	(180,679)	(1,853)	(1,980)
Reinvested from Dividends	2,649	4,345	51	6
Net Increase (Decrease) in Shares	(28,392)	53,681	4,782	12,206
U.S. Government Money Market
Issued	8,734,614	10,230,559	10,269	37,632
Redeemed	(12,195,832)	(14,423,893)	(42,931)	(12,286)
Reinvested from Dividends	1,406	1,753	9	8
Net Increase (Decrease) in Shares	(3,459,812)	(4,191,581)	(32,653)	25,354

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2012 (Continued)

	Class B Shares			Class C Shares
	Year Ended		Year Ended	Year Ended	Year Ended
	August 31, 2012		August 31, 2011	August 31, 2012	August 31, 2011
Large Capitalization Value
Issued	98		-	8,152	5,680
Redeemed	(2,617)		(348)	(13,109)	(7,187)
Net Increase (Decrease) in Shares	(2,519)		(348)	(4,957)	(1,507)
Large Capitalization Growth
Issued	11		-	12,065	7,373
Redeemed	(1,906)		(283)	(18,212)	(7,125)
Reinvested from Dividends	352		-	12,489	-
Net Increase (Decrease) in Shares	(1,543)		(283)	6,342	248
Mid Capitalization
Issued	52		-	8,039	8,466
Redeemed	(3,550)		(329)	(4,795)	(6,482)
Net Increase (Decrease) in Shares	(3,498)		(329)	3,244	1,984
Small Capitalization
Issued	60		-	6,130	9,583
Redeemed	(4,135)		(1,168)	(33,299)	(9,063)
Reinvested from Dividends	157		-	4,256	-
Net Increase (Decrease) in Shares	(3,918)		(1,168)	(22,913)	520
International Equity
Issued	46		-	3,098	1,859
Redeemed	(1,544)		(81)	(16,663)	(5,120)
Reinvested from Dividends	5		5	101	30
Net Increase (Decrease) in Shares	(1,493)		(76)	(13,464)	(3,231)
Health & Biotechnology
Issued	-		-	1,782	6,748
Redeemed	(1,934)		(7,156)	(13,178)	(21,962)
Net Increase (Decrease) in Shares	(1,934)		(7,156)	(11,396)	(15,214)
Technology & Communications
Issued	-		-	123,274	748,310
Redeemed	(6,189)		(15,790)	(177,621)	(324,108)
Reinvested from Dividends	347		-	23,377	-
Net Increase (Decrease) in Shares	(5,842)		(15,790)	(30,970)	424,202
Energy & Basic Materials
Issued	-		-	4,480	4,306
Redeemed	(1,368)		(1,676)	(4,744)	(2,913)
Net Increase (Decrease) in Shares	(1,368)		(1,676)	(264)	1,393
Financial Services
Issued	-		-	1,192	741
Redeemed	(664)		-	(2,431)	(472)
Net Increase (Decrease) in Shares	(664)		-	(1,239)	269
Investment Quality Bond
Issued	217		-	14,144	9,486
Redeemed	(1,104)		(113)	(27,088)	(9,802)
Reinvested from Dividends	27		48	1,076	1,712
Net Increase (Decrease) in Shares	(860)		(65)	(11,868)	1,396
Municipal Bond
Issued	-	*	-	1,610	1,028
Redeemed	(235)		-	(18,977)	(2,271)
Reinvested from Dividends	-	*	1	111	165
Net Increase (Decrease) in Shares	(235)		1	(17,256)	(1,078)
U.S. Government Money Market
Issued	4,880		-	398,352	310,778
Redeemed	(11,407)		(26,322)	(419,976)	(358,754)
Reinvested from Dividends	-		1	26	36
Net Increase (Decrease) in Shares	(6,527)		(26,321)	(21,598)	(47,940)

*Amount less than $0.005

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2012 (Continued)

	Class I Shares		Class A Shares		Class C Shares
	Year Ended	February 1, 2012(1)	Year Ended	February 1, 2012(1)	January 5, 2012(1)
	August 31, 2012	to August 31, 2011	August 31, 2012	to August 31, 2011	to August 31, 2012
James Alpha Global Enhanced Real Return
Issued	29,811	594,151	828,028	30,806	56,202
Redeemed	(560)	-	(233,747)	-	(204)
Reinvested from Dividends	2,666	-	988	-	-
Net Increase (Decrease) in Shares	31,917	594,151	595,269	30,806	55,998

	Class I Shares		Class A Shares			Class C Shares
	Year Ended	August 1, 2011(1)	Year Ended	January 1, 2011(1)	Year Ended	January 5, 2012(1)
	August 31, 2012	to August 31, 2011	August 31, 2012	to August 31, 2011	December 31, 2010	to August 31, 2012
James Alpha Global Real Estate Investments
Issued	53,770	29	370,865	476,130	111,905	150,276
Redeemed	(456)	-	(81,139)	(18,229)	(3,379)	-
Reinvested from Dividends	261	-	33,510	15,922	11,791	1,414
Net Increase (Decrease) in Shares	53,575	29	323,236	473,823	120,317	151,690

  (1) Commencement of operation

5.   SECURITIES LENDING

Under an agreement with the BNY Mellon Corp. (“BNY Mellon”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees.    Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures.   A portion of the income generated by the investment in the collateral, net of any rebates paid by BNY Mellon to the borrowers, is remitted to BNY Mellon as lending agent, and the remainder is paid to the Portfolios.   Generally, in the event of a counter-party default, each Portfolio has the right to use the collateral to offset the losses incurred.   There would be a potential loss to a Portfolio in the event such Portfolio is delayed or prevented from exercising its right to dispose of the collateral.

    At August 31, 2012 the following portfolios loaned securities and received cash collateral for the loan.  This cash was invested in a BNY Mellon Overnight Government Fund.

	Market Value of	Market Value
Portfolio	Loaned Securities	of Collateral
Large Capitalization Growth	$ 494,045	$ 504,320
Mid Capitalization	159,885	163,519
Small Capitalization	220,752	226,080
Investment Quality Bond	528,630	539,469

  At August 31, 2012, the percentage of total investment income derived from the investment of cash collateral retained by the lending agent, BNY Mellon, was as follows:

Portfolio	Percentage of Total Investment Income
Large Capitalization Growth	3.07%
Mid Capitalization	0.21%
Small Capitalization	0.16%
Health & Biotechnology	0.46%
Investment Quality Bond	0.05%

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2012 (Continued)

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the period ended August 31, 2012 was as follows:

	Ordinary	Exempt	Long-Term
Portfolio	Income	Income	Capital Gains	Total
Large Capitalization Value Portfolio	$ -	$ -	$ -	$ -
Large Capitalization Growth Portfolio	27,363	-	2,727,928	2,755,291
Mid Capitalization Portfolio	-	-	-	-
Small Capitalization Portfolio	-	-	481,512	481,512
International Equity Portfolio	95,865	-	-	95,865
Health & Biotechnology Portfolio	-	-	-	-
Technology & Communications Portfolio	-	-	2,707,859	2,707,859
Energy & Basic Materials Portfolio	-	-	-	-
Financial Services Portfolio	-	-	-	-
Investment Quality Bond Portfolio	198,447	-	134,039	332,486
Municipal Bond Portfolio	85	29,129	-	29,214
U.S. Government Money Market Portfolio	1,455	-	-	1,455
James Alpha Global Enhanced Real Return Portfolio	38,881	-	-	38,881
James Alpha Global Real Estate Investments Portfolio	762,829	-	72,458	835,287

The tax character of dividends paid during the period ended August 31, 2011 (for the period ended October 31, 2011 and December 31, 2010 for the James Alpha Global Enhanced Real Return Portfolio and James Alpha Global Real Estate Investments Portfolio, respectively) was as follows:

	Ordinary	Exempt	Long-Term
Portfolio	Income	Income	Capital Gains	Total
Large Capitalization Value Portfolio	$ -	$ -	$ -	$ -
Large Capitalization Growth Portfolio	-	-	-	-
Mid Capitalization Portfolio	-	-	-	-
Small Capitalization Portfolio	-	-	-	-
International Equity Portfolio	73,245	-	-	73,245
Health & Biotechnology Portfolio	-	-	-	-
Technology & Communications Portfolio	-	-	-	-
Energy & Basic Materials Portfolio	-	-	-	-
Financial Services Portfolio	-	-	-	-
Investment Quality Bond Portfolio	289,037	-	207,843	496,880
Municipal Bond Portfolio	114	47,178	-	47,292
U.S. Government Money Market Portfolio	1,811	-	-	1,811
James Alpha Global Enhanced Real Return Portfolio	-	-	-	-
James Alpha Global Real Estate Investments Portfolio	390,222	-	499	390,721

Permanent book and tax differences, primarily attributable to net operating losses, foreign currency exchange gains (losses), paydown gains (losses), and adjustments for real estate investment trusts, partnerships, passive foreign investment company and wholly owned subsidiary, resulted in reclassification for the tax year ended August 31, 2012 as follows for:

Portfolio	Paid in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) & Investments and Foreign Currency Transactions
Large Capitalization Value Portfolio	$ -	$ -	$ -
Large Capitalization Growth Portfolio	(2,727,928)	(27,363)	2,755,291
Mid Capitalization Portfolio	(10,530)	10,530	-
Small Capitalization Portfolio	(278,980)	842	278,138
International Equity Portfolio	-	(6,187)	6,187
Health & Biotechnology Portfolio	(58,539)	58,539	-
Technology & Communications Portfolio	(298,696)	298,696	-
Energy & Basic Materials Portfolio	(1,219)	(619)	1,838
Financial Services Portfolio	(888)	385	503
Investment Quality Bond Portfolio	-	1,209	(1,209)
Municipal Bond Portfolio	-	-	-
U.S. Government Money Market Portfolio	(751)	-	751
James Alpha Global Enhanced Real Return Portfolio	-	82,605	(82,605)
James Alpha Global Real Estate Investments Portfolio	-	954,779	(954,779)

Net assets were unaffected by the above reclassifications.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2012 (Continued)

As of each of the Portfolio’s tax year-ended August 31, 2012 (except for the James Alpha Global Real Estate Investments Portfolio in which December 31,2011 components of distributable earnings have been adjusted for August 31, 2012 activity), the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gains	Capital Loss Carry Forwards	Other Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficits)
Large Capitalization Value Portfolio	$ 31,580	$ -	$ -	$ (12,284,427)	$ (148,310)	$ 1,607,798	$ (10,793,359)
Large Capitalization Growth Portfolio	-	-	-	(4,007,163)	-	962,309	(3,044,854)
Mid Capitalization Portfolio	-	-	-	(318,325)	(5,988)	1,127,223	802,910
Small Capitalization Portfolio	-	-	-	-	(42,862)	1,861,162	1,818,300
International Equity Portfolio	88,251	-	-	(2,357,704)	(622,796)	(437,320)	(3,329,569)
Health & Biotechnology Portfolio	-	-	-	(322,425)	(16,318)	2,573,716	2,234,973
Technology & Communications Portfolio	-	-	68,587	-	(511,641)	7,196,086	6,753,032
Energy & Basic Materials Portfolio	-	-	-	(1,434,072)	(37,342)	405,750	(1,065,664)
Financial Services Portfolio	-	-	-	(1,345,724)	(63,801)	172,073	(1,237,452)
Investment Quality Bond Portfolio	20,205	-	115,712	-	-	589,033	724,950
Municipal Bond Portfolio	-	-	-	(66,076)	(96)	196,650	130,478
U.S. Government Money Market Portfolio	-	-	-	-	-	-	-
James Alpha Global Enhanced Real Return Portfolio	182,557	-	64,999	-	(110,289)	174,375	311,642
James Alpha Global Real Estate Investments Portfolio	909,647	-	1,060,692	-	(567,156)	-	1,403,183

The difference between book basis and tax basis unrealized appreciation (depreciation) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales and passive foreign investment company adjustments.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Portfolios incurred and elected to defer such late year losses as follows:

Late Year
Portfolio	Losses
Large Capitalization Value Portfolio	$ -
Large Capitalization Growth Portfolio	-
Mid Capitalization Portfolio	5,988
Small Capitalization Portfolio	42,862
International Equity Portfolio	-
Health & Biotechnology Portfolio	16,318
Technology & Communications Portfolio	511,641
Energy & Basic Materials Portfolio	37,342
Financial Services Portfolio	9,905
Investment Quality Bond Portfolio	-
Municipal Bond Portfolio	-
U.S. Government Money Market Portfolio	-
James Alpha Global Enhanced Real Return Portfolio	-
James Alpha Global Real Estate Investments Portfolio	-

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Portfolios incurred and elected to defer such foreign currency and capital losses as follows:

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2012 (Continued)

Capital
Portfolio	Losses
Large Capitalization Value Portfolio	$ 148,310
Large Capitalization Growth Portfolio	-
Mid Capitalization Portfolio	-
Small Capitalization Portfolio	-
International Equity Portfolio	622,796
Health & Biotechnology Portfolio	-
Technology & Communications Portfolio	-
Energy & Basic Materials Portfolio	-
Financial Services Portfolio	53,896
Investment Quality Bond Portfolio	-
Municipal Bond Portfolio	96
U.S. Government Money Market Portfolio	-
James Alpha Global Enhanced Real Return Portfolio	-
James Alpha Global Real Estate Investments Portfolio	-

7.   NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact these amendments may have on the Portfolios financial statements.

8.   SUBSEQUENT EVENTS

The Portfolios are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Portfolios are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 11.83	$ 10.17	$ 10.28	$ 12.94	$ 21.88
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.02)	(0.10)	(0.05)	(0.06)	0.14
Net realized and unrealized gain (loss)	1.42	1.76	(0.06)	(2.39)	(6.43)
Total from investment operations	1.40	1.66	(0.11)	(2.45)	(6.29)
Dividends and Distributions:
Dividends from net investment income	-	-	-	(0.21)	(0.09)
Distributions from realized gains	-	-	-	-	(2.56)
Total dividends and distributions	-	-	-	(0.21)	(2.65)

Net Asset Value, End of Period	$ 13.23	$ 11.83	$ 10.17	$ 10.28	$ 12.94

Total Return*	11.83%	16.32%	(1.07)%	(18.39)%	(31.76)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 38	$ 88	$ 56,876	$ 44,634	$ 19,809
Ratio of net operating expenses to
average net assets (2)	1.85%	1.85%	1.83%	2.14%	1.86%
Ratio of net investment income (loss) to
average net assets	(0.13)%	(0.81)%	(0.45)%	(0.68)%	0.86%
Portfolio Turnover Rate	66%	109%	101%	82%	182%

	Large Cap Growth Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 17.90	$ 14.04	$ 12.14	$ 17.07	$ 17.17
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.03)	(0.24)	(0.22)	(0.17)	(0.11)
Net realized and unrealized gain (loss)	2.32	4.10	2.12	(4.74)	0.01
Total from investment operations	2.29	3.86	1.90	(4.91)	(0.10)
Dividends and Distributions:
Dividends from net investment income	-	-	-	(0.02)	-
Distributions from realized gains	(2.35)	-	-	-	-
Total dividends and distributions	(2.35)	-	-	(0.02)	-

Net Asset Value, End of Period	$ 17.84	$ 17.90	$ 14.04	$ 12.14	$ 17.07

Total Return*	14.50%	27.49%	15.65%	(28.70)%	(0.58)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 186	$ 173	$1,084,541	$ 61,632	$ 45,672
Ratio of net operating expenses to
average net assets (3)	1.98%	1.88%	2.04%	2.31%	1.67%
Ratio of net investment income (loss) to
average net assets	(0.19)%	(1.37)%	(1.56)%	(1.50)%	(0.58)%
Portfolio Turnover Rate	16%	163%	151%	200%	167%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Value Portfolio: 1.98% for the year ended August 31, 2012; 2.02% for the year ended August 31, 2011; 1.96% for the year ended August 31, 2010; 2.42% for the year ended August 31, 2009; and 1.92% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 1.98% for the year ended August 31, 2012; 1.89% for the year ended August 31, 2011; 2.07% for the year ended August 31, 2010; 2.31% for the year ended August 31, 2009; and 1.69% for the year ended August 31, 2008.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 9.10	$ 7.56	$ 7.44	$ 8.96	$ 10.12
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.04)	(0.10)	(0.08)	(0.06)	(0.07)
Net realized and unrealized gain (loss)	0.88	1.64	0.20	(1.46)	(0.31)
Total from investment operations	0.84	1.54	0.12	(1.52)	(0.38)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	(0.78)
Total dividends and distributions	-	-	-	-	(0.78)

Net Asset Value, End of Period	$ 9.94	$ 9.10	$ 7.56	$ 7.44	$ 8.96

Total Return*	9.23%	20.37%	1.61%	(16.96)%	(3.91)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 2,664	$ 2,670	$ 2,173	$ 2,325	$ 2,934
Ratio of net operating expenses to
average net assets (2)	2.34%	2.24%	2.57%	2.75%	1.82%	(3)
Ratio of net investment income (loss) to
average net assets	(0.42)%	(0.99)%	(1.03)%	(0.94)%	(0.71)%
Portfolio Turnover Rate	60%	93%	124%	88%	89%

	Small Cap Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 7.66	$ 6.72	$ 6.21	$ 8.96	$ 12.07
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.05)	(0.04)	(0.04)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	0.82	0.98	0.55	(1.88)	(0.33)
Total from investment operations	0.77	0.94	0.51	(1.89)	(0.34)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(0.36)	-	-	(0.86)	(2.77)
Total dividends and distributions	(0.36)	-	-	(0.86)	(2.77)

Net Asset Value, End of Period	$ 8.07	$ 7.66	$ 6.72	$ 6.21	$ 8.96

Total Return*	10.36%	13.99%	8.21%	(19.45)%	(2.94)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 9	$ 29	$ 14,707	$ 5,418	$ 1,776
Ratio of net operating expenses to
average net assets (4)	2.11%	2.13%	2.12%	2.66%	2.06%
Ratio of net investment income (loss) to
average net assets adjusted for REIT income	(0.69)	(0.50)%	(0.58)%	(0.20)%	(0.15)%
Portfolio Turnover Rate	39%	31%	64%	77%	58%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Mid Capitalization Portfolio: 2.35% for the year ended August 31, 2012; 2.24% for the year ended August 31, 2011; 2.58% for the year ended August 31, 2010; 2.76% for the year ended August 31, 2009; and 1.83% for the year ended August 31, 2008.

(3) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses. The ratio of expense to average net assets excluding the effect of any recapture was 1.80% for the same period for the Mid Capitalization Porfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Small Cap Portfolio: 2.11% for the year ended August 31, 2012; 2.14% for the year ended August 31, 2011; 2.12% for the year ended August 31, 2010; 2.68% for the year ended August 31, 2009; and 2.09% for the year ended August 31, 2008.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$ 10.04	$ 9.64	$ 9.60	$ 12.22		$ 14.78
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.05	0.05	0.08	0.01		0.17
Net realized and unrealized gain (loss)	(0.85)	0.41	0.07	(2.49)		(2.58)
Total from investment operations	(0.80)	0.46	0.15	(2.48)		(2.41)
Dividends and Distributions:
Dividends from net investment income	(0.11)	(0.06)	(0.11)	(0.14)		(0.15)
Distributions from realized gains	-	-	-	-		-
Total dividends and distributions	(0.11)	(0.06)	(0.11)	(0.14)		(0.15)

Net Asset Value, End of Period	$ 9.13	$ 10.04	$ 9.64	$ 9.60		$ 12.22

Total Return*	(7.98)%	4.75%	1.49%	(20.01)%		(16.48)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 8	$ 27	$ 21,765	$ 16,939		$ 72,722
Ratio of net operating expenses to
average net assets (2)	2.95%	3.11%	2.65%	2.34%		2.29%
Ratio of net investment income (loss) to
average net assets	0.53%	0.47%	0.78%	0.07%		1.18%
Portfolio Turnover Rate	50%	43%	160%	52%		70%

	Health & Biotechnology Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$ 18.32	$ 14.60	$ 13.92	$ 14.10		$ 14.51
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.12)	(0.14)	(0.19)	(0.18)		(0.22)
Net realized and unrealized gain (loss)	1.92	3.86	0.87	-		(0.19)
Total from investment operations	1.80	3.72	0.68	(0.18)		(0.41)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-		-
Distributions from realized gains	-	-	-	-		-
Total dividends and distributions	-	-	-	-		-

Net Asset Value, End of Period	$ 20.12	$ 18.32	$ 14.60	$ 13.92		$ 14.10

Total Return*	9.83%	25.48%	4.88%	(1.28)%		(2.83)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 5,757	$ 5,435	$ 4,833	$ 5,309		$ 6,616
Ratio of net operating expenses to
average net assets (3)	2.66%	2.73%	2.79%	2.94%	(4)	2.69%	(4)
Ratio of net investment income (loss) to
average net assets	(0.62)%	(0.82)%	(1.25)%	(1.52)%		(1.57)%
Portfolio Turnover Rate	18%	8%	14%	27%		15%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the International Equity Portfolio: 2.97% for the year ended August 31, 2012; 3.14% for the year ended August 31, 2011; 2.69% for the year ended August 31, 2010; 2.43% for the year ended August 31, 2009; and 2.31% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 2.67% for the year ended August 31, 2012; 2.74%  for the year ended August 31, 2011; 2.81% for the year ended August 31, 2010; 2.95% for the year ended August 31, 2009; and 2.70% for the year ended August 31, 2008.

(4) During the years ended August 31, 2009 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.94% and 2.38% respectively for the same periods for the Health & Biotechnology Portfolio.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class A Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$ 12.61	$ 10.34		$ 7.80	$ 8.88	$ 9.78
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.19)	(0.31)		(0.26)	(0.18)	(0.19)
Net realized and unrealized gain (loss)	2.06	2.58		2.80	(0.90)	(0.71)
Total from investment operations	1.87	2.27		2.54	(1.08)	(0.90)
Dividends and Distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from realized gains	(0.60)	-		-	-	-
Total dividends and distributions	(0.60)	-		-	-	-

Net Asset Value, End of Period	$ 13.88	$ 12.61		$ 10.34	$ 7.80	$ 8.88

Total Return*	15.77%	21.95%		32.56%	(12.16)%	(9.20)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 24,173	$ 30,920		$ 12,405	$ 5,736	$ 7,545
Ratio of net operating expenses to
average net assets (2)	2.58%	2.66%	(3)	3.10%	3.19%	2.69%	(3)
Ratio of net investment income (loss) to
average net assets	(1.48)%	(2.20)%		(2.77)%	(2.72)%	(2.00)%
Portfolio Turnover Rate	25%	603%		334%	279%	314%

	Energy & Basic Materials Portfolio - Class A Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$ 13.75	$ 10.68		$ 10.17	$ 26.81	$ 34.07
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.13)	(0.31)		(0.26)	(0.16)	(0.50)
Net realized and unrealized gain (loss)	(0.78)	3.38		0.77	(10.95)	4.09
Total from investment operations	(0.91)	3.07		0.51	(11.11)	3.59
Dividends and Distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from realized gains	-	-		-	(5.53)	(10.85)
Total dividends and distributions	-	-		-	(5.53)	(10.85)

Net Asset Value, End of Period	$ 12.84	$ 13.75		$ 10.68	$ 10.17	$ 26.81

Total Return*	(6.62)%	28.75%		5.01%	(35.29)%	10.26%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 1,141	$ 1,802		$ 1,840	$ 2,024	$ 5,010
Ratio of net operating expenses to
average net assets (4)	3.21%	3.06%	(5)	3.04%	3.15%	2.66%	(5)
Ratio of net investment income (loss) to
average net assets	(0.91)%	(2.12)%		(2.16)%	(1.44)%	(1.64)%
Portfolio Turnover Rate	46%	56%		65%	130%	139%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Technology & Communications Portfolio: 2.60% for the year ended August 31, 2012; 2.67% for the year ended August 31, 2011; 3.13% for the year ended August 31, 2010; 3.74% for the year ended August 31, 2009; and 2.70% for the year ended August 31, 2008.

(3) During the years ended August 31, 2011 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.  The ratio of expenses to average net assets excluding the effect of any recapture was 2.59% for the year ending August 31, 2011 and 2.63% for the year ending August 31, 2008 for the Technology & Communications Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.23% for the year ended August 31, 2012; 3.08% for the year ended August 31, 2011; 3.04% for the year ended August 31, 2010; 3.37% for the year ended August 31, 2009; and 2.70% for the year ended August 31, 2008.

(5) During the years ended August 31, 2011 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.  The ratio of expenses to average net assets excluding the effect of any recapture was 2.93% for the year ending August 31, 2011 and 2.63% for the year ending August 31, 2008 for the Energy & Basic Materials Portfolio.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 5.41	$ 5.41	$ 6.16	$ 8.35	$ 11.86
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.06)	(0.11)	(0.14)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	0.55	0.11	(0.61)	(2.15)	(2.34)
Total from investment operations	0.49	-	(0.75)	(2.19)	(2.36)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	(1.15)
Total dividends and distributions	-	-	-	-	(1.15)

Net Asset Value, End of Period	$ 5.90	$ 5.41	$ 5.41	$ 6.16	$ 8.35

Total Return*	9.06%	0.00%	(12.18)%	(26.23)%	(21.89)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 161	$ 219	$ 214	$ 346	$ 804
Ratio of net operating expenses to
average net assets (2)	3.39%	3.39%	3.39%	3.14%	2.69%
Ratio of net investment income (loss) to
average net assets	(1.05)%	(1.84)%	(2.27)%	(0.80)%	(0.23)%
Portfolio Turnover Rate	33%	56%	104%	92%	87%

	Investment Quality Bond Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 10.25	$ 10.54	$ 10.16	$ 9.90	$ 9.75
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.14	0.22	0.27	0.24	0.32
Net realized and unrealized gain (loss)	0.14	(0.11)	0.38	0.26	0.15
Total from investment operations	0.28	0.11	0.65	0.50	0.47
Dividends and Distributions:
Dividends from net investment income	(0.14)	(0.22)	(0.27)	(0.24)	(0.32)
Distributions from realized gains	(0.16)	(0.18)	-	-	-
Total dividends and distributions	(0.30)	(0.40)	(0.27)	(0.24)	(0.32)

Net Asset Value, End of Period	$ 10.23	$ 10.25	$ 10.54	$ 10.16	$ 9.90

Total Return*	2.33%	1.14%	6.46%	5.09%	4.88%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 65	$ 103	$ 91	$ 54	$ 51
Ratio of net operating expenses to
average net assets (3)	1.95%	1.92%	2.17%	2.09%	1.80%	(4)
Ratio of net investment income (loss) to
average net assets	1.38%	2.18%	2.61%	2.39%	3.26%
Portfolio Turnover Rate	43%	26%	31%	45%	39%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed or reduced by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Financial Services Portfolio: 4.41% for the year ended August 31, 2012; 4.61% for the year ended August 31, 2011; 4.23% for the year ended August 31, 2010; 4.56% for the year ended August 31, 2009; and 3.70% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 1.95% for the year ended August 31, 2012; 1.92% for the year ended August 31, 2011; 2.17% for the year ended August 31, 2010; 2.09% for the year ended August 31, 2009; and 1.80% for the year ended August 31, 2008.

(4) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 1.75% for the same period for the Investment Quality Bond Portfolio.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class A Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$ 9.94		$ 10.06		$ 9.69		$ 9.94		$ 10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.04		0.08		0.15		0.21		0.29
Net realized and unrealized gain (loss)	0.24		(0.11)		0.37		(0.14)		(0.11)
Total from investment operations	0.28		(0.03)		0.52		0.07		0.18
Dividends and Distributions:
Dividends from net investment income	(0.04)		(0.09)		(0.15)		(0.21)		(0.18)
Distributions from realized gains	-		-		-		(0.11)		(0.06)
Total dividends and distributions	(0.04)		(0.09)		(0.15)		(0.32)		(0.24)

Net Asset Value, End of Period	$ 10.18		$ 9.94		$ 10.06		$ 9.69		$ 9.94

Total Return*	2.83%		(0.32)%		5.47%		0.76%		1.82%
Ratios and Supplemental Data:
Net assets, end of year	$ 315		$ 259,845		$ 140,201		$ 44,072		$ 749
Ratio of net operating expenses to
average net assets (2)	2.30%		2.00%		2.30%		2.21%		1.80%
Ratio of net investment income (loss) to
average net assets	0.41%		0.84%		1.55%		2.05%		2.88%
Portfolio Turnover Rate	13%		31%		17%		26%		3%
	U.S. Government Money Market Portfolio - Class A Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	-	**	0.00	**	0.00	**	0.00	**	0.02
Net realized and unrealized gain (loss)	-		-		-		-		-
Total from investment operations	-		0.00		0.00	**	0.00	**	0.02
Dividends and Distributions:
Dividends from net investment income	-	**	(0.00)	**	(0.00)	**	(0.00)	**	(0.02)
Distributions from realized gains	-		-		-		-		-
Total dividends and distributions	-	**	(0.00)	**	(0.00)	**	(0.00)	**	(0.02)

Net Asset Value, End of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return*	0.00%		0.01%		0.01%		0.10%		2.07%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 315		$ 129		$ 103		$ 82		$ 44
Ratio of net operating expenses to
average net assets (3)	0.11%		0.13%		0.15%	(5)	0.55%	(5)	1.25%
Ratio of net investment income (loss) to
average net assets	0.01%		0.01%		0.01%		0.05%		2.03%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Municipal Bond Portfolio: 2.52% for the year ended August 31, 2012; 2.00% for the year ended August 31, 2011; 2.68% for the year ended August 31, 2010; 2.32% for the year ended August 31, 2009; and 2.34% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 1.48% for the year ended August 31, 2012; 1.38% for the year ended August 31, 2011; 1.89% for the year ended August 31, 2010; 1.70% for the year ended August 31, 2009; and 1.71% for the year ended August 31, 2008.

(4) The U.S. Government Money Market Portfolio incurred expenses associated with participation in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds.  The ratio of net operating expenses to average daily net assets including these expenses was 0.55% for the year ended August 31, 2010 and 0.64% for the year ended August 31, 2009.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Global Enhanced Real Return Portfolio - Class A Shares

							February 1,
					Year Ended		2011 (1) to
					August 31,		August 31,
					2012		2011
Net Asset Value, Beginning of Period					$ 10.28		$ 10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)					0.11		0.03
Net realized and unrealized gain (loss)					0.08		0.25
Total from investment operations					0.19		0.28
Dividends and Distributions:
Dividends from net investment income					(0.04)		-
Distributions from realized gains					-		-
Total dividends and distributions					(0.04)		-

Net Asset Value, End of Period					$ 10.43		$ 10.28

Total Return*					1.86%		2.80%
Ratios and Supplemental Data:
Net assets, end of period (000s)					$ 6,530		$ 317
Ratio of net operating expenses to
average net assets (4)					1.50%		1.50%	(3)
Ratio of net investment income (loss) to
average net assets					1.03%		0.56%	(3)
Portfolio Turnover Rate					373%		105%
	James Alpha Global Real Estate Investments Portfolio - Class A Shares

			January 1,				October 26,
	Year Ended		2011 to		Year Ended		2009 (1) to
	August 31,		August 31,		December 31,		December 31,
	2012		2011		2010		2009
Net Asset Value, Beginning of Period	$ 19.13		$ 20.54		$ 19.89		$ 18.55
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.65		0.18		0.50		0.12
Net realized and unrealized gain (loss)	3.08		(0.89)		2.98		1.32
Total from investment operations	3.73		(0.71)		3.48		1.44

Redemption fees	-		-		0.00	**	-

Dividends and Distributions:
Dividends from net investment income	(0.23)		(0.70)		(1.20)		(0.10)
Distributions from realized gains	(0.78)		-		(1.63)		-
Total dividends and distributions	(1.01)		(0.70)		(2.83)		(0.10)

Net Asset Value, End of Period	$ 21.85		$ 19.13		$ 20.54		$ 19.89

Total Return*	23.38%		(3.72)%		18.08%		7.76%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 20,950		$ 12,155		$ 3,319		$ 821
Ratio of net operating expenses to
average net assets (5)	2.71%	(6)	2.75%	(3)	2.75%		2.75%	(3)
Ratio of net investment income (loss) to
average net assets	3.30%		1.56%	(3)	2.44%		5.20%	(3)
Portfolio Turnover Rate	519%		284%		848%		206%
(1) Commencement of offering.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Armored Wolf, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the James Alpha Global Enhanced Real Return Portfolio: 2.68% for the year ended August 31, 2012; 3.90% for the period ended August 31, 2011.

(5) Before the application of any fees waived or reimbursed by Ascent Investment Advisors, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the James Alpha Global Real Estate Investments Portfolio: 7.18% for the period ended August 31, 2011; 24.90% for the year ended December 31, 2010; and 321.65% for the period ended December 31, 2009.

(6) During the year ended August 31, 2012 Ascent Investment Advisors, LLC, recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.55%.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 10.68	$ 9.24	$ 9.40	$ 11.90	$ 20.37
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.08)	(0.16)	(0.11)	(0.10)	0.01
Net realized and unrealized gain (loss)	1.27	1.60	(0.05)	(2.21)	(5.92)
Total from investment operations	1.19	1.44	(0.16)	(2.31)	(5.91)
Dividends and Distributions:
Dividends from net investment income	-	-	-	(0.19)	-
Distributions from realized gains	-	-	-	-	(2.56)
Total dividends and distributions	-	-	-	(0.19)	(2.56)

Net Asset Value, End of Period	$ 11.87	$ 10.68	$ 9.24	$ 9.40	$ 11.90

Total Return*	11.14%	15.58%	(1.70)%	(18.93)%	(32.16)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 13	$ 39	$ 37	$ 135	$ 286
Ratio of net operating expenses to
average net assets (2)	2.46%	2.43%	2.43%	2.73%	2.52%
Ratio of net investment income (loss) to
average net assets	(0.73)%	(1.39)%	(1.06)%	(1.25)%	0.08%
Portfolio Turnover Rate	66%	109%	101%	82%	182%

	Large Cap Growth Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 16.14	$ 12.74	$ 11.08	$ 15.63	$ 15.82
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.13)	(0.28)	(0.26)	(0.22)	(0.12)
Net realized and unrealized gain (loss)	2.05	3.68	1.92	(4.33)	(0.07)
Total from investment operations	1.92	3.40	1.66	(4.55)	(0.19)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(2.35)	-	-	-	-
Total dividends and distributions	(2.35)	-	-	-	-

Net Asset Value, End of Period	$ 15.71	$ 16.14	$ 12.74	$ 11.08	$ 15.63

Total Return*	13.72%	26.69%	14.98%	(29.11)%	(1.20)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 13	$ 38	$ 34	$ 97	$ 178
Ratio of net operating expenses to
average net assets (3)	2.58%	2.51%	2.58%	2.92%	2.26%
Ratio of net investment income (loss) to
average net assets	(0.85)%	(1.73)%	(2.04)%	(2.13)%	(0.73)%
Portfolio Turnover Rate	16%	163%	151%	200%	167%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Value Portfolio: 2.58% for the year ended August 31, 2012; 2.59% for the year ended August 31, 2011; 2.56% for the year ended August 31, 2010; 3.01% for the year ended August 31, 2009; and 2.58% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 2.58% for the year ended August 31, 2012; 2.52% for the year ended August 31, 2011; 2.61% for the year ended August 31, 2010; 2.92% for the year ended August 31, 2009; and 2.28% for the year ended August 31, 2008.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 8.47	$ 7.08	$ 7.00	$ 8.49	$ 9.69
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.10)	(0.14)	(0.12)	(0.09)	(0.12)
Net realized and unrealized gain (loss)	0.82	1.53	0.20	(1.40)	(0.30)
Total from investment operations	0.72	1.39	0.08	(1.49)	(0.42)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	(0.78)
Total dividends and distributions	-	-	-	-	(0.78)

Net Asset Value, End of Period	$ 9.19	$ 8.47	$ 7.08	$ 7.00	$ 8.49

Total Return*	8.50%	19.63%	1.14%	(17.55)%	(4.53)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 16	$ 45	$ 40	$ 119	$ 398
Ratio of net operating expenses to
average net assets (2)	2.95%	2.83%	3.16%	3.29%	2.50%	(3)
Ratio of net investment income (loss) to
average net assets	(1.12)%	(1.55)%	(1.61)%	(1.42)%	(1.36)%
Portfolio Turnover Rate	60%	93%	124%	88%	89%

	Small Cap Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 6.01	$ 5.30	$ 4.93	$ 7.42	$ 10.53
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.08)	(0.07)	(0.06)	(0.04)	(0.07)
Net realized and unrealized gain (loss)	0.64	0.78	0.43	(1.59)	(0.27)
Total from investment operations	0.56	0.71	0.37	(1.63)	(0.34)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(0.36)	-	-	(0.86)	(2.77)
Total dividends and distributions	(0.36)	-	-	(0.86)	(2.77)

Net Asset Value, End of Period	$ 6.21	$ 6.01	$ 5.30	$ 4.93	$ 7.42

Total Return*	9.68%	13.40%	7.51%	(20.08)%	(3.47)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 6	$ 29	$ 32	$ 52	$ 106
Ratio of net operating expenses to
average net assets (4)	2.70%	2.70%	2.72%	3.21%	2.70%
Ratio of net investment income (loss) to
average net assets adjusted for REIT income	(1.28)%	(1.05)%	(1.19)%	(0.96)%	(0.79)%
Portfolio Turnover Rate	39%	31%	64%	77%	58%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Mid Capitalization Portfolio: 2.95% for the year ended August 31, 2012; 2.84% for the year ended August 31, 2011; 3.17% for the year ended August 31, 2010; 3.30% for the year ended August 31, 2009; and 2.51% for the year ended August 31, 2008.

(3) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.50% for the same period for the Mid Capitalization Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Small Cap Portfolio: 2.70% for the year ended August 31, 2012; 2.70% for the year ended August 31, 2011;  2.72% for the year ended August 31, 2010; 3.23% for the year ended August 31, 2009; and 2.73% for the year ended August 31, 2008.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class B Shares

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	August 31,	August 31,		August 31,		August 31,		August 31,
	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$ 9.27	$ 8.93		$ 8.86		$ 11.37		$ 13.69
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.02	0.00	**	0.00	**	0.05		(0.04)
Net realized and unrealized gain (loss)	(0.81)	0.36		0.07		(2.42)		(2.28)
Total from investment operations	(0.79)	0.36		0.07		(2.37)		(2.32)
Dividends and Distributions:
Dividends from net investment income	(0.03)	(0.02)		-		(0.14)		-
Distributions from realized gains	-	-		-		-		-
Total dividends and distributions	(0.03)	(0.02)		-		(0.14)		-

Net Asset Value, End of Period	$ 8.45	$ 9.27		$ 8.93		$ 8.86		$ 11.37

Total Return*	(8.57)%	4.05%		0.79%		(20.49)%		(16.95)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 4	$ 18		$ 18		$ 31		$ 53
Ratio of net operating expenses to
average net assets (2)	3.55%	3.63%		3.30%		2.96%		2.95%
Ratio of net investment income (loss) to
average net assets	0.21%	0.03%		0.02%		0.59%		(0.27)%
Portfolio Turnover Rate	50%	43%		160%		52%		70%

	Health & Biotechnology Portfolio - Class B Shares

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	August 31,	August 31,		August 31,		August 31,		August 31,
	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$ 16.97	$ 13.61		$ 13.05		$ 13.29		$ 13.81
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.22)	(0.24)		(0.27)		(0.24)		(0.30)
Net realized and unrealized gain (loss)	1.78	3.60		0.83		-		(0.22)
Total from investment operations	1.56	3.36		0.56		(0.24)		(0.52)
Dividends and Distributions:
Dividends from net investment income	-	-		-		-		-
Distributions from realized gains	-	-		-		-		-
Total dividends and distributions	-	-		-		-		-

Net Asset Value, End of Period	$ 18.53	$ 16.97		$ 13.61		$ 13.05		$ 13.29

Total Return*	9.19%	24.69%		4.29%		(1.81)%		(3.77)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 122	$ 145		$ 213		$ 506		$ 2,516
Ratio of net operating expenses to
average net assets (3)	3.25%	3.31%		3.36%		3.47%	(4)	3.29%
Ratio of net investment income (loss) to
average net assets	(1.26)%	(1.47)%		(1.93)%		(2.19)%		(2.26)%
Portfolio Turnover Rate	18%	8%		14%		27%		15%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the International Equity Portfolio: 3.57% for the year ended August 31, 2012; 3.65% for the year ended August 31, 2011; 3.38% for the year ended August 31, 2010; 3.48% for the year ended August 31, 2009; and 3.30% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 3.27% for the year ended August 31, 2012; 3.32% for the year ended August 31, 2011; 3.38% for the year ended August 31, 2010; 3.48% for the year ended August 31, 2009; and 3.30% for the year ended August 31, 2008.

(4) During the years ended August 31, 2009 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 3.46% and 3.08% respectively for the same periods for the Health & Biotechnology Portfolio.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class B Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$ 11.46	$ 9.46		$ 7.17	$ 8.22	$ 9.20
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.25)	(0.34)		(0.28)	(0.19)	(0.24)
Net realized and unrealized gain (loss)	1.87	2.34		2.57	(0.86)	(0.74)
Total from investment operations	1.62	2.00		2.29	(1.05)	(0.98)
Dividends and Distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from realized gains	(0.60)	-		-	-	-
Total dividends and distributions	(0.60)	-		-	-	-

Net Asset Value, End of Period	$ 12.48	$ 11.46		$ 9.46	$ 7.17	$ 8.22

Total Return*	15.15%	21.14%		31.94%	(12.77)%	(10.65)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 64	$ 126		$ 253	$ 340	$ 999
Ratio of net operating expenses to
average net assets (2)	3.17%	3.18%	(3)	3.64%	3.72%	3.29%	(3)
Ratio of net investment income (loss) to
average net assets	(2.09)%	(2.76)%		(3.31)%	(3.25)%	(2.64)%
Portfolio Turnover Rate	25%	603%		334%	279%	314%

	Energy & Basic Materials Portfolio - Class B Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$ 11.87	$ 9.28		$ 8.88	$ 24.87	$ 32.47
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.18)	(0.34)		(0.28)	(0.20)	(0.64)
Net realized and unrealized gain (loss)	(0.67)	2.93		0.68	(10.29)	3.89
Total from investment operations	(0.85)	2.59		0.40	(10.49)	3.25
Dividends and Distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from realized gains	-	-		-	(5.50)	(10.85)
Total dividends and distributions	-	-		-	(5.50)	(10.85)

Net Asset Value, End of Period	$ 11.02	$ 11.87		$ 9.28	$ 8.88	$ 24.87

Total Return*	(7.16)%	27.91%		4.50%	(35.74)%	9.57%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 27	$ 46		$ 51	$ 159	$ 1,278
Ratio of net operating expenses to
average net assets (2) (5)	3.80%	3.66%	(5)	3.62%	3.67%	3.26%	(5)
Ratio of net investment income (loss) to
average net assets (2)	(1.50)%	(2.71)%		(2.75)%	(1.85)%	(2.23)%
Portfolio Turnover Rate	46%	56%		65%	130%	139%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Technology & Communications Portfolio: 3.19% for the year ended August 31, 2012; 3.19% for the year ended August 31, 2011; 3.67% for the year ended August 31, 2010; 4.31% for the year ended August 31, 2009; and 3.30% for the year ended August 31, 2008.

(3) During the years ended August 31, 2011 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.  The ratio of expenses to average net assets excluding the effect of any recapture was 3.13% for the year ending August 31, 2011 and 2.98% for the year ending August 31, 2008 for the Technology & Communications Portfolio Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.81% for the year ended August 31, 2012; 3.67% for the year ended August 31, 2011; 3.62% for the year ended August 31, 2010; 3.92% for the year ended August 31, 2009; and 3.30% for the year ended August 31, 2008.

(5) During the years ended August 31, 2011 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.  The ratio of expenses to average net assets excluding the effect of any recapture was 3.53% for the year ending August 31, 2011 and 3.24% for the year ending August 31, 2008 for the Energy & Basic Materials Portfolio.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 4.98	$ 5.01	$ 5.73	$ 7.82	$ 11.26
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.08)	(0.14)	(0.16)	(0.05)	(0.10)
Net realized and unrealized gain (loss)	0.49	0.11	(0.56)	(2.04)	(2.19)
Total from investment operations	0.41	(0.03)	(0.72)	(2.09)	(2.29)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	(1.15)
Total dividends and distributions	-	-	-	-	(1.15)

Net Asset Value, End of Period	$ 5.39	$ 4.98	$ 5.01	$ 5.73	$ 7.82

Total Return*	8.23%	(0.60)%	(12.57)%	(26.73)%	(22.48)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 1	$ 4	$ 4	$ 11	$ 177
Ratio of net operating expenses to
average net assets (2)	3.97%	3.99%	3.99%	3.55%	3.29%
Ratio of net investment income (loss) to
average net assets	(1.59)%	(2.45)%	(2.86)%	(0.87)%	(1.03)%
Portfolio Turnover Rate	33%	56%	104%	92%	87%

	Investment Quality Bond Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 10.25	$ 10.54	$ 10.16	$ 9.90	$ 9.75
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.08	0.16	0.20	0.17	0.26
Net realized and unrealized gain (loss)	0.14	(0.11)	0.38	0.27	0.16
Total from investment operations	0.22	0.05	0.58	0.44	0.42
Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.16)	(0.20)	(0.18)	(0.27)
Distributions from realized gains	(0.16)	(0.18)	-	-	-
Total dividends and distributions	(0.24)	(0.34)	(0.20)	(0.18)	(0.27)

Net Asset Value, End of Period	$ 10.23	$ 10.25	$ 10.54	$ 10.16	$ 9.90

Total Return*	2.19%	0.54%	5.83%	4.47%	4.27%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 5	$ 14	$ 15	$ 22	$ 68
Ratio of net operating expenses to
average net assets (3)	2.62%	2.51%	2.74%	2.63%	2.40%
Ratio of net investment income (loss) to
average net assets	0.83%	1.59%	1.98%	1.72%	2.64%
Portfolio Turnover Rate	43%	26%	31%	45%	39%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Financial Services  Portfolio: 4.80% for the year ended August 31, 2012; 5.18% for the year ended August 31, 2011; 4.82% for the year ended August 31, 2010; 4.95% for the year ended August 31, 2009; and 4.27% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 2.62% for the year ended August 31, 2012; 2.51% for the year ended August 31, 2011; 2.74% for the year ended August 31, 2010; 2.63% for the year ended August 31, 2009; and 2.40% for the year ended August 31, 2008.

(4) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.39% for the same period for the Investment Quality Bond Portfolio.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	U.S. Government Money Market Portfolio - Class B Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.00	**	0.00	**	0.00	**	0.00	**	0.02
Net realized and unrealized gain (loss)	-		-		-		-		-
Total from investment operations	0.00	**	0.00	**	0.00	**	0.00	**	0.02
Dividends and Distributions:
Dividends from net investment income	(0.00)	**	(0.00)	**	(0.00)	**	(0.00)	**	(0.02)
Distributions from realized gains	-		-		-		-		-
Total dividends and distributions	(0.00)	**	(0.00)	**	(0.00)	**	(0.00)	**	(0.02)

Net Asset Value, End of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return*	0.00%		0.00%		0.01%		0.10%		2.07%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 6		$ 12		$ 39		$ 106		$ 121
Ratio of net operating expenses to
average net assets (2)	0.12%		0.16%		0.15%	(3)	0.70%	(3)	1.25%
Ratio of net investment income (loss) to
average net assets	0.00%		0.00%		0.01%		0.09%		2.27%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 2.08% for the year ended August 31, 2012; 2.03% for the year ended August 31, 2011; 2.48% for the year ended August 31, 2010; 2.33% for the year ended August 31, 2009; and 2.35% for the year ended August 31, 2008.

(3) The U.S. Government Money Market Portfolio incurred expenses associated with participation in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds.   The ratio of net operating expenses to average daily net assets including these expenses was 1.15% during the year ended August 31, 2010 and 0.79% during the year ended August 31, 2009.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 10.68	$ 9.24	$ 9.39	$ 11.89	$ 20.36
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.09)	(0.16)	(0.11)	(0.10)	0.04
Net realized and unrealized gain (loss)	1.27	1.60	(0.04)	(2.21)	(5.95)
Total from investment operations	1.18	1.44	(0.15)	(2.31)	(5.91)
Dividends and Distributions:
Dividends from net investment income	-	-	-	(0.19)	-
Distributions from realized gains	-	-	-	-	(2.56)
Total dividends and distributions	-	-	-	(0.19)	(2.56)

Net Asset Value, End of Period	$ 11.86	$ 10.68	$ 9.24	$ 9.39	$ 11.89

Total Return*	11.05%	15.58%	(1.60)%	(18.91)%	(32.18)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 753	$ 731	$ 646	$ 746	$ 1,002
Ratio of net operating expenses to
average net assets (2)	2.45%	2.43%	2.44%	2.73%	2.46%
Ratio of net investment income (loss) to
average net assets	(0.78)%	(1.39)%	(1.06)%	(1.26)%	0.24%
Portfolio Turnover Rate	66%	109%	101%	82%	182%

	Large Cap Growth Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 16.17	$ 12.76	$ 11.10	$ 15.66	$ 15.85
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.12)	(0.28)	(0.26)	(0.22)	(0.13)
Net realized and unrealized gain (loss)	2.05	3.69	1.92	(4.34)	(0.06)
Total from investment operations	1.93	3.41	1.66	(4.56)	(0.19)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(2.35)	-	-	-	-
Total dividends and distributions	(2.35)	-	-	-	-

Net Asset Value, End of Period	$ 15.75	$ 16.17	$ 12.76	$ 11.10	$ 15.66

Total Return*	13.76%	26.72%	14.95%	(29.12)%	(1.20)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 1,259	$ 1,190	$ 936	$ 1,159	$ 1,839
Ratio of net operating expenses to
average net assets (3)	2.58%	2.51%	2.58%	2.92%	2.26%
Ratio of net investment income (loss) to
average net assets	(0.80)%	(1.72)%	(2.05)%	(2.13)%	(0.79)%
Portfolio Turnover Rate	16%	163%	151%	200%	167%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Value Portfolio: 2.56% for the year ended August 31, 2012; 2.60% for the year ended August 31, 2011; 2.57% for the year ended August 31, 2010; 3.01% for the year ended August 31, 2009; and 2.52% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 2.58% for the year ended August 31, 2012; 2.52% for the year ended August 31, 2011; 2.61% for the year ended August 31, 2010; 2.92% for the year ended August 31, 2009; and 2.28% for the year ended August 31, 2008.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 8.44	$ 7.06	$ 6.98	$ 8.47	$ 9.66
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.09)	(0.14)	(0.12)	(0.09)	(0.12)
Net realized and unrealized gain (loss)	0.82	1.52	0.20	(1.40)	(0.29)
Total from investment operations	0.73	1.38	0.08	(1.49)	(0.41)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	(0.78)
Total dividends and distributions	-	-	-	-	(0.78)

Net Asset Value, End of Period	$ 9.17	$ 8.44	$ 7.06	$ 6.98	$ 8.47

Total Return*	8.65%	19.55%	1.15%	(17.59)%	(4.44)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 395	$ 337	$ 267	$ 312	$ 488
Ratio of net operating expenses to
average net assets (2)	2.95%	2.84%	3.17%	3.33%	2.43%	(3)
Ratio of net investment income (loss) to
average net assets	(1.01)%	(1.59)%	(1.64)%	(1.51)%	(1.32)%
Portfolio Turnover Rate	60%	93%	124%	88%	89%

	Small Cap Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 6.05	$ 5.34	$ 4.96	$ 7.46	$ 10.57
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.08)	(0.07)	(0.07)	(0.04)	(0.06)
Net realized and unrealized gain (loss)	0.64	0.78	0.45	(1.60)	(0.28)
Total from investment operations	0.56	0.71	0.38	(1.64)	(0.34)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(0.36)	-	-	(0.86)	(2.77)
Total dividends and distributions	(0.36)	-	-	(0.86)	(2.77)

Net Asset Value, End of Period	$ 6.25	$ 6.05	$ 5.34	$ 4.96	$ 7.46

Total Return*	9.61%	13.30%	7.66%	(20.09)%	(3.46)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 357	$ 484	$ 425	$ 334	$ 428
Ratio of net operating expenses to
average net assets (4)	2.72%	2.71%	2.72%	3.24%	2.66%
Ratio of net investment income (loss) to
average net assets adjusted for REIT income	(1.35)%	(1.06)%	(1.18)%	(0.97)%	(0.75)%
Portfolio Turnover Rate	39%	31%	64%	77%	58%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Mid Capitalization Portfolio: 2.95% for the year ended August 31, 2012; 2.85% for the year ended August 31, 2011; 3.18% for the year ended August 31, 2010; 3.34% for the year ended August 31, 2009; and 2.44% for the year ended August 31, 2008.

(3) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.41% for the same period for the Mid Capitalization Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Small Cap Portfolio: 2.72% for the year ended August 31, 2012; 2.71% for the year ended August 31, 2011; 2.72% for the year ended August 31, 2010; 3.26% for the year ended August 31, 2009; and 2.69% for the year ended August 31, 2008.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class C Shares

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	August 31,	August 31,		August 31,		August 31,		August 31,
	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$ 9.21	$ 8.85		$ 8.82		$ 11.33		$ 13.65
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.02	0.00	**	0.00	**	0.05		(0.01)
Net realized and unrealized gain (loss)	(0.82)	0.37		0.08		(2.41)		(2.31)
Total from investment operations	(0.80)	0.37		0.08		(2.36)		(2.32)
Dividends and Distributions:
Dividends from net investment income	(0.03)	(0.01)		(0.05)		(0.15)		-
Distributions from realized gains	-	-		-		-		-
Total dividends and distributions	(0.03)	(0.01)		(0.05)		(0.15)		-

Net Asset Value, End of Period	$ 8.38	$ 9.21		$ 8.85		$ 8.82		$ 11.33

Total Return*	(8.66)%	4.17%		0.91%		(20.54)%		(16.97)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 146	$ 285		$ 303		$ 290		$ 506
Ratio of net operating expenses to
average net assets (2)	3.64%	3.60%		3.25%		2.96%		2.91%
Ratio of net investment income (loss) to
average net assets	0.26%	0.02%		0.03%		0.63%		(0.05)%
Portfolio Turnover Rate	50%	43%		160%		52%		70%

	Health & Biotechnology Portfolio - Class C Shares

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	August 31,	August 31,		August 31,		August 31,		August 31,
	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$ 17.04	$ 13.67		$ 13.10		$ 13.34		$ 13.82
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.22)	(0.23)		(0.27)		(0.24)		(0.29)
Net realized and unrealized gain (loss)	1.78	3.60		0.84		-		(0.19)
Total from investment operations	1.56	3.37		0.57		(0.24)		(0.48)
Dividends and Distributions:
Dividends from net investment income	-	-		-		-		-
Distributions from realized gains	-	-		-		-		-
Total dividends and distributions	-	-		-		-		-

Net Asset Value, End of Period	$ 18.60	$ 17.04		$ 13.67		$ 13.10		$ 13.34

Total Return*	9.15%	24.65%		4.35%		(1.80)%		(3.47)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 1,773	$ 1,818		$ 1,666		$ 1,977		$ 2,379
Ratio of net operating expenses to
average net assets (3)	3.26%	3.33%		3.39%		3.54%	(4)	3.29%	(4)
Ratio of net investment income (loss) to
average net assets	(1.24)%	(1.43)%		(1.88)%		(2.12)%		(2.16)%
Portfolio Turnover Rate	18%	8%		14%		27%		15%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the International Equity Portfolio: 3.65% for the year ended August 31, 2012; 3.62% for the year ended August 31, 2011; 3.29% for the year ended August 31, 2010; 3.05% for the year ended August 31, 2009; and 2.93% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 3.27% for the year ended August 31, 2012; 3.34% for the year ended August 31, 2011; 3.41% for the year ended August 31, 2010; 3.55% for the year ended August 31, 2009; and 3.30% for the year ended August 31, 2008.

(4) During the years ended August 31, 2009 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 3.54% and 2.98% respectively  for the same periods for the Health & Biotechnology Portfolio.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

Technology & Communications Portfolio - Class C Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$ 11.60	$ 9.57		$ 7.26	$ 8.32	$ 9.22
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.25)	(0.37)		(0.29)	(0.20)	(0.23)
Net realized and unrealized gain (loss)	1.90	2.40		2.60	(0.86)	(0.67)
Total from investment operations	1.65	2.03		2.31	(1.06)	(0.90)
Dividends and Distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from realized gains	(0.60)	-		-	-	-
Total dividends and distributions	(0.60)	-		-	-	-

Net Asset Value, End of Period	$ 12.65	$ 11.60		$ 9.57	$ 7.26	$ 8.32

Total Return*	15.22%	21.21%		31.82%	(12.74)%	(9.76)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 6,119	$ 5,974		$ 868	$ 460	$ 586
Ratio of net operating expenses to
average net assets (2)	3.19%	3.27%	(3)	3.68%	3.79%	3.29%	(3)
Ratio of net investment income (loss) to
average net assets	(2.06)%	(2.81)%		(3.35)%	(3.32)%	(2.60)%
Portfolio Turnover Rate	25%	603%		334%	279%	314%

Energy & Basic Materials Portfolio - Class C Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$ 11.79	$ 9.21		$ 8.82	$ 24.77	$ 32.37
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.18)	(0.35)		(0.28)	(0.21)	(0.64)
Net realized and unrealized gain (loss)	(0.67)	2.93		0.67	(10.24)	3.89
Total from investment operations	(0.85)	2.58		0.39	(10.45)	3.25
Dividends and Distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from realized gains	-	-		-	(5.50)	(10.85)
Total dividends and distributions	-	-		-	(5.50)	(10.85)

Net Asset Value, End of Period	$ 10.94	$ 11.79		$ 9.21	$ 8.82	$ 24.77

Total Return*	(7.21)%	28.01%		4.42%	(35.69)%	9.61%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 233	$ 255		$ 186	$ 172	$ 180
Ratio of net operating expenses to
average net assets (4)	3.84%	3.69%	(5)	3.64%	3.83%	3.26%	(5)
Ratio of net investment income (loss) to
average net assets	(1.55)%	(2.72)%		(2.77)%	(2.22)%	(2.26)%
Portfolio Turnover Rate	46%	56%		65%	130%	139%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Technology & Communications Portfolio: 3.20% for the year ended August 31, 2012; 3.27% for the year ended August 31, 2011; 3.71% during the year ended August 31, 2010; 4.34% for the year ended August 31, 2009; and 3.30% for the year ended August 31, 2008.

(3) During the years ended August 31, 2011 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.  The ratio of expenses to average net assets excluding the effect of any recapture was 3.18% for the year ending August 31, 2011 and 3.23% for the year ending August 31, 2008 for the Technology & Communications Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.85% for the year ended August 31, 2012; 3.70% for the year ended August 31, 2011; 3.64% during the year ended August 31, 2010; 4.02% for the year ended August 31, 2009; and 3.30% for the year ended August 31, 2008.

(5) During the years ended August 31, 2011 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.  The ratio of expenses to average net assets excluding the effect of any recapture was 3.55% for the year ending August 31, 2011 and 3.22% for the year ending August 31, 2008 for the Energy & Basic Materials Portfolio.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 4.97	$ 5.00	$ 5.73	$ 7.81	$ 11.25
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.08)	(0.14)	(0.16)	(0.07)	(0.09)
Net realized and unrealized gain (loss)	0.50	0.11	(0.57)	(2.01)	(2.20)
Total from investment operations	0.42	(0.03)	(0.73)	(2.08)	(2.29)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	(1.15)
Total dividends and distributions	-	-	-	-	(1.15)

Net Asset Value, End of Period	$ 5.39	$ 4.97	$ 5.00	$ 5.73	$ 7.81

Total Return*	8.45%	(0.60)%	(12.74)%	(26.63)%	(22.51)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 26	$ 30	$ 29	$ 35	$ 61
Ratio of net operating expenses to
average net assets (2)	3.99%	3.99%	3.99%	3.75%	3.29%
Ratio of net investment income (loss) to
average net assets	(1.64)%	(2.45)%	(2.86)%	(1.47)%	(0.91)%
Portfolio Turnover Rate	33%	56%	104%	92%	87%

	Investment Quality Bond Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 10.26	$ 10.54	$ 10.16	$ 9.91	$ 9.76
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.08	0.16	0.21	0.18	0.26
Net realized and unrealized gain (loss)	0.14	(0.10)	0.38	0.25	0.15
Total from investment operations	0.22	0.06	0.59	0.43	0.41
Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.16)	(0.21)	(0.18)	(0.26)
Distributions from realized gains	(0.16)	(0.18)	-	-	-
Total dividends and distributions	(0.24)	(0.34)	(0.21)	(0.18)	(0.26)

Net Asset Value, End of Period	$ 10.24	$ 10.26	$ 10.54	$ 10.16	$ 9.91

Total Return*	2.16%	0.64%	5.82%	4.37%	4.27%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 436	$ 558	$ 559	$ 692	$ 668
Ratio of net operating expenses to
average net assets (3)	2.56%	2.51%	2.75%	2.69%	2.40%	(4)
Ratio of net investment income (loss) to
average net assets	0.75%	1.58%	1.99%	1.80%	2.67%
Portfolio Turnover Rate	43%	26%	31%	45%	39%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Financial Services  Portfolio: 5.01% for the year ended August 31, 2012; 5.19% for the year ended August 31, 2011; 4.84% for the year ended August 31, 2010; 5.16% for the year ended August 31, 2009; and 4.28% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 2.56% for the year ended August 31, 2012; 2.51% for the year ended August 31, 2011; 2.72% for the year ended August 31, 2010; 2.69% for the year ended August 31, 2009; and 2.40% for the year ended August 31, 2008.

(4) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.36% for the same period for the Investment Quality Bond Portfolio.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

Municipal Bond Portfolio - Class C Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$ 9.96		$ 10.08		$ 9.71		$ 9.95		$ 10.01
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.04		0.04		0.10		0.15		0.22
Net realized and unrealized gain (loss)	0.23		(0.12)		0.37		(0.13)		0.00	**
Total from investment operations	0.27		(0.08)		0.47		0.02		0.22
Dividends and Distributions:
Dividends from net investment income	(0.03)		(0.04)		(0.10)		(0.15)		(0.22)
Distributions from realized gains	-		-		-		(0.11)		(0.06)
Total dividends and distributions	(0.03)		(0.04)		(0.10)		(0.26)		(0.28)

Net Asset Value, End of Period	$ 10.20		$ 9.96		$ 10.08		$ 9.71		$ 9.95

Total Return*	2.76%		(0.75)%		4.83%		0.24%		2.21%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 182		$ 349		$ 364		$ 414		$ 343
Ratio of net operating expenses to
average net assets (2)	2.25%		2.45%		2.90%		2.75%		2.40%
Ratio of net investment income (loss) to
average net assets	0.44%		0.44%		0.98%		1.54%		2.18%
Portfolio Turnover Rate	13%		31%		17%		26%		3%

U.S. Government Money Market Portfolio - Class C Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.00	**	0.00	**	0.00	**	0.00	**	0.02
Net realized and unrealized gain (loss)	-		-		-		-		-
Total from investment operations	0.00	**	0.00	**	0.00	**	0.00	**	0.02
Dividends and Distributions:
Dividends from net investment income	0.00	**	(0.00)	**	(0.00)	**	(0.00)	**	(0.02)
Distributions from realized gains	-		-		-		-		-
Total dividends and distributions	0.00	**	(0.00)	**	(0.00)	**	(0.00)	**	(0.02)

Net Asset Value, End of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return*	0.01%		0.01%		0.01%		0.10%		2.08%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 302		$ 323		$ 371		$ 472		$ 432
Ratio of net operating expenses to
average net assets (3)	0.12%		0.14%		0.15%	(4)	0.65%	(4)	1.25%
Ratio of net investment income (loss) to
average net assets	0.01%		0.01%		0.01%		0.08%		2.12%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Municipal Bond Portfolio: 3.02% for the year ended August 31, 2012; 2.61% for the year ended August 31, 2011; 3.26% during the year ended August 31, 2010; 2.93% for the year ended August 31, 2009; and 2.73% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 3.25% for the year ended August 31, 2012; 1.99% for the year ended August 31, 2011; 2.48% for the year ended August 31, 2010; 2.32% for the year ended August 31, 2009; and 2.32% for the year ended August 31, 2008.

(4) The U.S. Government Money Market Portfolio incurred expenses associated with participation in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds.  The ratio of net operating expenses to average daily net assets including these expenses was 1.13% during the year ended August 31, 2010 and 0.74% during the year ended August 31, 2009.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Global Enhanced Real Return Portfolio - Class C Shares

	January 5,
	2012 (1) to
	August 31,
	2012
Net Asset Value, Beginning of Period	$ 10.25
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.03
Net realized and unrealized gain (loss)	0.10
Total from investment operations	0.13
Dividends and Distributions:
Dividends from net investment income	-
Distributions from realized gains	-
Total dividends and distributions	-

Net Asset Value, End of Period	$ 10.38

Total Return*
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 581
Ratio of net operating expenses to
average net assets (4)	2.25%	(3)
Ratio of net investment income (loss) to
average net assets	0.42%	(3)
Portfolio Turnover Rate	373%
	James Alpha Global Real Estate Investments Portfolio - Class C Shares

	January 5,
	2012 (1) to
	August 31,
	2012
Net Asset Value, Beginning of Period	$ 18.31
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.62
Net realized and unrealized gain (loss)	3.59
Total from investment operations	4.21

Redemption fees	-

Dividends and Distributions:
Dividends from net investment income	(0.20)
Distributions from realized gains	(0.48)
Total dividends and distributions	(0.68)

Net Asset Value, End of Period	$ 21.84

Total Return*	22.33%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 3,314
Ratio of net operating expenses to
average net assets (5)	2.98%	(3)(6)
Ratio of net investment income (loss) to
average net assets	4.92%	(3)
Portfolio Turnover Rate	519%
(1) Commencement of offering.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Armored Wolf, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the James Alpha Global Enhanced Real Return Portfolio: 3.49% for the period ended August 31, 2012.

(5) Before the application of any fees waived or reimbursed by Ascent Investment Advisors, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the James Alpha Global Real Estate Investments Portfolio: 3.27% for the period ended August 31, 2012.

(6) During the period end August 31, 2012 Ascent Investment Advisors, LLC recaptured previously waived/reimbursed expenses.  The ratio of expenses to average net assets excluding the effect of any recapture was 2.65%

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

The Saratoga Advantage Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Energy & Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, U.S. Government Money Market Portfolio, James Alpha Global Enhanced Real Return Portfolio, and James Alpha Global Real Estate Investments Portfolio (each a series of the Saratoga Advantage Trust or the “Trust”), as of August 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, except for the James Alpha Global Enhanced Real Return Portfolio in which the statements of changes in net asset and financial highlights were for the year ended August 31, 2012 and the period February 1, 2011 (commencement of operations) through August 31, 2011 and James Alpha Global Real Estate Investments Portfolio in which the statements of changes in net asset and financial highlights were for the year ended August 31, 2012 and the period January 1, 2011 through August 31, 2011.  These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  With respect to the James Alpha Global Real Estate Investments Portfolio the statements of changes in net assets and the financial highlights for the year ended December 31, 2010 and the period October 26, 2009 (commencement of operations) through December 31, 2009 have been audited by other auditors, whose report dated March 1, 2011 and expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the fourteen portfolios of the Saratoga Advantage Trust as of August 31, 2012, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 31, 2012

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses.    The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.   Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2012 through August 31, 2012.

Actual Expenses:  The first table provides information about actual account values and actual expenses.  The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period.  Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

Beginning Account Value – 3/1/2012		Ending Account Value – 8/31/2012	Expense Paid 3/1/2012-8/31/2012*	Expense Ratio [Annualized]
Actual Expenses – Table 1:
Large Capitalization Value – Class I	$1,000.00	$991.90	$7.26	1.45%
Large Capitalization Value – Class A	1,000.00	990.30	9.26	1.85%
Large Capitalization Value – Class B	1,000.00	986.70	12.28	2.46%
Large Capitalization Value – Class C	1,000.00	986.70	12.24	2.45%
Large Capitalization Growth – Class I	1,000.00	1,037.90	8.09	1.58%
Large Capitalization Growth – Class A	1,000.00	1,036.00	10.13	1.98%
Large Capitalization Growth – Class B	1,000.00	1,032.20	13.18	2.58%
Large Capitalization Growth – Class C	1,000.00	1,032.10	13.18	2.58%
Mid Capitalization – Class I	1,000.00	970.30	9.61	1.94%
Mid Capitalization – Class A	1,000.00	968.80	11.58	2.34%
Mid Capitalization – Class B	1,000.00	966.30	14.58	2.95%
Mid Capitalization – Class C	1,000.00	966.30	14.58	2.95%
Small Capitalization – Class I	1,000.00	998.80	8.64	1.72%
Small Capitalization – Class A	1,000.00	996.30	10.59	2.11%
Small Capitalization – Class B	1,000.00	993.60	13.53	2.70%
Small Capitalization – Class C	1,000.00	993.60	13.63	2.72%
International Equity – Class I	1,000.00	912.90	12.93	2.69%
International Equity – Class A	1,000.00	912.10	14.18	2.95%
International Equity – Class B	1,000.00	908.60	17.03	3.55%
International Equity – Class C	1,000.00	908.90	17.47	3.64%
Health & Biotechnology – Class I	1,000.00	1,026.10	11.51	2.26%
Health & Biotechnology – Class A	1,000.00	1,024.40	13.54	2.66%
Health & Biotechnology – Class B	1,000.00	1,020.90	16.51	3.25%
Health & Biotechnology – Class C	1,000.00	1,020.90	16.56	3.26%
Technology & Communications – Class I	1,000.00	1,009.10	11.01	2.18%
Technology & Communications – Class A	1,000.00	1,006.50	13.01	2.58%
Technology & Communications – Class B	1,000.00	1,004.00	15.97	3.17%
Technology & Communications – Class C	1,000.00	1,004.00	16.07	3.19%
Energy & Basic Materials – Class I	1,000.00	878.30	13.36	2.83%
Energy & Basic Materials – Class A	1,000.00	876.40	15.14	3.21%
Energy & Basic Materials – Class B	1,000.00	873.20	17.89	3.80%
Energy & Basic Materials – Class C	1,000.00	873.80	18.09	3.84%
Financial Services – Class I	1,000.00	1,092.40	15.73	2.99%
Financial Services – Class A	1,000.00	1,000.00	17.04	3.39%
Financial Services – Class B	1,000.00	630.00	16.27	3.97%
Financial Services – Class C	1,000.00	998.10	20.04	3.99%
Investment Quality Bond – Class I	1,000.00	1,016.00	7.91	1.56%
Investment Quality Bond – Class A	1,000.00	1,014.00	9.87	1.95%
Investment Quality Bond – Class B	1,000.00	1,010.00	13.24	2.62%
Investment Quality Bond – Class C	1,000.00	1,010.90	12.94	2.56%
Municipal Bond – Class I	1,000.00	1,006.90	9.58	1.90%
Municipal Bond – Class A	1,000.00	1,005.00	11.59	2.30%
Municipal Bond – Class C	1,000.00	1,003.40	14.60	2.90%
U.S. Government Money Market – Class I	1,000.00	1,000.00	0.60	0.12%
U.S. Government Money Market – Class A	1,000.00	1,000.10	0.55	0.11%
U.S. Government Money Market – Class B	1,000.00	1,000.00	0.60	0.12%
U.S. Government Money Market – Class C	1,000.00	1,000.00	0.60	0.12%
James Alpha Global Enhanced Real Return - Class A	1,000.00	1,016.60	7.60	1.50%
James Alpha Global Enhanced Real Return - Class C	1,000.00	1,012.70	11.38	2.25%
James Alpha Global Enhanced Real Return - Class I	1,000.00	1,017.50	6.34	1.25%
James Alpha Global Real Estate Investments – Class A	1,000.00	1,123.10	13.61	2.55%
James Alpha Global Real Estate Investments – Class C James Alpha Global Real Estate Investments – Class I	1,000.00 1,000.00	1,119.50 1,123.50	15.88 12.17	2.98% 2.28%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes:  The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period.  This information may be used to compare the ongoing costs of investing in the fund and other mutual funds.  To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Beginning Account Value – 3/1/2012		Ending Account Value – 8/31/2012	Expense Paid 3/1/2012-8/31/2012*	Expense Ratio [Annualized]
Hypothetical [5% Return Before Expenses] – Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,017.85	$7.35	1.45%
Large Capitalization Value – Class A	1,000.00	1,015.84	9.37	1.85%
Large Capitalization Value – Class B	1,000.00	1,012.77	12.45	2.46%
Large Capitalization Value – Class C	1,000.00	1,012.82	12.40	2.45%
Large Capitalization Growth – Class I	1,000.00	1,017.19	8.01	1.58%
Large Capitalization Growth – Class A	1,000.00	1,015.18	10.03	1.98%
Large Capitalization Growth – Class B	1,000.00	1,012.17	13.05	2.58%
Large Capitalization Growth – Class C	1,000.00	1,012.17	13.05	2.58%
Mid Capitalization – Class I	1,000.00	1,015.38	9.83	1.94%
Mid Capitalization – Class A	1,000.00	1,013.37	11.84	2.34%
Mid Capitalization – Class B	1,000.00	1,010.31	14.91	2.95%
Mid Capitalization – Class C	1,000.00	1,010.31	14.91	2.95%
Small Capitalization – Class I	1,000.00	1,016.49	8.72	1.72%
Small Capitalization – Class A	1,000.00	1,014.53	10.68	2.11%
Small Capitalization – Class B	1,000.00	1,011.56	13.65	2.70%
Small Capitalization – Class C	1,000.00	1,011.46	13.75	2.72%
International Equity – Class I	1,000.00	1,011.61	13.60	2.69%
International Equity – Class A	1,000.00	1,010.31	14.91	2.95%
International Equity – Class B	1,000.00	1,007.29	17.91	3.55%
International Equity – Class C	1,000.00	1,006.84	18.36	3.64%
Health & Biotechnology – Class I	1,000.00	1,013.77	11.44	2.26%
Health & Biotechnology – Class A	1,000.00	1,011.76	13.45	2.66%
Health & Biotechnology – Class B	1,000.00	1,008.80	16.41	3.25%
Health & Biotechnology – Class C	1,000.00	1,008.75	16.46	3.26%
Technology & Communications – Class I	1,000.00	1,014.18	11.04	2.18%
Technology & Communications – Class A	1,000.00	1,012.17	13.05	2.58%
Technology & Communications – Class B	1,000.00	1,009.20	16.01	3.17%
Technology & Communications – Class C	1,000.00	1,009.10	16.11	3.19%
Energy & Basic Materials – Class I	1,000.00	1,010.91	14.30	2.83%
Energy & Basic Materials – Class A	1,000.00	1,009.00	16.21	3.21%
Energy & Basic Materials – Class B	1,000.00	1,006.03	19.16	3.80%
Energy & Basic Materials – Class C	1,000.00	1,005.83	19.36	3.84%
Financial Services – Class I	1,000.00	1,010.10	15.11	2.99%
Financial Services – Class A	1,000.00	1,008.09	17.11	3.39%
Financial Services – Class B	1,000.00	1,005.18	20.01	3.97%
Financial Services – Class C	1,000.00	1,005.08	20.11	3.99%
Investment Quality Bond – Class I	1,000.00	1,017.29	7.91	1.56%
Investment Quality Bond – Class A	1,000.00	1,015.33	9.88	1.95%
Investment Quality Bond – Class B	1,000.00	1,011.97	13.25	2.62%
Investment Quality Bond – Class C	1,000.00	1,012.27	12.95	2.56%
Municipal Bond – Class I	1,000.00	1,015.58	9.63	1.90%
Municipal Bond – Class A	1,000.00	1,013.57	11.64	2.30%
Municipal Bond – Class C	1,000.00	1,010.56	14.66	2.90%
U.S. Government Money Market – Class I	1,000.00	1,024.53	0.61	0.12%
U.S. Government Money Market – Class A	1,000.00	1,024.58	0.56	0.11%
U.S. Government Money Market – Class B	1,000.00	1,024.53	0.61	0.12%
U.S. Government Money Market – Class C	1,000.00	1,024.53	0.61	0.12%
James Alpha Global Enhanced Real Return - Class A	1,000.00	1,017.60	7.61	1.50%
James Alpha Global Enhanced Real Return - Class C	1,000.00	1,018.85	6.34	2.25%
James Alpha Global Enhanced Real Return - Class I	1,000.00	1,018.85	6.34	1.25%
James Alpha Global Real Estate Investments – Class A	1,000.00	1,012.32	12.90	2.55%
James Alpha Global Real Estate Investments – Class C	1,000.00	1,013.67	11.54	2.98%
James Alpha Global Real Estate Investments - Class I	1,000.00	1,013.67	12.54	2.28%
* Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the days in reporting period).

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board.  The table below shows, for each Trustee and Officer, his name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Interested Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bruce E. Ventimiglia, 57 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	President, CEO, & Chairman of the Board of Trustees **	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	14 Portfolios	None

Independent Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Patrick H. McCollough, 70 208 North Capital, 3rd Floor Lansing, MI 48933	Trustee	Since September 1994	Consultant to the law and government relations firm of Kelly Cawthorne, PLLC	14 Portfolios	None
Udo Koopmann, 72 11500 Governor’s Drive Chapel Hill, NC 27517	Trustee	Since April 1997	Retired	14 Portfolios	None
Floyd E. Seal, 63 122 Ethan Allen Drive Dahlonega, GA 30533	Trustee	Since April 1997	Chief Executive Officer and 100% owner of Tarahill, Inc., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA	14 Portfolios	None
Stephen H. Hamrick, 60 139 Van Bolen Way Mahwah, NJ 07430	Trustee	Since January 2003

President and Chief Executive Officer, Terra Securities, LLC (2/2011-Present) (Broker-Dealer); President, Lightstone Value Plus REIT (9/2007- 7/2010) (Real Estate Investment Trust); President, Lightstone Securities LLC (7/2006-7/2010) (Broker-Dealer); Vice President, Lightstone Group (7/2006- 7/2010) (Real Estate Investments and Management); Chairman & President, Carey Financial Corp. (1994-2006) (Broker-Dealer)

				14 Portfolios	None

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Senior Officers

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Stephen Ventimiglia, 56 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Vice President & Secretary**	Since September1994	Vice Chairman & Chief Investment Officer of Saratoga Capital Management, LLC	14 Portfolios	None
Jonathan W. Ventimiglia, 29 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer, Chief Compliance Officer (July 2009 – Present) and Marketing Associate (August 2005-Present) of Saratoga Capital Management, LLC.	14 Portfolios	None
James S. Vitalie, 52 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Vice President	Since January 2011	President and Chief Operating Officer of James Alpha Management (March 2008 – Present); Institutional Group Head of Old Mutual Capital (September 2005 – March 2008)	14 Portfolios	None
Michael J. Wagner, 61 c/o Northern Lights Compliance Services, LLC 450 Wireless Blvd, Hauppauge, NY 11788	Chief Compliance Officer	Since July 2006

President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006 – present); Senior Vice President of Northern Lights Compliance Services, LLC (2004 – 2006); Vice President of GemCom, LLC (2004 – present)

				14 Portfolios	None

*     Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified.   Officers of the Trust are elected annually.

**   Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

*** Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

MANAGEMENT AND ADVISORY AGREEMENT APPROVALS

Board Meeting of April 12 and 13, 2012

The Independent Trustees discussed the information received from the Manager respecting (i) the nature, quality and scope of services provided by the Manager, Armored Wolf, Ascent and each Adviser to the Portfolios; (ii) the investment performance of the Portfolios relative to comparable funds; (iii) the costs of services provided and estimated profits realized by the Manager, Armored Wolf and Ascent; (iv) fees and expenses relative to other comparable funds; (v) the extent to which economies of scale are realized as the Portfolios grow and whether fee levels appropriately reflect economies of scale; and (vi) benefits realized by the Manager, Armored Wolf and Ascent from their relationship with the Portfolios.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board.

Nature, Quality and Scope of Services

The Board reviewed and considered the nature, quality and scope of services provided by the Manager.   In this regard, the Manager discussed in detail with the Trustees its methodology for selecting Advisers and the procedures and criteria it utilizes in evaluating the adequacy of each Adviser’s performance.  The Trustees concluded that the nature and extent of the services provided by the Manager were necessary and appropriate for the conduct of the business and investment activities of the Trust.  The Trustees also concluded that the overall quality of the advisory and administrative services were satisfactory.

The Trustees also evaluated the nature, quality and scope of the services provided by Armored Wolf and Ascent and concluded that the overall quality and scope of services provided were satisfactory.  In addition, the Trustees evaluated the quality of the services provided by the Advisers to each Portfolio.  The Board concluded that the nature, scope and quality of the services provided by each of the Advisers were satisfactory.

Comparative Performance

The performance of each of the Portfolios was compared to a Lipper or Morningstar Index of funds with investment objectives similar to that of the applicable Portfolio.  The conclusions of the Trustees were as follows:

Large Cap Value: The Trustees noted that M.D. Sass Investors Services, Inc. has been the Adviser to the Portfolio since August 2008 and had performed better than its benchmark from then through February 29, 2012.  The Trustees concluded that the performance of the Portfolio was satisfactory.

Large Cap Growth: The Trustees noted that since Loomis, Sayles & Company, L.P. (“Loomis Sayles”) had taken over as Adviser to the Portfolio in May 2005 through February 29, 2012, the Portfolio had performed better than its benchmark.  The Trustees concluded that the performance of the Portfolio was satisfactory.

Mid-Cap: The Trustees noted that Vaughan Nelson Investment Management LP became the Adviser to the Portfolio in April 2006 and that since then through February 29, 2012, the Portfolio had outperformed its benchmark.  The Trustees concluded that the performance of the Portfolio was satisfactory.

Small Cap: The Trustees noted that since Fox Asset Management, LLC (“Fox”) had taken over as the Adviser to the Portfolio (i.e., January 2001) through February 29, 2012, the Portfolio had performed better than its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

International Equity: The Trustees noted that the current Adviser to the Portfolio, DePrince, Race and Zollo, Inc. (“DRZ”), was appointed in November 2009 and had outperformed its benchmark since then through February 28, 2011.  They further noted that DRZ underperformed its benchmark for the one year ended February 29, 2012.  In light of the relatively short period of time of underperformance and the Manager’s view that DRZ’s investment approach is well suited for a fund like the Portfolio which is utilized as a part of an asset allocations program, the Trustees concluded that the performance of the Portfolio was satisfactory.

Health & Biotechnology: The Trustees noted that the current Adviser to the Portfolio, Oak Associates, ltd. (“Oak”) was appointed in July 2005.  Since that date through February 29, 2012, the Adviser had outperformed its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

Technology & Communications: The Trustees noted that Loomis Sayles and Oak took over as Advisers of the Portfolio in August of 2011.  They determined that it was too soon to meaningfully evaluate the performance of the Advisers.

Financial Services: The Trustees noted that since the appointment of Loomis Sayles as the Adviser to the Portfolio in May 2005 through February 29, 2012 the Portfolio had slightly underperformed its benchmark. The Trustees determined that given the relatively small size of the Portfolio, the Portfolio’s performance was satisfactory.

Energy & Basic Materials: The Trustees noted that in April 2007 Loomis Sayles was appointed as the Adviser to the Portfolio.  The Trustees noted that since then through February 29, 2012, the Portfolio had outperformed its benchmark.   The Trustees determined that the performance of the Portfolio was satisfactory.

Investment Quality Bond: The Trustees noted that Fox has been the Adviser to the Portfolio since its inception (September 1, 1994), and that the Portfolio’s performance from its inception through February 29, 2012 had been virtually even with its peer group.  The Trustees determined that performance of the Portfolio was satisfactory.

Municipal Bond: The Trustees noted that the current Adviser to the Portfolio, Fox, was appointed in April 2009 and since then through February 29, 2012 the Portfolio underperformed its benchmark.  The Trustees noted, however, that the Portfolio is significantly smaller than most municipal bond funds and that, under the circumstances, the performance of the Portfolio was satisfactory.

U.S. Government Money Market: The Trustees noted that CLS Investments LLC has only been the Adviser to the Portfolio since August 2011 and therefore concluded that it was too soon to meaningfully evaluate the Adviser’s performance.

James Alpha Global Enhanced Real Return Portfolio:  The Trustees noted that since inception of the Portfolio in February 2011 through February 29, 2012, Armored Wolf had outperformed its peer group.  The Trustees concluded that the performance of the Portfolio was satisfactory.

James Alpha Global Real Estate Investments Portfolio:  The Trustees noted that the Portfolio commenced operations as a portfolio of the Trust in August 2011 and therefore it was too soon to meaningfully evaluate the performance of the Portfolio.

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for each Portfolio and noted the following: (i) fee rates for the Mid Cap and International Equity  Portfolios were slightly higher than the average of comparable funds;  (ii) the fee rates for the Large Cap Growth and Small Cap Portfolios were slightly or considerably lower than the average of comparable funds; (iii) the fee rate for Large Cap Value was the same as the average of comparable funds; and (iv) the fee rates for Health & Biotechnology, Technology & Communications, Financial Services, Energy & Basic Materials, Investment Quality Bond, Municipal Bond, U.S. Government Money Market, James Alpha Real Return and James Alpha Real Estate Portfolios were higher than the average of comparable funds.

The Trustees noted that the Portfolios were considerably smaller than many of the funds in the comparison group and considered, with respect to each Portfolio, the adverse impact of the relatively small sizes of the Portfolios on the costs and profitability of the Manager, Armored Wolf and Ascent.  The Trustees also noted that the Manager has, since 1999, agreed to cap expenses of the Portfolios for which it serves as Manager at specified levels.  The Trustees also noted that expense caps are in effect for the Portfolios managed by Armored Wolf and Ascent.  The Trustees evaluated the impact of these expense caps on the net fees received by the Manager, Armored Wolf and Ascent, respectively.  The Trustees concluded, based on the foregoing, that the Management Fee rate with respect to each of the Portfolios was not excessive relative to comparable funds.

Economies of Scale

The Trustees determined that at their current sizes, the Portfolios do not enjoy the benefits of economies of scale.

Profitability of Manager

The Trustees reviewed the profitability data that had been provided by the Manager, Armored Wolf and Ascent.   The Trustees noted that the provision of services under the Management Agreement had resulted in a loss to each of these organizations.   The Trustees considered the financial viability of the Manager, Armored Wolf and Ascent and their ability to continue to provide high quality services and concluded that each organization continues to be capable of and committed to providing high quality services.

Other Benefits

The Trustees considered the benefits obtained by the Manager, Armored Wolf and Ascent and the Advisers from their relationship with the Trust.  They noted, in this regard, that certain of the Advisers have soft dollar arrangements pursuant to which commissions on fund portfolio transactions may be utilized to pay for research services.  The Trustees noted that the amount of soft dollars was small and that research services obtained by the Advisers may enhance the ability of the Advisers to provide quality services to the Portfolios.  The Trustees noted that the Manager receives licensing fees from third parties for the use of the Saratoga asset allocation program.

Conclusion

Based on the foregoing and such other factors as they deemed relevant, the Independent Trustees determined that continuation of the Management Agreements and the Advisory Agreement for each of the Portfolios was in the best interests of the Portfolios and the shareholders.

Rev July 2011
FACTS?	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

HOW?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’ t share
For nonaffiliates to market to you	No	We don’ t share

Questions?

Call 1-800-807-FUND

Page 2

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my	To protect your personal information from unauthorized access personal information?

and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

•

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the period ended August 31, 2012 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopmann are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

Registrant

Advisor

FYE 08/31/12

$97,500.00

$   900.00

FYE 08/31/11

$97,500.00

$   900.00

FYE 08/31/10

$112,000.00

$3,000.00

(b)

Audit-Related Fees

Registrant

Advisor

FYE 08/31/12

$0.00

$0.00

FYE 08/31/11

$0.00

$0.00

FYE 08/31/10

$0.00

$0.00

(c)

Tax Fees

Registrant

Advisor

FYE 08/31/12

$26,000.00

$   0.00

FYE 08/31/11

$26,000.00

$   600.00

FYE 08/31/10

$24,000.00

$2,000.00

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

Registrant

Advisor

FYE 08/31/12

$0.00

$0.00

FYE 08/31/11

$0.00

$0.00

FYE 08/31/10

$0.00

$0.00

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Advisor

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Advisor

FYE 08/31/2012

$26,000.00

$   600.00

FYE 08/31/2011

$26,000.00

$   600.00

FYE 08/31/2010

$24,000.00

$2,000.00

 (h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of August 31, 2012, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The Saratoga Advantage Trust

By (Signature and Title)

*

/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date

11/09/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/ Jonathan W. Ventimiglia

Jonathan W. Ventimiglia, Vice President, Assistant Secretary, Treasurer and Chief Financial Officer

Date

11/09/12

By (Signature and Title)

*

/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date

11/09/12

* Print the name and title of each signing officer under his or her signature.